                                                     Registration Nos. 033-70801
                                                                       811-08862

                     --------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         Pre-Effective Amendment No.
                                      ----
         Post-Effective Amendment No.  3                       X
                                      ----                    ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No.   25                                    X
                       ------                                 ---

                            A. G. SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                          AIG ANNUITY INSURANCE COMPANY
             (formerly, American General Annuity Insurance Company)
                               (Name of Depositor)

                               2929 Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-3150
               (Depositor's Telephone Number, including Area Code)

                             Mary L. Cavanaugh, Esq.
                          AIG Annuity Insurance Company
                    2929 Allen Parkway, Houston, Texas 77019
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that the filing will become effective (check appropriate box)
         o        immediately upon filing pursuant to paragraph (b) of Rule 485
         x        on May 1, 2002 pursuant to paragraph (b) of Rule 485
         o        60 days after filing pursuant to paragraph (a)(1) of Rule 485
         o        on (date) pursuant to paragraph (a)(1) of Rule 485
         o        75 days after filing pursuant to paragraph (a)(2) on (date)
                  pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:
         o this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
         Units of interest in A. G. Separate Account A under variable annuity contracts.

[AMERICAN GENERAL FINANCIAL GROUP LOGO]

                       THE ONE(R) MULTI-MANAGER ANNUITY(SM)

                                                PROSPECTUS

                                                    May 1, 2002



                                                      AIG ANNUITY

                                                   INSURANCE COMPANY

                                                A.G. SEPARATE ACCOUNT A

                                                The One(R) Multi-Manager
                                            Annuity(SM) variable annuity
                                          contracts are not a deposit or
                                       other obligation of, nor are they
                                     guaranteed or endorsed by, Bank One
                                               Corporation or any of its
                                        affiliates or correspondents, or
                                            any other bank or depository
                                       institution. They are not insured
                                        by the FDIC, The Federal Reserve
                                         Board or any similar agency. An
                                        investment in a variable annuity
                                       contract is subject to investment
                                       risks, including possible loss of
                                                     principal invested.

                      (This page intentionally left blank)

AIG ANNUITY INSURANCE COMPANY


UNITS OF INTEREST UNDER FLEXIBLE PREMIUM INDIVIDUAL FIXED AND


VARIABLE DEFERRED ANNUITY CONTRACTS


THE ONE(R) MULTI-MANAGER ANNUITY(SM)


A.G. SEPARATE ACCOUNT A


                                                                     May 1, 2002


PROSPECTUS




AIG Annuity Insurance Company (the "Company") offers the Flexible Premium Individual Fixed and Variable Deferred Annuity Contracts (the "Contracts") described in this prospectus. You may accumulate Contract Value on a fixed or variable basis and receive annuity payments on a fixed or variable basis. We designed the Contracts for use by individuals on a Qualified or Non-Qualified basis.


The Contract permits you to invest in and receive retirement benefits in up to 3 Fixed Account Options and/or an array of up to 19 Variable Account Options described in this prospectus.


American General Annuity Insurance Company is in the process of changing its name to AIG Annuity Insurance Company. We anticipate this process will take some time to implement in all jurisdictions where We do business. We expect the name change to be completed during 2002. To begin this process We officially changed the name in our state of domicile, Texas and have filed the name change in all other states. Please keep in mind, this is a name change only and will not affect the substance of your contract.


--------------------------------------------------------------------------------



This prospectus provides you with information you should know before investing in the Contract. This prospectus is accompanied by the current prospectuses for the mutual fund options described in this prospectus. Please read and retain each of these prospectuses for future reference.

You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.


A Statement of Additional Information, dated May 1, 2002, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov). This Statement of Additional Information contains additional information about the Contract and is part of this prospectus. For a free copy, complete and return the form contained in the back of this prospectus or call 1-877-888-9859.


THE CONTRACTS ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, BANK ONE CORPORATION OR ANY OF ITS AFFILIATES OR CORRESPONDENTS, OR ANY OTHER BANK OR DEPOSITORY INSTITUTION. THEY ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. AN INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES.

                               TABLE OF CONTENTS


                                                     PAGE
                                                     ----
ABOUT THE PROSPECTUS...............................    3
FEE TABLE..........................................    4

SUMMARY............................................    7
    Fixed and Variable Options.....................    7
    Guaranteed Death Benefit.......................    8
    Transfers......................................    8
    Fees and Charges...............................    8
    Payout Options.................................    9
    Communications to the Company..................    9
    Federal Tax Information........................    9
    Purchase Requirements..........................    9

SELECTED PURCHASE UNIT DATA........................   10

GENERAL INFORMATION................................   12
    About the Contract.............................   12
    About the Company..............................   12
    About A.G. Separate Account A..................   12
    About the Fixed Account........................   13
    Units of Interest..............................   13
    Distribution of the Contracts..................   13

VARIABLE ACCOUNT OPTIONS...........................   13

PURCHASE PERIOD....................................   14
    Purchase Payments..............................   14
    Right to Return................................   14
    Purchase Units.................................   14
    Calculation of Purchase Unit Value.............   15
    Choosing Investment Options....................   15
         Fixed Account Options.....................   15
         Variable Account Options..................   15
    Stopping Purchase Payments.....................   16

TRANSFERS BETWEEN INVESTMENT OPTIONS...............   16
    During the Purchase Period.....................   16
    During the Payout Period.......................   16
    Communicating Transfer or Reallocation
      Instructions.................................   16
    Effective Date of Transfer.....................   17
    Reservation of Rights and Market Timing........   17
    Dollar Cost Averaging Program..................   17

FEES AND CHARGES...................................   18
    Surrender Charge...............................   18
         Amount of Surrender Charge................   18
         10% Free Withdrawal.......................   18
         Exceptions to Surrender Charge............   19
    Premium Tax Charge.............................   19
    Separate Account Charges.......................   19
    Fund Annual Expense Charges....................   19
    Other Tax Charges..............................   19

PAYOUT PERIOD......................................   19
    Fixed Payout...................................   19
    Variable Payout................................   20
    Combination Fixed and Variable Payout..........   20


                                                     PAGE
                                                     ----
    Payout Date....................................   20
    Payout Options.................................   20
    Payout Information.............................   20

SURRENDER OF ACCOUNT VALUE.........................   21
    When Surrenders are Allowed....................   21
    Amount That May Be Surrendered.................   21
    Partial Surrender..............................   21
    Systematic Withdrawal Program..................   21
    Distributions Required by Federal Tax Law......   22

DEATH BENEFITS.....................................   22
    Beneficiary Information........................   22
    Proof of Death.................................   22
    Special Information for Non-Tax Qualified
      Contracts....................................   22
    Joint Owner Spousal Election Information.......   22
    During the Purchase Period.....................   23
    During the Payout Period.......................   23

HOW TO REVIEW INVESTMENT PERFORMANCE OF SEPARATE
  ACCOUNT DIVISIONS................................   23
    Types of Investment Performance Information
      Advertised...................................   23
      Total Return Performance Information.........   23
      Standard Average Annual Total Return.........   23
      Nonstandard Average Annual Total Return......   24
      Cumulative Total Return......................   24
      Annual Change in Purchase Unit Value.........   24
      Cumulative Change in Purchase Unit Value.....   24
      Total Return Based on Different Investment
         Amounts...................................   24
      An Assumed Account Value of $15,000..........   24
      Yield Performance Information................   24
      Money Market Division........................   24
      Divisions Other Than Money Market Division...   25

OTHER CONTRACT FEATURES............................   25
    Change of Beneficiary..........................   25
    Cancellation -- The 10 Day "Free Look".........   25
    We Reserve Certain Rights......................   25
    Deferring Payments.............................   25

VOTING RIGHTS......................................   26
    Who May Give Voting Instructions...............   26
    Determination of Fund Shares Attributable to
      Your Account.................................   26
    During Purchase Period.........................   26
    During Payout Period or after a Death Benefit
      Has Been Paid................................   26
    How Fund Shares Are Voted......................   26

FEDERAL TAX MATTERS................................   26
    Type of Plans..................................   26
    Tax Consequences in General....................   27
    Effect of Tax-Deferred Accumulations...........   27
    The Power of Tax-Deferred Growth...............   27

ABOUT THE PROSPECTUS
--------------------------------------------------------------------------------




Unless otherwise specified in this prospectus, the words we, our, Company, AIGAIC and AIG Annuity mean AIG Annuity Insurance Company. The words you and your, unless otherwise specified in this prospectus, mean the contract owner, annuitant or beneficiary.


We will use a number of other specific terms in this prospectus. The specific terms that we define for you in this prospectus are:

DEFINED TERMS                    PAGE NO.
-------------                    --------
Account Value..................       16
A.G. Separate Account A........       26
Annuitant......................    20,22
Annuity Service Center.........       16
Assumed Investment Rate........       20
Beneficiary....................       22
Contract Anniversary...........  8,16,22
Contract Owner.................       26
Contract Year..................       18
Divisions......................       23
Fixed Account Options..........       15
Mutual Fund or Fund............       12
Payout Period..................       16
Payout Unit....................       20
Purchase Payments..............    14,24
Purchase Period................       16
Purchase Unit..................       14
Variable Account Options.......       13
Variable Payout................       21

This prospectus is being given to you to help you make decisions for selecting various investment options and benefits to plan and save for your retirement. It is intended to provide you with information about the Company, the Contract, and saving for your retirement.

The purpose of Variable Account Options and Variable Payout is to provide you investment returns which are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

This prospectus describes a contract in which units of interest in the A.G. Separate Account A are offered. The Contract will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. This prospectus describes only the variable aspects of the Contract except where the Fixed Account Options are specifically mentioned.

For specific information about the Variable Account Options, you should refer to the mutual fund prospectuses you have been given with this document. You should keep these prospectuses to help answer any questions you may have in the future.

Following this introduction is a summary of the major features and options of the Contract. It is intended to provide you with a brief overview of those sections discussed in more detail in this prospectus.

FEE TABLE
--------------------------------------------------------------------------------



The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly under a Contract. The table reflects expenses of A.G. Separate Account A and the Funds. We may also deduct amounts for state premium taxes or similar assessments, where applicable.

CONTRACT OWNER EXPENSES(1)(2)

  Maximum Surrender Charge..................................   7.00%

(as a percentage of the Purchase Payment withdrawn and based on the length of time from when each Purchase Payment was received)

  Transfer Fee(2)...........................................    $25

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of Average Account Value):

  Mortality and Expense Risk Fee............................   1.00%
  Administration Fee........................................    .15%
                                                              -----
         Total Separate Account Fee.........................   1.15%

---------------
(1) Premium taxes are not shown here, but may be charged by some states. See: the "Premium Tax Charge" section in this prospectus.

(2) Currently, no transfer fee is imposed on transfers. The Company reserves the right to impose such a fee in the future which will not exceed $25 for each transfer. See the "Transfers Between Investment Options" section of this prospectus.


YEAR 2001 FUND ANNUAL EXPENSES


(as a percentage of average net assets):



                                                                                                    TOTAL
                                                                                                     FUND
                                                                                                   EXPENSES
                                                              MANAGEMENT                            (AFTER
                                                              FEES (AFTER   12B-1       OTHER        FEE
                            FUND                              FEE WAIVER)    FEES    EXPENSES(1)   WAIVER)
                            ----                              -----------   ------   -----------   --------
AIM V.I. International Growth Fund, Series I(2)(3)               0.73%         --       0.32%        1.05%
AIM V.I. Premier Equity Fund, Series I(2)(3)                     0.60%         --       0.25%        0.85%
Franklin Small Cap Fund -- Class 2(3)                            0.53%       0.25%      0.23%        1.01%
Money Market I Fund(4)                                           0.50%         --       0.10%        0.60%
One Group Investment Trust Balanced Portfolio                    0.70%         --       0.17%        0.87%
One Group Investment Trust Bond Portfolio(5)                     0.57%         --       0.18%        0.75%
One Group Investment Trust Diversified Equity Portfolio          0.74%         --       0.18%        0.92%
One Group Investment Trust Diversified Mid Cap Portfolio         0.72%         --       0.23%        0.95%
One Group Investment Trust Equity Index Portfolio                0.30%         --       0.20%        0.50%
One Group Investment Trust Government Bond Portfolio             0.45%         --       0.17%        0.62%
One Group Investment Trust Large Cap Growth Portfolio            0.65%         --       0.16%        0.81%
One Group Investment Trust Mid Cap Growth Portfolio(5)           0.65%         --       0.17%        0.82%
One Group Investment Trust Mid Cap Value Portfolio(5)            0.73%         --       0.22%        0.95%
Oppenheimer High Income Fund(3)                                  0.74%         --       0.05%        0.79%
Opportunities Fund(4)                                            0.95%         --       0.10%        1.05%
Putnam VT Global Growth Fund -- Class IB Shares(3)               0.71%       0.25%      0.11%        1.07%
Templeton Developing Markets Securities Fund -- Class 2(3)       1.25%       0.25%      0.32%        1.82%
Van Kampen LIT Emerging Growth Fund -- Class I(3)(6)             0.70%         --       0.06%        0.76%
Van Kampen LIT Enterprise Portfolio Fund -- Class I              0.48%         --       0.12%        0.60%

--------------------------------------------------------------------------------



------------

(1) OTHER EXPENSES may include custody, accounting, reports to shareholders, audit, legal, administrative or other miscellaneous expenses. See each Fund's prospectus and statement of additional information which may contain more detailed information on these fees.


(2)Effective May 1, 2002, AIM V.I. International Equity Fund changed its name to AIM V.I. International Growth Fund, and the AIM V.I. Value Fund was renamed the AIM V.I. Premier Equity Fund.



(3) The Company has entered into certain arrangements under which it is compensated by most of the Fund's advisers or administrators for administrative services the Company provides to the Funds.



(4)Effective January 1, 2002, North American Funds Variable Product Series I changed its name to VALIC Company I. The series were also renamed: the North American -- AG 1 Money Market Fund was renamed as the Money Market I Fund, and the North American -- Putnam Opportunities Fund was renamed as the Opportunities Fund. Management has agreed to waive certain expenses for the Money Market I Fund. In the absence of the fee waiver, the management fees, other expenses and total annual fund expenses would have been 0.50%, 0.12%, and 0.62%, respectively.



(5) In the absence of management fee waivers, management fees, other expenses and total annual portfolio operating expenses, respectively, would be: One Group Investment Trust Bond Portfolio, 0.60%, 0.18% and 0.78%; One Group Investment Trust Diversified Mid Cap Growth Portfolio, 0.74%, 0.23% and 0.97%; One Group Investment Trust Mid Cap Value Portfolio, 0.74%, 0.22% and 0.96%.



(6)Management has agreed to waive certain expenses for the Van Kampen LIT Enterprise Portfolio Fund. In the absence of the fee waiver, the management fees, other expenses and total annual fund expenses would have been 0.50%, 0.12%, and 0.62%, respectively.

EXAMPLE #1 -- If you do not surrender the Contract at the end of the period shown or you receive Payout Payments under a Payout Option(1). This Example #1 assumes the continuation of any fee waivers described in the "Fee Table -- Fund Annual Expenses" section of this Prospectus:
--------------------------------------------------------------------------------




Total Expenses. You would pay the following expenses on a $1,000 investment under the Contract without a surrender charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:



                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
AIM V.I. International Growth Fund -- Series I                $22       $69      $118       $254
AIM V.I. Premier Equity Fund -- Series I                      $20       $63      $108       $233
Franklin Small Cap Fund -- Class 2                            $17       $51      $ 89       $193
Money Market I Fund                                           $18       $55      $ 95       $207
One Group Investment Trust Balanced Portfolio                 $21       $63      $109       $235
One Group Investment Trust Bond Portfolio                     $19       $60      $103       $223
One Group Investment Trust Diversified Equity Portfolio       $21       $65      $111       $240
One Group Investment Trust Diversified Mid Cap Portfolio      $21       $66      $113       $244
One Group Investment Trust Equity Index Portfolio             $17       $52      $ 90       $196
One Group Investment Trust Government Bond Portfolio          $18       $56      $ 96       $209
One Group Investment Trust Large Cap Growth Portfolio         $20       $62      $106       $229
One Group Investment Trust Mid Cap Growth Portfolio           $20       $62      $106       $230
One Group Investment Trust Mid Cap Value Portfolio            $21       $66      $113       $244
Oppenheimer High Income Fund                                  $20       $61      $105       $227
Opportunities Fund                                            $22       $69      $118       $254
Putnam VT Global Growth Fund -- Class IB Shares               $23       $69      $119       $256
Templeton Developing Markets Securities Fund -- Class 2       $30       $92      $156       $329
Van Kampen LIT Emerging Growth Fund -- Class I                $19       $60      $103       $224
Van Kampen LIT Enterprise Portfolio Fund -- Class I           $18       $55      $ 95       $207


EXAMPLE #2 -- If you surrender the Contract at the end of the period shown. This Example #2 assumes the continuation of any fee waivers described in the "Fee Table -- Fund Annual Expenses" section of this Prospectus:
--------------------------------------------------------------------------------




Total Expenses. You would pay the following expenses on a $1,000 investment under the Contract invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:



                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
AIM V.I. International Growth Fund -- Series I                $87      $118      $158       $254
AIM V.I. Premier Equity Fund -- Series I                      $85      $112      $148       $233
Franklin Small Cap Fund -- Class 2                            $81      $101      $129       $193
Money Market I Fund                                           $83      $105      $135       $207
One Group Investment Trust Balanced Portfolio                 $85      $113      $149       $235
One Group Investment Trust Bond Portfolio                     $84      $109      $143       $223
One Group Investment Trust Diversified Equity Portfolio       $86      $114      $151       $240
One Group Investment Trust Diversified Mid Cap Portfolio      $86      $115      $153       $244
One Group Investment Trust Equity Index Portfolio             $82      $102      $130       $196
One Group Investment Trust Government Bond Portfolio          $83      $105      $136       $209
One Group Investment Trust Large Cap Growth Portfolio         $85      $111      $146       $229
One Group Investment Trust Mid Cap Growth Portfolio           $85      $111      $146       $230
One Group Investment Trust Mid Cap Value Portfolio            $86      $115      $153       $244
Oppenheimer High Income Fund                                  $85      $110      $145       $227
Opportunities Fund                                            $87      $118      $158       $254
Putnam VT Global Growth Fund -- Class IB Shares               $87      $118      $159       $256
Templeton Developing Markets Securities Fund -- Class 2       $94      $140      $196       $329
Van Kampen LIT Emerging Growth Fund -- Class I                $84      $109      $143       $224
Van Kampen LIT Enterprise Portfolio Fund -- Class I           $83      $105      $135       $207



Note: These examples should not be considered representations of past or future expenses for A.G. Separate Account A or for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The purpose of the Fee Table above is to help Contract Owners understand the various expenses of A.G. Separate Account A and the Funds which are, in effect, passed on to the Contract Owners.



This Fee Table shows all charges and expenses which may be deducted from the assets of A.G. Separate Account A and from the Funds in which A.G. Separate Account A invests. For a further description of these charges and expenses, see "Fees and Charges" in this prospectus and the descriptions of fees and charges in each of the Fund's prospectuses and statements of additional information. Any and all limitations on total charges and expenses are reflected in this Fee Table.



(1) Payout Payments under a Payout Option may not commence prior to the end of the fourth Contract Year.

SUMMARY
--------------------------------------------------------------------------------



The Contract is a combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of the Contract's major features is presented below. For a more detailed discussion of the Contract, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS


The Contract offers a choice from among 19 Variable Account Options. The Contract also offers three Fixed Account Options, two of which, the DCA One Year Guarantee Period Option and the DCA Six Month Guarantee Period Option, are available only for dollar cost averaging. See the "Dollar Cost Averaging Program" section of this prospectus.

--------------------------------------------------------------------------------




          FIXED ACCOUNT
          OPTIONS
--------------------------------------------------------------------------------------------------------
FIXED     One Year            Guaranteed current interest         --                        --
OPTIONS   Guarantee           income
          Period ("One
          Year Fixed
          Account")
          ----------------------------------------------------------------------------------------------
          DCA One Year        Guaranteed current interest         --                        --
          Guarantee           income
          Period ("DCA
          One Year Fixed
          Account")
          ----------------------------------------------------------------------------------------------
          DCA Six Month       Guaranteed current interest         --                        --
          Guarantee           income
          Period ("DCA
          Six Month
          Fixed
          Account")
--------------------------------------------------------------------------------------------------------
          VARIABLE            INVESTMENT OBJECTIVE(1)             ADVISER                   SUB-ADVISER
          ACCOUNT
          OPTIONS
--------------------------------------------------------------------------------------------------------
EQUITY    AIM V.I.            Long-term growth of capital.        A I M Advisors, Inc.      --
FUNDS     International
          Growth Fund**
          ----------------------------------------------------------------------------------------------
          AIM V.I. Value      Long-term growth of capital.        A I M Advisors, Inc.      --
          Fund**              Income is a secondary
                              objective.
          ----------------------------------------------------------------------------------------------
          Franklin Small      Seeks long-term capital             Franklin Advisers,        --
          Cap                 growth. The Fund invests            Inc.
          Fund -- Class       primarily in equity securities
          2*****              of smaller capitalization
                              growth companies.
          ----------------------------------------------------------------------------------------------
          Opportunities       Seeks capital appreciation          VALIC                     Putnam
          Fund*               through investments in common                                 Investment
                              stocks.                                                       Management,
                                                                                            LLC
          ----------------------------------------------------------------------------------------------
          One Group           The Portfolio seeks to provide      Banc One Investment       --
          Investment          total return while preserving       Advisors Corporation
          Trust Balanced      capital.
          Portfolio****
          ----------------------------------------------------------------------------------------------
          One Group           The Portfolio seeks long-term       Banc One Investment       --
          Investment          capital growth and growth of        Advisors Corporation
          Trust               income with a secondary
          Diversified         objective of providing a
          Equity              moderate level of current
          Portfolio****       income.
          ----------------------------------------------------------------------------------------------
          One Group           The Portfolio seeks long-term       Banc One Investment       --
          Investment          capital growth by investing         Advisors Corporation
          Trust               primarily in equity securities
          Diversified         of companies with intermediate
          Mid Cap             capitalizations.
          Portfolio****
          ----------------------------------------------------------------------------------------------
          One Group           The Portfolio seeks investment      Banc One Investment       --
          Investment          results that correspond to the      Advisors Corporation
          Trust Equity        aggregate price and dividend
          Index               performance of securities in
          Portfolio****       the Standard & Poor's 500
                              Composite Stock Price Index
                              ("S&P 500").(2)
          ----------------------------------------------------------------------------------------------
          One Group           The Portfolio seeks growth of       Banc One Investment       --
          Investment          capital and secondarily,            Advisors Corporation
          Trust Mid Cap       current income by investing
          Growth              primarily in equity
          Portfolio****       securities.
          ----------------------------------------------------------------------------------------------
          One Group           The Portfolio seeks long-term       Banc One Investment       --
          Investment          capital appreciation and            Advisors Corporation
          Trust Large         growth of income by investing
          Cap Growth          primarily in equity
          Portfolio****       securities.
          ----------------------------------------------------------------------------------------------
          One Group           The Portfolio seeks capital         Banc One Investment       --
          Investment          appreciation with the               Advisors Corporation
          Trust Mid Cap       secondary goal of achieving
          Value               current income by investing
          Portfolio****       primarily in equity
                              securities.
          ----------------------------------------------------------------------------------------------
          Putnam VT           Seeks capital appreciation by       Putnam Investment
          Global Growth       investing mainly in common          Management, LLC
          Fund -- Class       stocks of companies worldwide
          IB                  with a focus on growth stocks.
          Shares*******
          ----------------------------------------------------------------------------------------------
          Templeton           Seeks long-term capital             Templeton Asset           --
          Developing          appreciation. The Fund invests      Management, Ltd.
          Markets             primarily in emerging market
          Securities          equity securities.
          Fund -- Class
          2*****
          ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
          VARIABLE            INVESTMENT OBJECTIVE                ADVISER                   SUB-ADVISER
          ACCOUNT
          OPTIONS
--------------------------------------------------------------------------------------------------------
          Van Kampen LIT      Capital appreciation.               Van Kampen Asset          --
          Emerging                                                Management Inc.
          Growth
          Portfolio -- Class
          I Shares******
          ----------------------------------------------------------------------------------------------
          Van Kampen LIT      Capital appreciation through        Van Kampen Asset          --
          Enterprise          investments in securities           Management Inc.
          Portfolio --        believed to have above average
          Class I             potential for capital
          Shares******        appreciation.
--------------------------------------------------------------------------------------------------------
INCOME    One Group           The Portfolio seeks to              Banc One Investment       --
FUNDS     Investment          maximize total return by            Advisors Corporation
          Trust Bond          investing primarily in a
          Portfolio****       diversified portfolio of
                              intermediate- and long-term
                              debt securities.
          ----------------------------------------------------------------------------------------------
          One Group           The Portfolio seeks a high          Banc One Investment       --
          Investment          level of current income with        Advisors Corporation
          Trust               liquidity and safety of
          Government          principal.
          Bond
          Portfolio****
          ----------------------------------------------------------------------------------------------
          Oppenheimer         Seeks to provide a high level       OppenheimerFunds,         --
          High Income         of current income from              Inc.
          Fund/VA***          investment in high yield
                              fixed-income securities.
--------------------------------------------------------------------------------------------------------
MONEY     Money Market I      Seeks liquidity, protection of      VALIC                     SunAmerica
MARKET    Fund*               capital and current income                                    Asset
FUND                          through investments in                                        Management
                              short-term money market                                       Corp.
                              instruments.
--------------------------------------------------------------------------------------------------------
     * A series of VALIC Company I.
    ** A series of AIM Variable Insurance Funds.
   *** A series of Oppenheimer Variable Account Funds.
  **** A series of One Group Investment Trust.
 ***** A series of Franklin Templeton Variable Insurance Products Trust.
 ****** A series of Van Kampen Life Investment Trust.
******* A series of Putnam Variable Trust.
    1. There can be no assurance that investment objectives will be achieved.
    2. S&P 500 is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with One Group Investment Trust.



                                A detailed description of the investment            day. However, if you make a transfer from the
CONTRACT ANNIVERSARY -- the     objective of each Fund can be found in each         One Year Fixed Account Option into one or more
date that the contract          Fund's current prospectus.                          Variable Account Options you will be required to
is issued and each                                                                  wait six months before you will be allowed to
yearly anniversary              GUARANTEED DEATH BENEFIT                            make a transfer from one or more Variable
of that date thereafter.                                                            Account Options back into the One Year Fixed
                                The Contract offers a death benefit equal to the    Account Option.
More information on FEES        greater of:
may be found in the                                                                 Once you begin receiving payments from your
prospectus under the            - Net Purchase Payments (Purchase Payments less     account (called the Payout Period), you may
headings "FEES AND              any partial surrenders);                            still transfer funds among the Variable Account
CHARGES" and "FEE TABLE."                                                           Options and from the Variable Account Options to
                                - Account Value as of the end of the Valuation      the One Year Fixed Account Option.
                                Period immediately following receipt of proof of
                                death and the election of the death benefit         Transfers can be made by calling the Company's
                                payment; or                                         toll-free transfer service at 1-877-888-9859.
                                                                                    For more information on account transfers, see
                                - The greatest Account Value on any prior           the "Transfers Between Investment Options"
                                Seventh Contract Anniversary plus net Purchase      section in this prospectus.
                                Payments made after such Contract Anniversary,
                                less any partial surrenders. See the "Death         FEES AND CHARGES
                                Benefits" section of this prospectus for more
                                information.                                        SURRENDER CHARGE
                                TRANSFERS                                           Under some circumstances a surrender charge is
                                                                                    made to your account. These situations are
                                You may transfer money in your account among the    discussed in detail in the section of this
                                Contract's investment options free of charge. We    prospectus entitled "Fees and Charges --
                                reserve the right, however, to impose a fee of      Surrender Charge." When this happens the
                                $25 for each transfer which will be deducted        surrender charge is computed as a percent of the
                                from the amount transferred. During the Purchase    total Purchase Payments withdrawn based on the
                                Period you may transfer your Account Values         length of time from when each Purchase Payment
                                among the Variable Account Options and between      was received up to a maximum of 7.0% of Purchase
                                the Variable Account Options and the One Year       Payments.
                                Fixed Account Option once each

--------------------------------------------------------------------------------



Withdrawals are always subject to federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.


PREMIUM TAX CHARGE


Premium taxes ranging from zero to 3.5% are currently imposed by certain states and municipalities on Purchase Payments made under the Contract.


SEPARATE ACCOUNT CHARGES


If you choose a Variable Account Option you will incur a mortality and expense risk fee and an administration fee computed at an aggregate annualized rate of 1.00% and 0.15%, respectively, on the average daily net asset value of A.G. Separate Account A.


FUND ANNUAL EXPENSE CHARGES


A daily charge based on a percentage of each Fund's average daily net asset value is payable by each Fund to its investment adviser. In addition to the management fees, each Fund incurs other fees and operating expenses which may vary.


PAYOUT OPTIONS


When you withdraw your money, you can select from several payout options: a lifetime annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

COMMUNICATIONS TO THE
COMPANY



You should include, in communications to the Company, your Contract number, your name, and, if different, the Annuitant's name. You may direct communications to the Annuity Service Center address shown on the inside back cover of this prospectus. We will consider communications to be received at our Annuity Service Center on the date we actually receive them, if they are in the form described in this paragraph. See the "Transfers Between Investment
Options -- Communicating Transfer or Reallocation Instructions" section in this prospectus.


FEDERAL TAX INFORMATION


Although deferred annuity contracts such as the Contract can be purchased with after-tax dollars, they are also used to fund individual retirement accounts ("IRAs") which may receive favorable tax treatment under federal law. For a more detailed discussion of these income tax provisions, see the "Federal Tax Matters" section of this prospectus and of the Statement of Additional Information.


PURCHASE REQUIREMENTS


The minimum initial Purchase Payment for Non-Qualified Contracts and for Qualified Contracts is $15,000. The minimum subsequent Purchase Payment is $1,000 for Non-Qualified Contracts and $250 for Qualified Contracts. The minimum Purchase Payment requirements may be waived with prior approval by the Company. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $100. More information about the Automatic Check Option can be found in the "Purchase Period" section of this prospectus.

RIGHT TO RETURN

You may return your Contract by mailing it directly to the Annuity Service Center or returning it to the registered representative through whom you purchased the Contract within 10 days after you receive it, unless your state permits a longer period. We will then return to you:

  - Your Purchase Payment, adjusted to reflect investment experience and any Fees and Charges which have been deducted; or

  - In certain states, your entire Purchase Payment as required by state law.

See the "Purchase Period -- Right to Return" section in this prospectus.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------


                                         AIM V.I.       AIM V.I.                                    ONE GROUP    ONE GROUP
                                       INTERNATIONAL     PREMIER        FRANKLIN                    INVESTMENT   INVESTMENT
                                          GROWTH         EQUITY          SMALL           MONEY        TRUST        TRUST
                                         SERIES I       SERIES I        CAP-CL 2       MARKET I      BALANCED       BOND
                                        DIVISION 21    DIVISION 20   DIVISION 23(1)   DIVISION 26   DIVISION 9   DIVISION 8
                                       -------------   -----------   --------------   -----------   ----------   ----------
December 31, 2001
   Purchase Unit Values in Force         1,248,248      2,985,729        413,466        216,017       893,994    1,922,581
   Purchase Unit Values                 $     8.00     $     8.45       $  10.26       $  10.91      $   9.97    $   11.92
December 31, 2000
   Purchase Unit Values in Force           630,648      1,676,052        264,003        141,418       511,711      964,033
   Purchase Unit Values                 $    10.59     $     9.78       $  12.25       $  10.65      $  10.46    $   11.06
December 31, 1999
   Purchase Unit Values in Force            51,103        177,390         14,169         42,400        60,756      103,549
   Purchase Unit Values                 $    14.56     $    11.59       $  14.85       $  10.16      $  10.41    $    9.98
August 2, 1999
   Purchase Unit Values(2)              $    10.00     $    10.00       $  10.00       $  10.00      $  10.00    $   10.00

                                        ONE GROUP     ONE GROUP    ONE GROUP
                                       INVESTMENT    INVESTMENT    INVESTMENT
                                          TRUST         TRUST        TRUST
                                       DIVERSIFIED   DIVERSIFIED     EQUITY
                                         EQUITY        MID CAP       INDEX
                                       DIVISION 1    DIVISION 6    DIVISION 2
                                       -----------   -----------   ----------
December 31, 2001
   Purchase Unit Values in Force        1,778,842      309,138       710,997
   Purchase Unit Values                $     8.76     $  11.91      $   8.56
December 31, 2000
   Purchase Unit Values in Force          940,136      187,124       498,405
   Purchase Unit Values                $     9.91     $  12.56      $   9.88
December 31, 1999
   Purchase Unit Values in Force           86,671       18,758        65,764
   Purchase Unit Values                $    10.49     $  10.64      $  11.04
August 2, 1999
   Purchase Unit Values(2)             $    10.00     $  10.00      $  10.00


------------

(1) Effective May 1, 2000 the Franklin Small Cap Investments Fund (previously offered under the Contract) merged into the Franklin Small Cap Fund. Accordingly, the Franklin Small Cap Investments Fund Division 23 was renamed the Franklin Small Cap Fund Division 23. The Selected Purchase Unit Data for the Division through December 31, 1999, reflects units of the Franklin Small Cap Investments Fund Division 23.

(2) Purchase Unit Value at Date of Inception.

--------------------------------------------------------------------------------

ONE GROUP    ONE GROUP    ONE GROUP
INVESTMENT   INVESTMENT   INVESTMENT   ONE GROUP                                                                     VAN KAMPEN
  TRUST        TRUST        TRUST      INVESTMENT   OPPENHEIMER                      PUTNAM VT        TEMPLETON       EMERGING
GOVERNMENT   LARGE CAP     MID CAP     TRUST MID       HIGH       OPPORTUNITIES    GLOBAL GROWTH      DEVELOPING       GROWTH
   BOND        GROWTH       GROWTH     CAP VALUE     INCOME/VA        FUND        CLASS IB SHARES    MARKETS-CL 2      CLASS I
DIVISION 7   DIVISION 3   DIVISION 5   DIVISION 4   DIVISION 25    DIVISION 28      DIVISION 29     DIVISION 24(3)   DIVISION 22
----------   ----------   ----------   ----------   -----------   -------------   ---------------   --------------   -----------
1,917,946    3,318,752    1,212,057    1,264,176      795,270         7,394            1,789            157,993       1,080,421
$11.75       $    7.13    $   11.38    $   12.87     $   9.55        $ 8.34           $ 8.34           $   7.11      $    10.18
988,587      1,728,906      738,567      849,950      478,109           N/A              N/A            106,528         587,293
$11.10       $    9.05    $   12.89    $   12.42     $   9.48           N/A              N/A           $   7.83      $    15.03
101,010        165,758       64,305       90,704       44,465           N/A              N/A              6,719          58,595
$10.03       $   11.88    $   12.32    $    9.83     $   9.96           N/A              N/A           $  11.65      $    16.92
$10.00       $   10.00    $   10.00    $   10.00     $  10.00           N/A              N/A           $  10.00      $    10.00

ONE GROUP
INVESTMENT
  TRUST     VAN KAMPEN
GOVERNMENT  ENTERPRISE
   BOND       CLASS I
DIVISION 7  DIVISION 27
----------  -----------
1,917,946     284,796
$11.75       $   8.03
988,587       168,148
$11.10       $  10.20
101,010        15,987
$10.03       $  12.09
$10.00       $  10.00


------------

(3) Effective May 1, 2000 the Templeton Developing Markets Fund merged with the Templeton Developing Markets Equity Fund. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. Accordingly, the Templeton Developing Markets Fund Division 24 was renamed the Templeton Developing Markets Securities Fund Division 24. The Selected Purchase Unit Data for the Division through December 31, 1999, reflects units of the Templeton Developing Markets Fund Division 24.

Financial statements of A.G. Separate Account A are included in the Statement of Additional Information, which is available upon request. Purchase Units shown are for a Purchase Unit outstanding throughout the year under a representative contract of the type invested in each column shown. The unit value of each Division of A.G. Separate Account A will not be the same on any given day as the net asset value per share of the underlying Fund described in this prospectus in which that Division invests. This is because each unit value consists of the underlying share's net asset value minus the charges by A.G. Separate Account A. In addition, dividends declared by the underlying Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in A.G. Separate Account A does not change as a result of such distributions.

GENERAL INFORMATION
--------------------------------------------------------------------------------




ABOUT THE CONTRACT


The Contract was developed to help you save money for your retirement. It offers you a combination of fixed and variable options that you can invest in to help you reach your retirement savings goals. Your contributions to the Contract can come from different sources, like payroll deductions or money transfers. Your retirement savings process with the Contract will involve two stages: the Purchase Period; and the Payout Period. The first is when you make contributions into the Contract called "Purchase Payments." The second is when you receive your retirement payouts. For more information, see the "Purchase Period" and "Payout Period" sections in this prospectus.

You may choose, depending upon your retirement savings goals and your personal risk tolerances, to invest in the Fixed Account Options and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in the Contract.


ABOUT THE COMPANY



We are a life insurance company organized on July 5, 1944 and located in the State of Texas. Our main business is issuing and offering fixed and variable retirement annuity contracts, like the Contract. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. Our Annuity Service Center for the Contracts is located at 2929 Allen Parkway, A11-01, Houston, Texas 77019. The Company primarily distributes its annuity contracts through financial institutions, general agents, and specialty brokers.



On February 25, 1998, the Company became an indirect, wholly-owned subsidiary of American General Corporation ("AGC"), a Texas corporation. On this date the Company changed its name from Western National Life Insurance Company to American General Annuity Insurance Company. On August 29, 2001, AGC was acquired by the American International Group, Inc. ("AIG"), a Delaware corporation. As a result, the Company is now an indirect, wholly-owned subsidiary of AIG. AIG is the leading US-based international insurance and financial services organization and the largest underwriter of commercial and industrial insurance in the United States. Its member companies write a wide range of commercial, personal and life insurance products through a variety of distribution channels in approximately 130 countries and jurisdictions throughout the world. Subsequently, on March 1, 2002, the Company changed its name from American General Annuity Insurance Company to AIG Annuity Insurance Company.


The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. The Company's membership in IMSA applies to the Company only and not its products or affiliates.


ABOUT A.G. SEPARATE ACCOUNT A


When you direct money to the Contract's Variable Account Options, you will be sending that money through A.G. Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. A.G. Separate Account A invests in the Mutual Funds on behalf of your account. A.G. Separate Account A is made up of what we call "Divisions." Divisions are available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of A.G. Separate Account A.

The Company established A.G. Separate Account A on November 9, 1994 under Texas insurance law. Prior to May 1, 1999, A.G. Separate Account A was known as AGA Separate Account A. Prior to May 1, 1998, AGA Separate Account A was known as WNL Separate Account A. A.G. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Units of interest in A.G. Separate Account A are registered as securities under the Securities Act of 1933, as amended (the "1933 Act").

A.G. Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of A.G. Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, A.G. Separate Account A


All inquiries regarding

THE CONTRACT
may be directed to the
Annuity Service Center
at the address shown.


MUTUAL FUND OR FUND --

the investment portfolio(s)
of a registered open-end
management investment
company, which serves as
the underlying investment
vehicle for each Division
represented in A.G.
Separate Account A.


For more information about

THE COMPANY, see the Statement
of Additional Information.

--------------------------------------------------------------------------------



may not be charged with the liabilities of any other Company operation. The Texas Insurance Code requires that the assets of A.G. Separate Account A attributable to the Contract be held exclusively for the benefit of the contract owner, annuitants, and beneficiaries of the Contract. When we discuss performance information in this prospectus, we mean the performance of an A.G. Separate Account A Division.

ABOUT THE FIXED ACCOUNT

When you direct money to the Contract's Fixed Account Options, it will be become part of the Company's general assets. Our obligations for the Fixed Account are legal obligations of the Company. Our general assets support these obligations. These general assets also support our obligations under other annuity contracts we issue. See the "Purchase Period -- Choosing Investment Options" section in this prospectus.


UNITS OF INTEREST


Your investment in a Division of A.G. Separate Account A is represented by units of interest issued by A.G. Separate Account A. On a daily basis, the units of interest issued by A.G. Separate Account A are revalued to reflect that day's performance of the underlying Mutual Fund minus any applicable fees and charges to A.G. Separate Account A.


DISTRIBUTION OF THE CONTRACTS


The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"), unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The principal underwriter and distributor for A.G. Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. AGDI was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI was organized as a Delaware corporation on June 24, 1994, and is a registered broker-dealer under the 1934 Act, and a member of the NASD.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each Purchase Payment. These commissions are paid by the Company and do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under the "Fees and Charges" section in this prospectus.

The Company offers the Contracts on a continuous basis.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------



Each individual Division represents and invests, through A.G. Separate Account A, in specific Mutual Funds. These Mutual Funds serve as the investment vehicles for the Contract and include:

- AIM Variable Insurance Funds -- offers 2 funds for which A I M Advisors, Inc. serves as investment adviser.

- Franklin Templeton Variable Insurance Products Trust -- offers 2 funds for which Franklin Advisers, Inc. and Templeton Asset Management Ltd. serve as investment advisers.


- VALIC Company I -- offers 2 funds for which VALIC serves as investment adviser. Putnam Investment Management, LLC serves as investment sub-adviser for the Opportunities Fund, while SunAmerica Asset Management Corp. serves as sub-adviser for the Money Market I Fund (effective January 1, 2002).


- One Group Investment Trust -- offers 9 funds for which Banc One Investment Advisors Corporation serves as investment adviser.

- Oppenheimer Variable Account Funds -- offers 1 fund for which
  OppenheimerFunds, Inc. serves as investment adviser.

- Putnam Variable Trust -- offers 1 fund for which Putnam Investment Management, LLC serves as investment adviser.

- Van Kampen Life Investment Trust -- offers 2 funds for which Van Kampen Asset Management Inc. serves as investment adviser.


For more information

about DISTRIBUTOR,
see the Statement of
Additional Information.


AGDI'S address

is 2929 Allen Parkway,
Houston, Texas 77019.


VARIABLE ACCOUNT

OPTIONS -- investment
options that correspond
to A.G. Separate Account A
Divisions offered by
the Contract.
Investment returns on
Variable Account
Options may be positive
or negative depending on
the investment
performance of the
underlying Mutual Fund.

--------------------------------------------------------------------------------



The Company has entered into various administrative services agreements with some of the advisers or administrators for the Funds that offer shares to the Divisions. The Company receives fees for the administrative services it performs. These fees do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under the "Fees and Charges" section in this prospectus.

Each of these Funds is registered as a diversified open-end, management investment company and is regulated under the 1940 Act. For more information about each of these Funds, including charges and expenses, you should refer to the prospectus and statement of additional information for that Fund. Additional copies are available from the Company's Annuity Service Center at the address shown in the back of this prospectus.

PURCHASE PERIOD
--------------------------------------------------------------------------------



The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. The Purchase Period can also end when the Contract is surrendered before the Payout Period.


PURCHASE PAYMENTS

You may establish an account only through a registered representative. Initial Purchase Payments must be received by the Company either with, or after, a completed application is received.

Minimum initial and subsequent Purchase Payments are as follows:



                                   Initial    Subsequent
                                   Purchase    Purchase
          Contract Type            Payment     Payment
          -------------            --------   ----------
Non-Qualified Contract(1)          $15,000      $1,000
Qualified Contract(1)              $15,000      $  250

---------------

(1) These amounts may be lowered with prior Company approval.

Subject to the maximum and minimum Purchase Payment requirements, you may make subsequent Purchase Payments and may increase or decrease or change the frequency of such payments. The maximum total Purchase Payments we will accept without our prior approval is $1,000,000.

You may select the Automatic Check Option. The Automatic Check Option allows you to preauthorize debits against a bank account that you indicate. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $100.

When an initial Purchase Payment is accompanied by a properly completed application, within 2 business days we will:

- Accept the Application -- credit the Purchase Payment and issue a Contract;

- Reject the Application -- return the Purchase Payment; or

- Request Additional Information -- to correct or complete the application. You must respond to our request within 5 business days after we receive your Purchase Payment and application at the address above. Then we will process the application, credit the Purchase Payment and issue a Contract within 2 business days after we receive the requested information.

In certain states, where we are required by state law to refund an amount equal to Purchase Payments, we invest your initial Purchase Payment and any additional Purchase Payments in the Money Market Division from the date your investment performance begins until the first business day 10 days later, unless your state permits a longer period. Then we will automatically allocate your investment among the investment options you have chosen. See "Right to Return" below.


RIGHT TO RETURN


If for any reason you are not satisfied with your Contract, you may return it to the Company and receive a refund of your Purchase Payments adjusted to reflect investment experience. (In certain states, we will return Purchase Payments as required by state law.) To exercise your right to return your Contract, you must mail it directly to the Annuity Service Center or return it to the registered representative through whom you purchased the Contract within 10 days after you receive it, unless your state permits a longer period. The address for the Annuity Service Center is located in the back of this prospectus.


If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.



PURCHASE UNITS



A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Units apply only to the Variable Account Options selected for your account. Purchase Unit values are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. New York time (see

PURCHASE PAYMENTS -- an

amount of money you pay to
the Company to receive the
benefits of an annuity
offered by the Contract.


PURCHASE UNIT -- a
measuring unit used to
calculate your Account
Value during the
Purchase Period. The value
of a Purchase Unit will vary
with the investment experience
of the Separate Account
Division you have selected.

--------------------------------------------------------------------------------



Calculation of Purchase Unit Value below for more information.) Once we have issued your Contract and have applied your initial Purchase Payment as described above, any subsequent
Purchase Payments received at our Annuity Service Center before the close of the Exchange will be credited the same business day. If not, they will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate.


CALCULATION OF PURCHASE UNIT VALUE

The Purchase Unit value for a Division is calculated as shown below:


Step 1: Calculate the gross investment rate:

  Gross Investment Rate
= (EQUALS)
  The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/ (DIVIDED BY)
  The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. New York time on each business day when the Exchange is open.


Step 2: Calculate net investment rate for any day as follows:

  Net Investment Rate
= (EQUALS)
  Gross Investment Rate (calculated in Step 1)
- (MINUS)
  Separate Account charges and any income tax charges.

Step 3: Determine Purchase Unit Value for that day.

  Purchase Unit Value for that day.
= (EQUALS)
  Purchase Unit Value for immediate preceding day.
X (MULTIPLIED BY)
  Net Investment Rate (as calculated in Step 2) plus 1.00.


CHOOSING INVESTMENT OPTIONS


There are 22 investment options offered under the Contract. This includes 3 Fixed Account Options and 19 Variable Account Options. The Funds that underlie the Variable Account Options are registered as investment companies under and are subject to regulation of the 1940 Act. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.


FIXED ACCOUNT OPTIONS


Each of the Fixed Account Options is part of the Company's general assets. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Summary" section appearing in this prospectus. The DCA One Year Fixed Account Option and the DCA Six Month Fixed Account Option are used exclusively in connection with the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program" section of this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. We bear the entire investment risk for the Fixed Account Option. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets.


Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

  Value of Your Fixed Account Options
= (EQUALS)
  All Purchase Payments made to the Fixed Account Options
+ (PLUS)
  Amounts transferred from Variable Account Options to the Fixed
  Account Options
+ (PLUS)
  All interest earned
- (MINUS)
  Amounts transferred or withdrawn from Fixed Account Options
  (including applicable fees and charges)


VARIABLE ACCOUNT OPTIONS


You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus. A complete discussion of each of the Variable Account Options may be found in the "Summary" and "Variable Account Options" sections in this prospectus and in each Fund's prospectus. Based upon a Variable Account Option's Purchase Unit Value, your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying fund (which may be positive or negative) and the deduction of A.G. Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.


Here is how to calculate the value of each Variable Account Option in your account during the Purchase Period:

  Value of Your Variable Account Option
= (EQUALS)
  Total Number of Purchase Units
X (MULTIPLIED BY)
  Current Purchase Unit Value


For more information as to

how PURCHASE UNIT VALUES
are calculated, see the
Statement of Additional
Information.


FIXED ACCOUNT OPTIONS -- a

particular subaccount into
which your Purchase
Payments and Account Value
may be allocated to fixed
investment options.  Currently,
there are three Fixed
Account Options: the One Year
Fixed Account Option; the DCA
Six Month Fixed Account Option;
and the DCA One Year Fixed
Account Option. The One Year
Fixed Account Option is
guaranteed to earn at least a
minimum rate of interest.

--------------------------------------------------------------------------------




STOPPING PURCHASE PAYMENTS


Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before your Contract has been surrendered. The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

If your Account Value falls below $500, and you do not make any Purchase Payments for 180 days we may forward to you, at our discretion, written notice that we will close your Account and pay the Account Value 90 days from the date of notice if additional Purchase Payments are not made in amounts sufficient to increase your Account Value to $500 or more.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------



You may transfer all or part of your Account Value between the various Fixed Account and Variable Account Options in the Contract subject to the limitations on transfers discussed below. Transfer instructions may be made either in writing or by telephone as discussed below. Transfers may be made during the Purchase Period or during the Payout Period.


DURING THE PURCHASE PERIOD


During the Purchase Period, transfers may be made among the Variable Account Options and between the Variable Account Options and the One Year Fixed Account Option free of charge. We reserve the right to impose a fee of $25 for each transfer (which will be deducted from the amount transferred).

We currently permit transfers among the Variable Account Options and between the Variable Account Options and the One Year Fixed Account Option once per day. However, if you make a transfer from the One Year Fixed Account Option into one or more Variable Account Options you will be required to wait six months before you will be allowed to make a transfer from one or more Variable Account Options back into the One Year Fixed Account Option. In addition, we may limit the number of transfers you can make. The minimum amount to be transferred in any one transfer is $250 or the entire amount in the Variable Account Option or One Year Fixed Account Option from which the transfer is made. If a transfer request would reduce your Account Value in a Variable Account Option or the One Year Fixed Account Option below $500, we will transfer your entire Account Value in that Variable Account Option or the One Year Fixed Account Option.

Transfers from the One Year Fixed Account Option to a Variable Account Option are limited to a maximum of 25% of the Account Value of the One Year Fixed Account Option, per year.

We currently do not permit transfers from the Variable Account Options to the DCA Fixed Account Options. Transfers from the DCA Fixed Account Options may only be made under the Dollar Cost Averaging Program or by transferring the entire Account Value in the respective DCA Fixed Account Option. See the "Dollar Cost Averaging Program" section of this prospectus.


DURING THE PAYOUT PERIOD


During the Payout Period, transfers may be made between the Variable Account Options and from the Variable Account Options to the One Year Fixed Account Option. We will not permit transfers from any Fixed Account Option during the Payout Period. We reserve the right to impose a fee of $25 for each transfer (which will be deducted from the amount transferred). The minimum amount to be transferred during the Payout Period is $250.

Transfers during the Payout Period are permitted subject to the following limitations:



                  % OF ACCOUNT                                  OTHER
ACCOUNT OPTION        VALUE             FREQUENCY          RESTRICTIONS(2)
--------------    ------------         ------------        ---------------
Variable:          Up to 100%      Unlimited among       The minimum amount
                                   Variable Account      to be transferred is
                                   Options(1). Once per  $250 or the entire
                                   year if the transfer  amount in the
                                   is made to the One    Variable Account
                                   Year Guarantee        Option if less. The
                                   Period Fixed Account  minimum amount which
                                   Option.               must remain in the
                                                         Variable Account
                                                         Option after a
                                                         transfer is $500 or
                                                         $0 if the entire
                                                         amount of the
                                                         Variable Account
                                                         Option is
                                                         transferred.
Fixed:            Not permitted    --                    --

---------------

(1) The Company may change the number of transfers permitted to no more than six
    (6) transfers per year during the Payout Period.
(2) Currently, no transfer fee is imposed on transfers. The Company reserves the right to impose a fee of $25.


COMMUNICATING TRANSFER OR


REALLOCATION INSTRUCTIONS


A written instruction to transfer or reallocate all or part of your Account Value between the various investment options in the Contract should be sent to our Annuity Service Center.

Instructions for transfers or reallocations may be made by calling 1-877-888-9859. Telephone transfers will be allowed unless we have been notified not to accept such telephone instructions. In this event, we must receive written


PAYOUT PERIOD -- the time

that starts when you begin to
withdraw your money in a
steady stream of payments.


PURCHASE PERIOD -- the time

between your first Purchase
Payment and your Payout
Period (or surrender).


ACCOUNT VALUE -- the total
sum of your Fixed Account
and/or Variable Account
Options that have not yet
been applied to your Payout
Payments.

CONTRACT ANNIVERSARY -- the date

that the contract is issued
and each yearly anniversary
of that date thereafter.


ANNUITY SERVICE CENTER -- our

Annuity Service Center for the
Contracts is located at
2929 Allen Parkway, A11-01
Houston, Texas 77019

--------------------------------------------------------------------------------



instructions, in order to permit future telephone transfers to be made. Before a transfer will be made by telephone, you must give us the requested identifying information concerning your account(s).

Unless we have been instructed not to accept requests for telephone transfers, anyone may effect a telephone transfer if they furnish the requested information. You will bear any loss resulting from such instructions, whether the caller was specifically authorized by you or not.

No one that we employ or that represents the Company may give telephone instructions on your behalf without the Company's prior written permission. (This does not apply to a contract with the immediate family of an employee or representative of the Company).

We will send you a confirmation of the completed transfer within 5 days from the date of your instruction. When you receive your confirmation, it is your duty to verify the information shown, and advise us of any errors within one business day.

You will bear the risk of loss arising from instructions received by telephone. We are not responsible for the authenticity of such instructions. Any telephone instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instructions may not be made during the Payout Period. We reserve the right to stop telephone transfers at any time.


EFFECTIVE DATE OF TRANSFER


The effective date of a transfer will be:

- The date of receipt, if received at our Annuity Service Center before the close of regular trading of the Exchange on a day values are calculated; (Normally, this will be 4:00 P.M. New York time); otherwise

- The next date values are calculated.


RESERVATION OF RIGHTS AND MARKET TIMING


If a transfer causes your Account Value in the One Year Fixed Account Option or a Variable Account Option to fall below $500, we may transfer the remaining Account Value in the same proportions as your transfer request.

We may defer any transfer from the One Year Fixed Account Option to the Variable Account Options for up to six months.

The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts that could disadvantage other Contract Owners.


DOLLAR COST AVERAGING PROGRAM


You may elect the Dollar Cost Averaging Program which permits the systematic transfer of your Account Value from a Fixed Account Option or the Money Market Division to one or more Variable Account Options not including the Money Market Division. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the effect of market fluctuations. We currently provide three Fixed Account Options, two of which, the DCA One Year Fixed Account and the DCA Six Month Fixed Account, are available only for dollar cost averaging. The One Year Fixed Account Option may also be used for dollar cost averaging over a maximum of 60 months with a maximum of 25% of Account Value allowed to be transferred per year.

We determine the amount of transfers from a Fixed Account Option or the Money Market Division by dividing the Purchase Payments allocated to that Fixed Account Option or the Money Market Division by a factor based on the number of months remaining in the term. Transfers from a Fixed Account Option or the Money Market Division are only available on a monthly basis. We require that you specify each allocation to a Variable Account Option, not including the Money Market Division, in whole percentages.

We will transfer your entire Account Value in a DCA Fixed Account Option by the expiration of its term. The minimum amount to be transferred under the Dollar Cost Averaging Program is $250. Any transfers of Account Value from a DCA Fixed Account Option, which are not made under the Dollar Cost Averaging Program, must be for 100% of the Account Value in the DCA Fixed Account Option from which the transfer is made. We currently do not permit transfers to either DCA Fixed Account Option from the Variable Account Options or the One Year Fixed Account Option.

--------------------------------------------------------------------------------



You may enroll in the Dollar Cost Averaging Program for the DCA Fixed Account Options only when you make your initial or additional Purchase Payments. However, you may enroll in the Dollar Cost Averaging Program for the Money Market Division and the One Year Fixed Account Option at any time. If you choose the Money Market Division for dollar cost averaging, it must be for at least a 12 month period. There is no charge for the Dollar Cost Averaging Program. We do not take into account transfers made pursuant to the Dollar Cost Averaging Program in assessing any transfer fee.
The chart below explains the different Account Options you may choose if you elect to participate in the Dollar Cost Averaging Program offered by the
Contract:

                           FREQUENCY             OTHER
ACCOUNT OPTION            OF TRANSFERS        RESTRICTIONS
---------------------  ------------------  ------------------
- DCA One Year Fixed   Monthly, for a 12   You may only
  Account Option       month period        participate at the
                                           time that Purchase
                                           Payments are
                                           made.(1)
- DCA Six Month Fixed  Monthly, for a 6    You may only
  Account Option       month period        participate at the
                                           time that Purchase
                                           Payments are
                                           made.(1)
- One Year Fixed       Monthly             You may only use
  Account Option                           this account
                                           option for the
                                           Dollar Cost
                                           Averaging Program
                                           for a maximum of
                                           60 months and you
                                           may only transfer
                                           up to 25% of your
                                           Account Value per
                                           a year.
- Money Market         Monthly             You must remain in
  Division                                 this account
                                           option for the
                                           Dollar Cost
                                           Averaging Program
                                           for at least a 12
                                           month period.

---------------

(1) You will not be permitted to transfer Account Value into a DCA Fixed Account Option once the entire Account Value has been transferred out of a DCA Fixed Account Option.

FEES AND CHARGES
--------------------------------------------------------------------------------



By investing in the Contract, you may be subject to five basic types of fees and charges:

- Surrender Charge
- Premium Tax Charge
- Separate Account Charges
- Fund Annual Expense Charges
- Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus.


SURRENDER CHARGE


When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see the "Surrender of Account Value" section in this prospectus.

It is assumed that the Purchase Payments are withdrawn first under the concept of first-in, first-out. No surrender charge will be applied unless an amount is actually withdrawn.

We calculate the surrender charge by multiplying the applicable percentages specified in the table below by the Purchase Payments withdrawn.


AMOUNT OF SURRENDER CHARGE


A surrender charge may not be greater than:

   NUMBER OF YEARS
    SINCE DATE OF        CHARGE AS PERCENTAGE OF
  PURCHASE PAYMENT      PURCHASE PAYMENT WITHDRAWN
  ----------------      --------------------------
          1                         7%
          2                         7%
          3                         5%
          4                         5%
          5                         4%
          6                         2%
         7+                         0%


10% FREE WITHDRAWAL


For each Contract Year after the first Contract Year, up to 10% of the Account Value may be withdrawn each Contract Year without a surrender charge. During the First Contract Year, up to 10% of the Account Value may be withdrawn without a surrender charge only under the systematic withdrawal option, see the "Surrender of Account Value" section of this prospectus. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value determined as of the date of the first withdrawal during the Contract Year, just prior to the withdrawal.


CONTRACT YEAR -- the first

twelve month period and
then each yearly anniversary
of that period following the
issue date of the contract.

--------------------------------------------------------------------------------



If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again.

The 10% free withdrawal requires a minimum withdrawal of $100, or if less, the entire Account Value. The minimum amount which must remain in each Division in which you are invested, after a withdrawal, is $500.


EXCEPTIONS TO SURRENDER CHARGE


No surrender charge will be applied:

- To death benefits;

- To Payout Payments made after the fourth Contract Year; and

- To partial surrenders through the Systematic Withdrawal Program, in lieu of the 10% free withdrawal, during the first Contract Year, see the "Surrender of Account Value" section of this prospectus.


PREMIUM TAX CHARGE


Taxes on Purchase Payments are imposed by some states, cities, and towns. Currently, rates range from zero to 3.5%.

The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, we will deduct such tax against Account Value in a manner determined by us in compliance with applicable state law. We may deduct an amount for premium taxes either upon:

- receipt of the Purchase Payments;

- the commencement of Payout Payments;

- surrender (full or partial); or

- the payment of death benefit proceeds.


SEPARATE ACCOUNT CHARGES


There will be a mortality and expense risk fee and an administration fee applied to A.G. Separate Account A. These are daily charges at annualized rates of 1.00% and 0.15%, respectively, on the average daily net asset value of A.G. Separate Account A. Each charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contract. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contract, no matter how large the cost may be.

The administration fee is to reimburse the Company for our administrative expenses under the Contract. This includes the expense of administration and marketing (including but not limited to enrollment and Contract Owner education).

The Company may make a profit on the mortality and expense risk fee and on the administration fee.

For more information about the mortality and expense risk fee and administration fee, see the Fee Table in this prospectus.


FUND ANNUAL EXPENSE CHARGES


Investment management charges based on a percentage of each Fund's average daily net assets are payable by each Fund. Depending on the Variable Account Option selected, the charges will be paid by each Fund to its investment adviser. These charges and other Fund charges and expenses are described in the prospectuses and statements of additional information for the Funds and in this prospectus. These charges indirectly cost you because they lower your return.


OTHER TAX CHARGES


We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

PAYOUT PERIOD
--------------------------------------------------------------------------------



The Payout Period (Annuity Period) begins when you decide to withdraw your money in a steady stream of payments. You select the date to begin the Payout Period, the Payout Date. You may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.


FIXED PAYOUT


Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

  - Type and duration of Payout Option chosen;

--------------------------------------------------------------------------------



  - Your age or your age and the age of your survivor(1);

  - Your sex or your sex and the sex of your survivor(1,2);

  - The portion of your Account Value being applied; and

  - The payout rate being applied and the frequency of the payments.
---------------

(1) This applies only to joint and survivor payouts.

(2) Not applicable for certain Contracts.


VARIABLE PAYOUT


With a Variable Payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an Assumed Investment Rate of 3% is used. If the net investment experience of the Variable Account Option exceeds the Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.


COMBINATION FIXED AND VARIABLE

PAYOUT



With a Combination Fixed and Variable Payout, you may choose:

  - From your existing Variable Account Options (payments will vary); with a

  - Fixed Payout (payment is fixed and guaranteed).


PAYOUT DATE


The Payout Date is the date elected by you on which your payout payments will start and is subject to our approval. The Payout Date must be at least four years after the date that the Contract is issued. You may change the Payout Date subject to our approval. Unless you select a Payout Date, we will automatically extend the Payout Date to begin at the later of when you attain age 90 or ten years after we issue the Contract. Generally, for qualified contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age
70 1/2 or the calendar year in which you retire. Non-qualified annuities do not have a specific age requirement. For additional information on the minimum distribution rules that apply to payments under IRA plans, see the "Federal Tax Matters" section in this prospectus and in the Statement of Additional Information.


PAYOUT OPTIONS


You may specify the manner in which your Payout Payments are made. You may select one of the following options:

  - LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.

  - LIFE WITH PERIOD CERTAIN -- payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.

  - JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and your joint annuitant. Upon the death of either you or your joint annuitant, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment. Additionally, it would be possible for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.


  PAYOUT INFORMATION


  Once your Payout Payments have begun, the option you have chosen may not be changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy. If payments begin before age
  59 1/2, you may suffer unfavorable tax consequences if you do not meet an exception under federal tax law. See the "Federal Tax Matters" section in this prospectus.


PAYOUT UNIT -- a measuring

unit used to calculate Payout
Payments from your Variable
Account Option. Payout Unit
values will vary with the
investment experience of the
A.G. Separate Account A
Division you have selected.


ASSUMED INVESTMENT

RATE -- the rate used to
determine your first monthly
Payout Payment per
thousand dollars of Account
Value in your Variable
Account Option(s).


ANNUITANT -- the individual,

(in most cases this person is
you) to whom Payout
Payments will be paid. The
Annuitant is also the
measuring life for the Contract.


For more information about

PAYOUT OPTIONS
available under the Contract,
see the "Statement of
Additional Information".

Your Payment Option should be selected at least 15 days before your Payout Date. If such selection is not made and state or federal law does not require the selection of the Joint and Survivor Life Option:

- Payments will be made under the Life with Period Certain Option,

- The payments will be guaranteed for a 10 year period,

- The payments will be based on the allocation used for your Account Value,

- The One Year Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis, and

- Variable Account Options will be used to distribute payments to you on a Variable Payout basis.

Most Payout Payments are made monthly; however, Payout Payments may also be made as quarterly, semiannual or annual installments. If you have chosen either a Fixed or Variable Payout Option and if the amount of your payment is less than $200, we reserve the right to reduce the number of payments made each year so each of your payments is at least $200. If you have chosen a combination of Fixed and Variable Payout Options and the amount of your payment is less than $100, we reserve the right to reduce the number of payments made each year so each of your payments is at least $100.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------




WHEN SURRENDERS ARE ALLOWED


You may withdraw all or part of your Account Value at any time before the Payout Period begins if allowed under federal and state law.

For an explanation of charges that may apply if you surrender your Account Value, see the "Fees and Charges" section in this prospectus.

You may be subject to a 10% federal tax penalty for partial or total surrenders made before age 59 1/2, see the "Federal Tax Matters" section in this prospectus.


Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.



AMOUNT THAT MAY BE SURRENDERED


The amount that may be surrendered at any time can be determined as follows:



                                               Your
                                              Account
       Allowed                               Value(1)
      Surrender                              - (MINUS)
        Value             = (EQUALS)      Any Applicable
                                             Surrender
                                          Charge and any
                                         applicable taxes

  (1) Equals the Account Value next computed after your properly completed request for surrender is received at the Annuity Service Center.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

We will mail to you the Surrender Value within 5 business days after we receive your properly completed surrender request at the Annuity Service Center. However, we may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of your Surrender Value until the check clears. The rest of the Surrender Value will be processed as usual.


PARTIAL SURRENDER


You may request a partial surrender of your Account Value at any time during the Purchase Period. A partial surrender plus any surrender charge will reduce your Account Value.

To process your partial surrender, you may specify the Account Value that should be deducted from each investment option. If you fail to provide us with this information, we may deduct the partial surrender from each investment option in which your Account Value is held on a pro rata basis.

The minimum partial surrender we will allow is $100 or your entire Account Value, if less.

We reserve the right to defer the payment of a partial surrender from the One Year Fixed Account Option for up to six months. We currently do not permit partial surrenders from the DCA Fixed Account Options.


SYSTEMATIC WITHDRAWAL PROGRAM


The Systematic Withdrawal Program allows you to make withdrawals in a Contract Year of up to 10% of your Account Value without the imposition of a surrender charge. If you withdraw more than 10% of your Account Value, you will be subject to a surrender charge. See the "Fees and Charges" section in this prospectus.


VARIABLE PAYOUT --

payments to you during the
Payout Period will vary based
on your choice of Variable
Account Options of A.G.
Separate Account A. Because
the value of your Variable
Account Options may vary,
we cannot guarantee the
amounts of your payments.

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method described in your Contract. Withdrawals using this method are eligible for the 10% free withdrawal privilege each Contract Year. The Systematic Withdrawal Program provides for:

- Payments to be made to you;

- Payment over a stated period of time;

- Payment of a stated yearly dollar amount or percentage.

We may require a minimum withdrawal of $100 per withdrawal under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Option or the Fixed Account Option which you selected. A systematic withdrawal election may be changed or revoked at no charge. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change its terms, at any time.


DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW


See the "Federal Tax Matters" section in this prospectus and in the Statement of Additional Information for more information about required distributions imposed by federal tax law.

For an explanation of possible adverse tax consequences of a surrender, see the "Federal Tax Matters" section in this prospectus and in the Statement of Additional Information.

DEATH BENEFITS
--------------------------------------------------------------------------------



The Contract will pay a death benefit during either the Purchase Period or the Payout Period. How the death benefit will be paid is discussed below. The death benefit provisions in the Contract may vary from state to state.


BENEFICIARY INFORMATION


The Beneficiary may receive death benefits:

- In a lump sum; or

- Payment of the entire death benefit within 5 years of the date of death; or

- In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law.

PROOF OF DEATH

We accept the following as proof of any person's death:

- a certified death certificate;

- a certified decree of a court of competent jurisdiction as to the finding of death;

- a written statement by a medical doctor who attended the deceased at the time of death; or

- any other proof satisfactory to us.

Once we have paid the death proceeds, the Contract terminates, and our obligations are complete.


SPECIAL INFORMATION FOR NON-TAX QUALIFIED CONTRACTS


It is possible that the Contract Owner and the Annuitant under a Non-Qualified Contract are not the same person. If this is the case, and the Contract Owner dies, death benefits must be paid:

- commencing within 5 years of the date of death; or

- beginning within 1 year of the date of death under:

  - a life annuity with or without a period certain, or

  - an annuity for a designated period not extending beyond the life expectancy of the Beneficiary.


JOINT OWNER SPOUSAL ELECTION INFORMATION


The Beneficiary will receive the Death Benefit payout if:

- the Contract Owner dies before the Payout Date, or

- the Annuitant dies during the Payout Period.

If the Annuitant dies before the Payout date, the Owner may designate a new Annuitant or become the Annuitant.

With regard to Joint Owners of a Non-Qualified Contract, the Death Benefit is payable upon the death of either Owner during the Purchase Period. However, in the event of your death where the sole Beneficiary of the Non-Qualified Contract is your spouse, your spouse may continue the Contract as Owner, in lieu of receiving the Death Benefit.


CONTRACT ANNIVERSARY --the

date that the contract
is issued and each
yearly anniversary
of that date thereafter.


BENEFICIARY -- the person

designated to receive Payout
Payments or the Account Value
upon the death of
an Annuitant or the Owner.


ANNUITANT -- the individual,

(in most cases this person is
you) to whom Payout
Payments will be paid. The
Annuitant is also the
measuring life for the Contract.

--------------------------------------------------------------------------------




DURING THE PURCHASE PERIOD


If death occurs prior to your 86th birthday, then the Death Benefit during the Purchase Period will be the greater of:



 - Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service
   Center;
 - 100% of Purchase Payments (to Fixed and/or
   Variable Account Options)
  - (MINUS)
  Amount of all prior withdrawals and charges:
  OR
 - The greatest Account Value on any prior Seventh
   Contract Anniversary plus any Purchase Payment made after such Contract Anniversary
  - (MINUS)
  Amount of all prior withdrawals and charges.

If death occurs at the attained age of 86 or older, then the Death Benefit during the Purchase Period will be:



  Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service
  Center.


DURING THE PAYOUT PERIOD


If the Annuitant dies during the Payout Period, your Beneficiary may receive any continuing payments under the Payout Option that you selected. The Payout Options available in the Contract are described in the "Payout Period" section of this prospectus.

HOW TO REVIEW INVESTMENT PERFORMANCE
OF SEPARATE ACCOUNT DIVISIONS
--------------------------------------------------------------------------------



We will advertise information about the investment performance of the A.G. Separate Account A Divisions. Our advertising of past investment performance results does not mean that future performance will be the same. The performance information will not predict what your actual investment experience will be in that Division or show past performance under an actual contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

Some of the Divisions (and underlying Funds) offered in this prospectus were previously or currently are available through other annuity or life insurance contracts. We may therefore, advertise investment performance since the inception of the underlying Funds. In each case, we will use the charges and fees imposed by the Contract in calculating the Divisions' investment performance.


TYPES OF INVESTMENT PERFORMANCE


INFORMATION ADVERTISED


We may advertise the Divisions' Total Return Performance information and Yield Performance information.


TOTAL RETURN PERFORMANCE INFORMATION


Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

There are seven ways Total Return Performance Information may be advertised:

  - Standard Average Annual Total Return
  - Nonstandard Average Annual Total Return
  - Cumulative Total Return
  - Annual Change in Purchase Unit Value
  - Cumulative Change in Purchase Unit Value
  - Total Return Based on Different Investment Amounts
  - An Assumed Account Value of $15,000

Each of these is described below.


STANDARD AVERAGE ANNUAL TOTAL RETURN


Standard Average Annual Total Return shows the average percentage change in the value of an investment in the Division from the beginning to the end of a given historical period. The results shown are after all charges and fees have been applied against the Division. This will include surrender charges that would have been deducted if you surrendered the Contract at the end of each period shown. Premium taxes are


DIVISIONS -- subaccounts of

A.G. Separate Account A
which represent the Variable
Account Options in the
Contract. Each Division
invests in a different Mutual
Fund, each having its own
investment objective and
strategy.


For more information on how

TOTAL RETURN PERFORMANCE
INFORMATION is calculated,
see the Statement of
Additional Information.

--------------------------------------------------------------------------------



not deducted. This information is calculated for each Division based on how an initial assumed payment of $1,000 performed at the end of 1, 5 and 10 year periods. If Standard Average Annual Return for a Division is not available for a stated period, we may show the Standard Average Annual Return since Division inception.

The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.


NONSTANDARD AVERAGE ANNUAL TOTAL RETURN


Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return. However, Nonstandard Average Annual Total Return shows only the historic investment results of the Division. Surrender charges and premium taxes are not deducted. The SEC staff takes the position that performance information of an underlying Fund reduced by Account fees for a period prior to the inception of the corresponding Division is nonstandard performance information regardless of whether all Account fees and charges are deducted.


CUMULATIVE TOTAL RETURN


Cumulative Total Return assumes the investment in the Contract will stay in the Division beyond the time that a surrender charge would apply. It may be calculated for 1, 5 and 10 year periods. If Cumulative Total Return for a Division is not available for a stated period, we may show the Cumulative Total Return since Division inception. It is based on an assumed initial investment of $15,000. The Cumulative Return will be calculated without deduction of surrender charges or premium taxes.


ANNUAL CHANGE IN PURCHASE UNIT VALUE


Annual Change in Purchase Unit Value is a percentage change during a one year period or since inception. This is calculated as follows:

  - The Purchase Unit Value at the start of the year is subtracted from the Purchase Unit Value at the end of the period or year;

  - The difference is divided by the Purchase Unit Value at the start of the period or year.

Surrender charges and premium taxes are not deducted. The effect of these charges, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.


CUMULATIVE CHANGE IN PURCHASE UNIT VALUE


Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the ending of a period usually greater than one year. Otherwise, it is calculated in the same way as the Annual Change in Purchase Unit Value.


TOTAL RETURN BASED ON DIFFERENT


INVESTMENT AMOUNTS


We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Contract charges and fees imposed on the Division.


AN ASSUMED ACCOUNT VALUE OF $15,000


We may show annual values based on an initial investment of $15,000. This will not reflect any deduction for surrender charges and premium taxes.


YIELD PERFORMANCE INFORMATION


We may advertise Yield Performance, at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value.


MONEY MARKET I DIVISION



We may advertise the Money Market I Division's Current Yield and Effective
Yield.



The Current Yield refers to the income produced by an investment in the Money Market I Division over a given 7-day period. The Current Yield does not take into account surrender charges or premium taxes. The income produced over a 7 day period is then "annualized." This means we are assuming the amount of income produced during the 7-day period will continue to be produced each week for an entire year. The annualized amount is shown as a percentage of the investment.


The Effective Yield is calculated in a manner similar to the Current Yield. But, when the yield is annualized the income earned is assumed to be reinvested. The compounding effect will cause the Effective Yield to be higher than the Current Yield.


PURCHASE PAYMENTS -- an

amount of money you pay to
the Company to receive the benefits
of an annuity Contract offered
by the Contract.

--------------------------------------------------------------------------------




DIVISIONS OTHER THAN MONEY MARKET I DIVISION



We may advertise the standardized yield performance for each Division other than the Money Market I Division.

The yield for each Division will be determined as follows:

  - We will divide the average daily net investment income per Purchase Unit by the Purchase Unit Value on the last day of the period; and

  - We will annualize the result.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------




CHANGE OF BENEFICIARY


The Beneficiary (if not irrevocable) may usually be changed at any time.

If the Owner dies, and there is no Beneficiary, any death benefit will be payable to the Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.


CANCELLATION -- THE 10 DAY "FREE LOOK"


You may cancel the Contract by returning it to the Company within 10 days after delivery. A longer period will be allowed if required under state law. A refund will be made to you within 5 business days after receipt of the Contract within the required period. The refund amount will be your Purchase Payment, which, depending on state law, will be adjusted to reflect investment experience. See the "Purchase Period -- Right to Return" section in this prospectus.


WE RESERVE CERTAIN RIGHTS


We reserve the right to:

  - Amend the Contract to conform with substitutions of investments;

  - Amend the Contract to comply with tax or other laws;

  - Operate A.G. Separate Account A as a management investment company under the 1940 Act, in consideration of an investment management fee or in any other form permitted by law;

  - Deregister A.G. Separate Account A under the 1940 Act, if registration is no longer required;

  - reflect a change in A.G. Separate Account A or any Division;

  - create new separate accounts;

  - transfer any assets in any Division to another Division, or to one or more separate accounts, or to the One Year Fixed Account;

  - add, combine or remove Divisions in A.G. Separate Account A, or combine A.G. Separate Account A with another separate account;

  - add additional Fixed Account Options;

  - make any new Division available to you on a basis we determine;

  - change the way in which certain fees are calculated and deducted, without changing the amount of the fee itself;

  - commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with state law that applies; or

  - make any changes required to comply with the rules of any Fund.

When required by law, we will obtain (1) your approval of changes and (2) the approval of any appropriate regulatory authority.

DEFERRING PAYMENTS

We reserve the right to defer payment of any surrender, payout payment, or death proceeds out of the Account Value if:

  - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  - the SEC determines that an emergency exists, as a result of which disposal of securities held in a Division is not reasonably practicable or it is not reasonably practicable to fairly determine the Account Value; or

  - the SEC by order permits the delay for the protection of Contract Owners.

We may also postpone transfers and allocations of Account Value under these circumstances.

VOTING RIGHTS
--------------------------------------------------------------------------------



As discussed in the "About A.G. Separate Account A" section of this prospectus, A.G. Separate Account A holds on your behalf shares of the Funds which comprise the Variable Account Options. From time to time the Funds are required to hold a shareholder meeting to obtain approval from their shareholders for certain matters. As a Contract Owner, you may be entitled to give voting instructions to us as to how A.G. Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholders meeting is held. For more information about these shareholder meetings and when they may be held, see the Funds' prospectuses.


WHO MAY GIVE VOTING INSTRUCTIONS


In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct A.G. Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if the Contract was issued in connection with a nonqualified and unfunded deferred compensation plan.


DETERMINATION OF FUND SHARES


ATTRIBUTABLE TO YOUR ACCOUNT



During Purchase Period


The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.


During Payout Period or after a Death


Benefit Has Been Paid


The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.


HOW FUND SHARES ARE VOTED


The Funds which comprise the Variable Account Options in the Contract may have a number of shareholders including A.G. Separate Account A, the Company, and other affiliated and unaffiliated insurance company separate accounts.

A.G. Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all the Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. A.G. Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

The Company will vote the shares of the Funds it holds based on, and in the same proportion as, the voting instructions received from Contract Owners.

In the future, we may decide how to vote the shares of the Company or A.G. Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------



The Contract provides tax-deferred accumulation over time, but is subject to federal income and excise taxes, mentioned briefly below. You should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code (the "Code"). We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under the "Premium Tax Charge"
section in this prospectus. Remember that future legislation could modify the rules discussed below, and always consult your personal tax adviser regarding how the current rules apply to your specific situation.


TYPE OF PLANS


Tax rules vary, depending on whether the Contract is offered under a Section 408(b) IRA or is instead a nonqualified Contract.

Section 408(b) individual retirement annuities are "Qualified Contracts." Certain series of the Contract may also be available through a nondeductible
Section 408A "Roth" individual retirement annuity.

In addition, the Contract is also available through "Non-Qualified Contracts." Such Non-Qualified Contracts include individual annuity contracts issued to individuals outside of the context of any formal employer or employee retirement plan or arrangement. Non-Qualified Contracts generally may invest only in mutual funds that are not


CONTRACT OWNER -- the person

entitled to the ownership rights
as stated in this prospectus.


A.G. SEPARATE

ACCOUNT A -- a segregated
asset account established by
the Company under the Texas
Insurance Code. The purpose
of A.G. Separate Account A
is to receive and invest your
Purchase Payments and
Account Value in the Variable
Account Options you have
selected.

--------------------------------------------------------------------------------



available to the general public outside of annuity contracts or life insurance contracts.


TAX CONSEQUENCES IN GENERAL


Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and your personal tax adviser.

Purchase Payments under the Contract can be made as pre-tax or after-tax contributions by individuals, depending on the type of retirement program. After-tax contributions constitute "investment in the Contract." A Qualified Contract receives deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for special rules, including those applicable to taxable, non-natural owners of Non-Qualified Contracts.

Transfers among investment options within a variable annuity contract generally are not taxed at the time of such a transfer. However, in 1986 the Internal Revenue Service ("IRS") indicated that limitations might be imposed with respect to either the number of investment options available within a contract, or the frequency of transfers between investment options, or both, in order for the contract to be treated as an annuity contract for federal income tax purposes. If imposed, such limitations could be applied to qualified contracts as well as nonqualified contracts, and the Company can provide no assurance that such limitations would not be imposed on a retroactive basis to contracts issued under this prospectus. However, the Company has no present indication that the IRS intends to impose such limitation, or what the terms or scope of those limitations might be.

Distributions are taxed differently depending on the program through which the Contract is offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to income tax may also incur excise tax under the circumstances described in the Statement of Additional Information. Generally, distributions would also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle. Required withholding will vary according to type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

Investment earnings on contributions to Non-Qualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes.


EFFECT OF TAX-DEFERRED ACCUMULATIONS


The chart below compares the results of
Premium Payments made to:

  - The Contract issued to a tax-favored retirement program purchased with pre-tax premium payments;

  - A non-qualified Contract purchased with after-tax Premium Payments and;

  - Conventional savings vehicles such as savings accounts.


                        THE POWER OF TAX-DEFERRED GROWTH


                                  [BAR GRAPH]

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan, (2) contributing $100 to a nonqualified, tax-deferred annuity, and (3) contributing $100 per month ($138.89 since contributions are made before tax) to a tax-deferred plan such as a 408(b) individual retirement annuity. The chart assumes a 28% tax rate and an 8% fixed rate of return. Variable options incur mortality and expense risk fee and administration fee charges and may also incur surrender charges. An additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

Unlike savings accounts, Premium Payments made to tax-favored retirement programs and

--------------------------------------------------------------------------------



Non-Qualified Contracts generally provide tax-deferred treatment on earnings. In addition, Premium Payments made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 28% federal tax bracket, and an annual fixed yield (BEFORE THE DEDUCTION OF ANY FEES OR CHARGES) of 8% under a tax-favored retirement program in which tax savings were reinvested, the tax deferred rate of return has an equivalent after-tax annual fixed yield of 5.76% under a conventional savings program. THE 8% YIELD ON THE TAX-FAVORED PROGRAM WILL BE REDUCED BY THE IMPACT OF INCOME TAXES UPON WITHDRAWAL. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:

                              PAYCHECK COMPARISON

                            TAX-FAVORED        CONVENTIONAL
                            RETIREMENT           SAVINGS
                              PROGRAM            ACCOUNT
                            -----------        ------------
Annual amount available
  for savings before
  federal taxes.........      $2,000              $2,000
Current federal income
  tax due on Purchase
  Payments..............           0                (560)
Net retirement
  contribution Purchase
  Payments..............      $2,000              $1,440

This chart assumes a 28% federal income tax rate. The $560 that is paid toward current federal income taxes reduces the actual amount saved in the conventional savings account to $1,440 while the full $2,000 is contributed to the tax-favored program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,000, the contribution to a tax-favored retirement program results in a current out-of-pocket expense of $1,440 while the contribution to a conventional savings account requires the full $2,000 out-of-pocket expense. The tax-favored retirement program represented in this chart is a Section 408(b) individual retirement annuity, which allows the Contract Owner to exclude contributions, within limits, from gross income.

                      (This page intentionally left blank)

Please tear off, complete and return the form below to the Annuity Service Center at the address shown on the inside back cover of this Prospectus. A Statement of Additional Information may also be ordered by calling 1-877-888-9859.

.................................................................................


                                 THE CONTRACTS


Please send me a free copy of the Statement of Additional Information for A.G. Separate Account A (The One Multi-Manager Annuity).

                             (Please Print or Type)

Name:  ___________________________________       Policy # ____________________

Address:  _______________________________________

 ________________________________________________

Social Security Number:  __________________________

                      (This page intentionally left blank)

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                   PAGE
                                                   ----
General Information..............................    4
The Company......................................    4
Marketing Information............................    4
Endorsements and Published Ratings...............    4
Types of Variable Annuity Contracts..............    5
Variable Annuity Contract General Provisions.....    6
Federal Tax Matters..............................    7
    Tax Consequences of Purchase Payments........    7
    Tax Consequences of Distributions............    9
    Special Tax Consequences -- Early
       Distribution..............................   10
    Special Tax Consequences -- Required
       Distributions.............................   11
    Tax Free Rollovers, Transfers and
       Exchanges.................................   12
Calculation of Surrender Charge..................   13
    Illustration of Surrender Charge on Total
       Surrender.................................   13
    Illustration of Surrender Charge on a 10%
       Partial Surrender Followed by a Full
       Surrender.................................   13
Purchase Unit Value..............................   14
    Illustration of Calculation of Purchase Unit
       Value.....................................   14
    Illustration of Purchase of Purchase Units...   14


                                                   PAGE
                                                   ----
Performance Calculations.........................   15
    Illustration of Calculation of Current Yield
       for Money Market I Division...............   15
    Illustration of Calculation of Effective
       Yield for Money Market I Division.........   15
    Illustration of Calculation of Standardized
       Yield for Bond Fund Divisions.............   16
    Calculation of Average Annual Total Return...   16
Performance Comparisons..........................   24
Payout Payments..................................   27
    Assumed Investment Rate......................   27
    Amount of Payout Payments....................   27
    Payout Unit Value............................   28
    Illustration of Calculation of Payout Unit
       Value.....................................   28
    Illustration of Payout Payments..............   28
Distribution of Variable Annuity Contracts.......   29
Experts..........................................   29
Comments on Financial Statements.................   30

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                 FOR ADDITIONAL INFORMATION ABOUT THE CONTRACTS


                      CONTACT THE ANNUITY SERVICE CENTER:

         P.O. Box 4342                  2929 Allen Parkway, A11-01
   Houston, Texas 77210-4342     or        Houston, Texas 77019
                                              1-877-888-9859



                         AIG ANNUITY INSURANCE COMPANY

                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                                 1-877-888-9859
                FOR UNIT VALUE INFORMATION CALL: 1-877-888-9859
             FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-877-888-9859
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                    [GRAPHIC]



         AIG ANNUITY INSURANCE COMPANY
2929 ALLEN PARKWAY, A11-01, HOUSTON, TX 77019
THE ONE(R) MULTI-MANAGER ANNUITY(SM)
                                                                                  [IMSA LOGO]
Contract Form Number VA 124-99R
Issued by AIG Annuity Insurance Company



The One(R) Multi-Manager Annuity(SM) is distributed by American General Distributors, Inc., member NASD. American General Distributors, Inc., is known in Florida and Illinois as American General Financial Distributors of Florida, Inc., and American General Financial Distributors of Illinois, Inc., respectively.



                                                          AIGA 13588 VER 05/2002

                          AIG ANNUITY INSURANCE COMPANY

                             A.G. SEPARATE ACCOUNT A
                    UNITS OF INTEREST UNDER FLEXIBLE PREMIUM
            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                        THE ONE(R) MULTI-MANAGER ANNUITY

         --------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

         --------------------------------------------------------------

                                 FORM N-4 PART B
                                   MAY 1, 2002

This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the prospectus for the Individual Flexible Premium Fixed and Variable Deferred Annuity Contracts dated May 1, 2002 (the "Contracts") and should be read in conjunction with the prospectus. The terms used in this Statement of Additional Information have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing AIG Annuity Insurance Company (the "Company"), at 2929 Allen Parkway, A11-01, Houston, Texas, 77019; 1-877-888-9859. Prospectuses are also available from our registered sales representatives.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                           4

THE COMPANY                                                                   4

MARKETING INFORMATION                                                         4

ENDORSEMENTS AND PUBLISHED RATINGS                                            4

TYPES OF VARIABLE ANNUITY CONTRACTS

VARIABLE ANNUITY CONTRACT GENERAL PROVISIONS
         The Contract
         Minimum contract Value
         Misstatement of Age or Sex
         Incontestability
         Modification
         Non-participating
         Evidence of Survival
         Proof of Age
         Protection of Proceeds
         Reports
         Taxes
         Regulatory Requirements

FEDERAL TAX MATTERS
         Tax Consequences of Purchase Payments
         Tax Consequences of Distributions
         Special Tax Consequences - Early Distribution
         Special Tax Consequences - Required Distributions
         Tax-Free Rollovers, Transfers and Exchanges

CALCULATION OF SURRENDER CHARGE
         Illustration of Surrender Charge on Total Surrender
         Illustration of Surrender Charge on a 10% Partial Surrender
          Followed by a Full Surrender

PURCHASE UNIT VALUE
         Illustration of Calculation of Purchase Unit Value
         Illustration of Purchase of Purchase Units (Assuming No State
          Premium Tax)

PERFORMANCE CALCULATIONS
         Illustration of Calculation of Current Yield for Money Market I
           Fund Division
         Calculation of Current Yield for the Money Market I Fund Division
         Illustration of Calculation of Effective Yield for Money
           Market I Fund Division
         Calculation of Effective Yield for the Money Market I Fund
           Division
         Illustration of Calculation of Standardized Yield for Bond Fund
           Divisions
         Calculation of Average Annual Total Return

PERFORMANCE COMPARISONS

PAYOUT PAYMENTS
         Assumed investment Rate
         Amount of Payout Payments

         Payout Unit Value
         Illustration of Calculation of Payout Unit Value
         Illustration of Payout Payments

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

EXPERTS

COMMENTS ON FINANCIAL STATEMENTS

                               GENERAL INFORMATION

THE COMPANY

         AIG Annuity Insurance Company develops, markets, and issues annuity products through niche distribution channels. We market single-premium deferred annuities to the savings and retirement markets, flexible-premium deferred annuities to the tax-qualified retirement market, and single-premium immediate annuities to the structured settlement and retirement markets. The Company distributes its annuity products primarily through financial institutions, general agents and specialty brokers. On March 1, 2002 the Company changed its name from American General Annuity Insurance Company to AIG Annuity Insurance Company.

MARKETING INFORMATION

         The Company, in its marketing efforts, may refer to portfolio rebalancing and or asset allocation for certain Divisions of A.G. Separate Account A.

         The Company may compare the performance of the funds that serve as investment vehicles for the Contract to the performance of certain market indices. These indices include those which are described in the "Performance Comparisons" Section of this Statement of Additional Information.

ENDORSEMENTS AND PUBLISHED RATINGS

         From time to time, the rating of the Company as an insurance company by
A. M. Best may be referred to in advertisements or in reports to Contract Owners. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's Ratings range from A++ to F.

         In addition, the claims-paying ability of the Company as measured by the Standard and Poor's Ratings Group may be referred to in advertisements or in reports to Contract Owners. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to D.

         Further, from time to time the Company may refer to Moody's Investor's Service's rating of the Company. Moody's Investor's Service's financial strength ratings indicate an insurance company's ability to discharge senior policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries and affiliates. Moody's Investor's Service's ratings range from AAA to C.

         The Company may additionally refer to its Fitch, Inc. rating. This rating is an assessment of a company's insurance claims paying ability. Fitch, Inc.'s ratings range from AAA to CCC.

         Ratings relate to the claims paying ability of the Company's General Account and not the investment characteristics of the Separate Account.

         The Company may, from time to time, refer to Lipper Analytical Services Incorporated ("Lipper"), Morningstar, Inc. ("Morningstar") and CDA/Wiesenberger Investment Companies ("CDA/Wiesenberger") when discussing the performance of its Divisions. Lipper, Morningstar and CDA/Wiesenberger are leading publishers of statistical data about the investment company industry in the United States.

         The Company may, from time to time, refer to The Variable Annuity Research & Data Services ("VARDS") Report. The VARDS Report offers monthly analysis of the variable annuity industry, including marketing and performance information.

         Finally, the Company will utilize as a comparative measure for the performance of its Funds the Consumer Price Index (the "CPI"). The CPI is a measure of change in consumer prices, as determined in a monthly survey of the U.S. Bureau of Labor Statistics. Housing costs, transportation, food, electricity, changes in taxes and labor costs are among the CPI components. The CPI provides a tool for determining the impact of inflation on an individual's purchasing power.

TYPES OF VARIABLE ANNUITY CONTRACTS

         The Contracts offered, in connection with the prospectus to which this Statement of Additional Information relates, are flexible payment deferred annuity contracts.

         Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract. Purchase Payments are invested and accumulate on a fixed or variable basis until the date the Contract Owner selects to commence annuity payments.

         The majority of these Contracts will be sold to individuals in the Non-Qualified market. A smaller number of these contracts will be sold in the Qualified market through certain IRA situations.

         The Contracts are non-participating and will not share in any of the profits of the Company.

VARIABLE ANNUITY CONTRACT GENERAL PROVISIONS

         THE CONTRACT: The entire Contract consists of the Contract, the Application, if any, and any riders or endorsements attached to the Contract. The Contract may be changed or altered only by an authorized officer of the Company. A change or alteration must be made in writing.

         MINIMUM CONTRACT VALUE: If the minimum Contract Value falls below the minimum Contract Value shown in the Contract, then the Company reserves the right to surrender the Contract and pay the Contract Value to the Owner.

         MISSTATEMENT OF AGE OR SEX: If the age or sex of any Annuitant has been misstated, any Annuity benefits payable will be the Annuity benefits provided by the correct Age or sex. After Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.

         INCONTESTABILITY: The Contract is incontestable.

         MODIFICATION: The Contract may be modified in order to maintain compliance with applicable state and federal law. When required, the Company will obtain the Owner's approval of changes and gain approval from appropriate regulatory authorities.

         NON-PARTICIPATING: The Contract will not share in any distribution of dividends.

         EVIDENCE OF SURVIVAL: The Company may require satisfactory evidence of continued survival of any person(s) on whose life Annuity Payments are based.

         PROOF OF AGE: The Company may require evidence of age of any Annuitant or Owner.

         PROTECTION OF PROCEEDS: To the extent permitted by law, death benefits and Annuity Payments shall be free from legal process and the claim of any creditor if the person is entitled to them under the Contract. No payment and no amount under the Contract can be taken or assigned in advance of its payment date unless the Company receives the Owner's written consent.

         REPORTS: At least once each calendar year, the Company will furnish the Owner with a report showing the Contract Value as of a date not more than four months prior to the date of mailing, and will provide any other information as may be required by law.

         TAXES: Any taxes paid to any governmental entity relating to the Contract will be deducted from the Purchase Payment or Contract Value when incurred. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Separate Account; receipt by the Company of the Purchase Payments; or commencement of Annuity Payments. The Company may, in its sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. While the Company is not currently maintaining a provision for federal income taxes with respect to the Separate Account, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. The Company will deduct any withholding taxes required by applicable law.

         REGULATORY REQUIREMENTS: All values payable under the Contract, including any paid-up annuity, cash withdrawal or death benefits that may be available, will not be less than the minimum benefits required by the laws and regulations of the state in which the Contract is delivered.

FEDERAL TAX MATTERS

         This Section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

TAX CONSEQUENCES OF PURCHASE PAYMENTS

         408(b) Individual Retirement Annuities ("408(b) IRAs"). Annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $2,000 or 100% of compensation, and generally may be made only by individuals who:

         (i) are not active participants in another retirement plan, and are not married;

         (ii) are not active participants in another retirement plan, are married, but either (a) the spouse is not an active participant in another retirement plan, or (b) the spouse is an active participant, but the couple's adjusted gross income does not exceed $150,000;

         (iii) are active participants in another retirement plan, are unmarried, and have adjusted gross income of $33,000 (Year 2001 Figure) or less ($32,000 or less prior to 1999; adjusted upward for inflation after 1999); or

         (iv) are active participants in another retirement plan, are married, and have adjusted gross income of $53,000 (Year 2001 Figure) or less ($52,000 or less prior to 1999; adjusted upward for inflation after 1999).

         Active participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a nonworking spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the working spouse's earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year.

         You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

         (i) the lesser of $2,000 ($4,000 for you and your spouse's IRA) or 100% of compensation, over

         (ii)     your applicable IRA deduction limit.

         You may also make rollover contributions to an IRA of eligible rollover amounts from other qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

         408A "Roth" Individual Retirement Annuities ("408A "Roth" IRAs"). After 1997, annual nondeductible contributions for 408A "Roth" IRA Contracts are limited to the lesser of $2,000 or 100% of compensation, and may be made only by individuals who:

         (i) are unmarried and have adjusted gross income of $95,000 or less;

         (ii) are married and filing jointly and have adjusted gross income of $150,000 or less; or

         (iii) are married and filing separately and have adjusted gross income of $10,000 or less.

         The available nondeductible 408A "Roth" IRA contribution is reduced proportionately to zero where adjusted gross income exceeds the limit in (i) by $15,000 or less, or the limit in (ii) by $10,000 or less. Similarly, individuals who are married and filing separately and whose adjusted gross income is less than $10,000 may make a contribution to a Roth IRA of a portion of the otherwise applicable $2,000 or 100% of compensation limit.

         All contributions to 408(b) IRAs, traditional nondeductible IRAs and 408A "Roth" IRAs must be aggregated for purposes of the $2,000 annual contribution limit.

         Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of the participating employees' compensation. Employer contributions are excludable from the employees' taxable income and cannot exceed the lesser of $35,000 for 2001 or 15% of your compensation up to a maximum compensation limit of $170,000 in 2000.

         Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. These salary reduction contributions may not exceed $10,500 in 2001, indexed for inflation in later years. Such plans, if established by December 31, 1996, may still allow employees to make these contributions.

         Savings Incentive Match Plan for Employees ("SIMPLE"). Employer and employee contributions under a SIMPLE Retirement Account Plan are made to a separate individual retirement account or annuity for each employee. Employee salary reduction contributions cannot exceed $6,500 in 2001. Employer contributions can be a matching or a nonelective contribution of a percentage as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

         Non-Qualified Contracts. Purchase Payments made under Non-Qualified Contracts are neither excludable from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit Value of a Non-Qualified Contract resulting from the investment performance of A.G. Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons, however, are currently taxable on any annual increase in the Purchase Unit Value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

TAX CONSEQUENCES OF DISTRIBUTIONS

         408(b) IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Conversions of a 408(b) or traditional IRA to a 408A "Roth" IRA, where permitted, are generally taxable in the year of the rollover or conversion. Such rollovers of conversions completed in 1998 are generally eligible for pro-rata federal income taxation over four years. Individuals with adjusted gross income over $100,000 are generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately.

         408A "Roth" IRAs. "Qualified" distributions upon attainment of age 59 -1/2, death, disability or for first-time home buyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A "Roth" IRA. The five-year holding period may be different for determining whether a distribution allocable to a conversion contribution is subject to the 10% penalty tax. Qualified distributions may be subject to state income tax in some states. Other distributions are generally taxable to the extent that the distribution exceeds purchase payments.

         Non-Qualified Contracts. Partial redemptions from a Non-Qualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a Non-Qualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a Non-Qualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from the Company (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

         When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, such individuals generally are entitled to deduct the unrecovered amount on their final tax return.

SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

         408(b) IRAs, SEPs and SIMPLE IRAs. Taxable distributions received before the recipient attains age 59 -1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

         (1)      death;

         (2)      disability;

         (3) separation from service at any age, if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Contract Owner (or the Contract Owner and Beneficiary); and

         (4) distributions which do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

         Certain distributions from a SIMPLE IRA within two years after first participating in the plan may be subject to a 25% penalty, rather than a 10% penalty.

         After 1997, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

         (5) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time home buyer;

         (6) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

         (7) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

         408A "Roth" IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax and exceptions as other IRAs.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS

         408(b) IRAs, SEPs and SIMPLE IRAs. Generally, minimum required distributions must commence no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 -1/2. Required distributions must be made over a period that does not exceed the life or life expectancies of the Owner (or lives or joint life expectancies of the Owner and Beneficiary). The minimum amount payable can be determined several different ways. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

         At the Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Owner and in effect at the time of death.

         A Contract Owner generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

         408A "Roth" IRAs. Minimum distribution requirements generally applicable to 408(b) IRAs, SEPs and 457 Plans do not apply to 408A "Roth" IRAs during the Owner's lifetime, but generally do apply after the owner's death.

         A beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

         On January 11, 2001, the Internal Revenue Service ("IRS") issued new proposed regulations simplifying how required minimum distributions are calculated. The new rules are still complex. Generally, the new rules must be used for calendar years beginning January 1, 2002 and everyone will be required to use the same method. The IRS has provided a simple uniform table regardless of IRA beneficiary with the exception of spousal beneficiaries more than 10 years younger than the owner. In most cases, the new required minimum distribution amount is less than under the old rules. We suggest you contact your tax adviser regarding these new rules.

         Non-Qualified Contracts. Tax laws do not require commencement of distributions from Non-Qualified Contracts at any particular time during the Owner's lifetime, provided that the Owner is a natural person, and generally do not limit the duration of annuity payments.

         At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Contract Owner at the time of death.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES

         408(b) IRAs. Funds may be rolled over tax-free to a 408(b) IRA Contract from a 403(b) Annuity, or 401(a) or 403(a) Qualified Plan under certain conditions. These amounts may subsequently be rolled over on a tax-free basis to another 403(b) Annuity or 401(a) or 403(a) Qualified Plan from this "conduit" IRA if no additional contributions have been made to that IRA. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any twelve-month period.

         408A "Roth" IRAs. Funds may be transferred tax-free from one 408A "Roth" IRA to another. Funds in a 408(b) IRA may be rolled in a taxable transaction to a 408A "Roth" IRA by individuals who:

         (i) have adjusted gross income of $100,000 or less, whether single or married filing jointly; and

         (ii)     are not married filing separate returns.

         Special, complicated rules governing holding periods, escape from the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A "Roth" IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

         SEPs. Funds may be rolled over tax-free from one SEP only to another SEP or a 408(b) IRA.

         Non-Qualified Contracts. Certain of the Non-Qualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. The exchange of one annuity contract for another is a tax-free transaction under Section 1035, but is reportable to the IRS.

CALCULATION OF SURRENDER CHARGE

         The surrender charge is discussed in the Prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER

                                        TRANSACTION HISTORY

                  DATE               TRANSACTION                     AMOUNT
                  ----               -----------                     ------
                  2/1/96     Purchase Payment                       $15,000
                  2/1/97     Purchase Payment                         5,000
                  2/1/98     Purchase Payment                        15,000
                  2/1/99     Purchase Payment                         2,000
                  2/1/00     Purchase Payment                         3,000
                  2/1/01     Purchase Payment                         4,000
                                                                    -------
                  7/1/01     Total Purchase Payments                 44,000
                             (Assumes Account Value is $50,000)

         Assume the Account Value at the time of full withdrawal is $50,000 (7/1/01). 10% of $50,000 ($5,000) is not subject to Surrender Charge.

         The total Surrender Charge is:

         (15,000 - 5,000) * 2% + 5,000 * 4% + 15,000 * 5% + 2,000 * 5%
         + 3,000 * 7% + 4,000 * 7% = $1,740.

ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL SURRENDER

                         TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

                  DATE                    TRANSACTION                AMOUNT
                  ----                    -----------                ------
                  2/1/96     Purchase Payment                       $15,000
                  2/1/97     Purchase Payment                         5,000
                  2/1/98     Purchase Payment                        15,000
                  2/1/99     Purchase Payment                         2,000
                  2/1/00     Purchase Payment                         3,000
                  2/1/01     Purchase Payment                         4,000
                  7/1/01     10% Partial Surrender                    3,900
                             (Assumes Account Value is $39,000)
                  8/1/01     Full Surrender

         a. Since this is the first partial surrender in this contract year, calculate free withdrawal amount (10% of the value as of the date of withdrawal).

                           10% * 4,400 = $4,400 (no charge on this 10%
                           withdrawal)

         b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated is $44,000 -- $4,400 = $39,600

         c.       The Surrender Charge is

                           (15,000-4,4000 * 2% + 5,000 * 4% + 15,000 * 5% +
                           2,000 * 5% + 3,000 * 7% + 4,000 * 7% = $1,752.

PURCHASE UNIT VALUE

         The calculation of Purchase Unit value is discussed in the Prospectus under "Purchase Period." The following illustrations show a calculation of a new Unit value and the purchase of Purchase Units (using hypothetical examples):

ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

         1. Purchase Unit value, beginning of period            $ 1.800000
         2. Value of Fund share, beginning of period            $21.200000
         3. Change in value of Fund share                       $  .500000
         4. Gross investment return (3))(2)                        .023585
         5. Daily separate account fee*                            .000025
                                                                ----------
              *Mortality and expense risk fee and
               administration and distribution fee of 0.90%
               per annum used for illustrative purposes

         6. Net investment return (4) -- (5)                       .023560
                                                                ----------
         7. Net investment factor 1.000000+(6)                    1.023560
                                                                ----------
         8. Purchase Unit value, end of period (1)H(7)            1.842408
                                                                ----------

ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

         1. First Periodic Purchase Payment                    $    100.00
         2. Purchase Unit value on effective date of
            purchase (see Example 3)                           $  1.800000
         3. Number of Purchase Units purchased (1))(2)              55.556
         4. Purchase Unit value for valuation date
            following purchase (see Example 3)                 $  1.842408
                                                               -----------
         5. Value of Purchase Units in account for
            valuation date following purchase (3)H(4)          $    102.36
                                                               -----------

PERFORMANCE CALCULATIONS

ILLUSTRATION OF CALCULATION OF CURRENT YIELD FOR MONEY MARKET I FUND DIVISION

         The current yield quotation based on a seven day period is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by 365/7.

CALCULATION OF CURRENT YIELD FOR THE MONEY MARKET I FUND DIVISION

         The 7-Day current yield for the Money Market I Fund Division was 0.00% as of December 31, 2001.

ILLUSTRATION OF CALCULATION OF EFFECTIVE YIELD FOR MONEY MARKET I FUND DIVISION

         An effective yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) (365/7)] -- 1

CALCULATION OF EFFECTIVE YIELD FOR THE MONEY MARKET I FUND DIVISION

         The 7-Day effective yield for the Money Market I Fund Division was 0.00% as of December 31, 2001.

ILLUSTRATION OF CALCULATION OF STANDARDIZED YIELD FOR BOND FUND DIVISIONS

         The standardized yield quotation based on a 30-day period is computed by dividing the net investment income per Purchase Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

YIELD = 2 [( a -- b + 1)(6) -- 1]
             ------
              cd

Where:

                  a  =     net investment income earned during the period by
                           the Fund attributable to shares owned by the Division


                  b  =     expenses accrued for the period (net of
                           reimbursements)
                  c  =     the average daily number of Purchase Units
                           outstanding during the period


                  d  =     the maximum offering price per Purchase Unit on the
                           last day of the period


         Yield on each Division is earned from dividends declared and paid by the Fund, which are automatically reinvested in Fund shares.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

         Average Annual Total Return quotations for the 1, 5 and 10 year periods ended December 31, 2000, the date of the most recent balance sheet included in this registration statement, are computed by finding the average annual compounded rates of over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                P (1+T) =ERV

         Where:

         P    =   a hypothetical initial Purchase Payment of $1,000

         T    =   average annual total return

         n    =   number of years

         ERV  =   redeemable value at the end of the 1, 5 or 10 year periods of a hypothetical $1,000 Purchase Payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof)

         The Company may advertise standardized average annual total return which, includes the surrender charge of up to 7% of Gross Purchase Payments as well as non-standardized average annual total returns which does not include a surrender charge or maintenance fee.

         There is no sales charge for reinvested dividends. All recurring fees have been deducted. For fees which vary with the account size, an account size equal to that of the median account size has been assumed. Ending redeemable value has been determined assuming a complete redemption at the end of the 1, 5 or 10 year period and deduction of all nonrecurring charges at the end of each such period.

         In the sections above we have described a number of ways we may advertise information about the investment performance of A.G. Separate Account A Divisions. Certain performance information for each A.G. Separate Account A Division is printed in the following tables.

         The information presented does not reflect the advantage under the Contract of deferring federal income tax on increases in Account Value due to earnings attributable to Purchase Payments. The information presented also does not reflect the advantage under Qualified Contracts of deferring federal income tax on Purchase Payments.

         The performance results shown in the following tables are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contract owner.

                                                                         TABLE I

                           AVERAGE ANNUAL TOTAL RETURN
                         WITH SURRENDER CHARGE IMPOSED*
         (FROM SEPARATE ACCOUNT DIVISION INCEPTION TO DECEMBER 31, 2001)

                                                                                                                           DIVISION
                                                                                                                 SINCE     INCEPTION
                          FUND AND DIVISION**                                 1 YEAR      5 YEARS   10 YEARS   INCEPTION     DATE

AIM V.I. International Equity Fund (Division 21)                             (29.71%)         --         --     (11.24%)   08/02/99
AIM V.I. Value Fund (Division 20)                                            (19.62%)         --         --      (9.23%)   08/02/99
Franklin Small Cap Investments Fund -- Class 2 (Division 23)(1)              (22.09%)         --         --      (1.61%)   08/02/99
Money Market I Fund (Division 26)                                             (4.51%)         --         --       0.93%    08/02/99
One Group Investment Trust Balanced Portfolio (Division 9)                   (11.36%)         --         --      (2.80%)   08/02/99
One Group Investment Trust Bond Portfolio (Division 7)(2)                      0.69%          --         --       4.87%    08/02/99
One Group Investment Trust Diversified Equity Portfolio (Division 1)(2)      (17.83%)         --         --      (7.86%)   08/02/99
One Group Investment Trust Diversified Mid Cap Portfolio (Division 6)(2)     (11.78%)         --         --       4.86%    08/02/99
One Group Investment Trust Equity Index Portfolio (Division 2)               (19.42%)         --         --      (8.72%)   08/02/99
One Group Investment Trust Government Bond Portfolio (Division 7)             (1.19%)         --         --       4.21%    08/02/99
One Group Investment Trust Large Cap Growth Portfolio (Division 3)           (26.72%)         --         --     (15.38%)   08/02/99
One Group Investment Trust Mid Cap Growth Portfolio (Division 5)             (17.87%)         --         --       2.77%    08/02/99
One Group Investment Trust Mid Cap Value Portfolio (Division 4)(2)            (3.41%)         --         --       8.47%    08/02/99
Oppenheimer High Income Fund / VA (Division 25)                               (6.21%)         --         --      (4.48%)   08/02/99
Putnam VT Global Growth Fund Class I 1B                                          --           --         --         --     05/01/01
Templeton Developing Markets Fund -- Class 2 (Division 24)(2)                (15.51%)         --         --     (15.47%)   08/02/99
VALIC Company I - Opportunities Fund                                             --           --         --         --     05/01/01
Van Kampen LIT Emerging Growth Portfolio - Class I Shares (Division 22)      (37.03%)         --         --      (1.95%)   08/02/99
Van Kampen LIT Enterprise Portfolio - Class I Shares (Division 27)           (26.85%)         --         --     (11.13%)   08/02/99

----------

See Footnotes following Table III.

                                                                        TABLE II

                           AVERAGE ANNUAL TOTAL RETURN
                        WITH NO SURRENDER CHARGE IMPOSED*
         (FROM SEPARATE ACCOUNT DIVISION INCEPTION TO DECEMBER 31, 2001)

                                                                                                                           DIVISION
                                                                                                                 SINCE     INCEPTION
                          FUND AND DIVISION**                                 1 YEAR      5 YEARS   10 YEARS   INCEPTION     DATE

AIM V.I. International Equity Fund (Division 21)                             (24.42%)         --         --      (8.81%)   08/02/99
AIM V.I. Value Fund (Division 20)                                            (13.58%)         --         --      (6.75%)   08/02/99
Franklin Small Cap Investments Fund -- Class 2 (Division 23)(1)              (16.23%)         --         --       1.08%    08/02/99
Money Market I Fund (Division 26)                                              2.49%          --         --       3.68%    08/02/99
One Group Investment Trust Balanced Portfolio (Division 9)                    (4.68%)         --         --      (0.14%)   08/02/99
One Group Investment Trust Bond Portfolio (Division 7)(2)                      7.69%          --         --       7.53%    08/02/99
One Group Investment Trust Diversified Equity Portfolio (Division 1)(2)      (11.65%)         --         --      (5.34%)   08/02/99
One Group Investment Trust Diversified Mid Cap Portfolio (Division 6)(2)      (5.14%)         --         --       7.52%    08/02/99
One Group Investment Trust Equity Index Portfolio (Division 2)               (13.35%)         --         --      (6.22%)   08/02/99
One Group Investment Trust Government Bond Portfolio (Division 7)              5.81%          --         --       6.90%    08/02/99
One Group Investment Trust Large Cap Growth Portfolio (Division 3)           (21.20%)         --         --     (13.07%)   08/02/99
One Group Investment Trust Mid Cap Growth Portfolio (Division 5)             (11.69%)         --         --       5.51%    08/02/99
One Group Investment Trust Mid Cap Value Portfolio (Division 4)(2)             3.59%          --         --      11.02%    08/02/99
Oppenheimer High Income Fund / VA (Division 25)                                0.79%          --         --      (1.87%)   08/02/99
Putnam VT Global Growth Fund Class I 1B                                          --           --         --         --     05/01/01
Templeton Developing Markets Fund -- Class 2 (Division 24)(2)                 (9.15%)         --         --     (13.61%)   08/02/99
VALIC Company I - Opportunities Fund                                             --           --         --         --     05/01/01
Van Kampen LIT Emerging Growth Portfolio - Class I Shares (Division 22)      (32.29%)         --         --       0.73%    08/02/99
Van Kampen LIT Enterprise Portfolio - Class I Shares (Division 27)           (21.34%)         --         --      (8.71%)   08/02/99

----------

See Footnotes following Table III.

                                                                       TABLE III

                                CUMULATIVE RETURN
                        WITH NO SURRENDER CHARGE IMPOSED*
         (FROM SEPARATE ACCOUNT DIVISION INCEPTION TO DECEMBER 31, 2001)

                                                                                                                           DIVISION
                                                                                                                 SINCE     INCEPTION
                          FUND AND DIVISION**                                 1 YEAR       5 YEAR    10 YEAR   INCEPTION     DATE

AIM V.I. International Equity Fund (Division 21)                             (24.42%)         --         --     (19.96%)   08/02/99
AIM V.I. Value Fund (Division 20)                                            (13.58%)         --         --     (15.51%)   08/02/99
Franklin Small Cap Investments Fund - Class 2 (Division 23)(1)               (16.23%)         --         --       2.63%    08/02/99
Money Market I Fund (Division 26)                                              2.49%          --         --       9.15%    08/02/99
One Group Investment Trust Balanced Portfolio (Division 9)                    (4.68%)         --         --      (0.34%)   08/02/99
One Group Investment Trust Bond Portfolio (Division 7)(2)                      7.69%          --         --      19.16%    08/02/99
One Group Investment Trust Diversified Equity Portfolio (Division 1)(2)      (11.65%)         --         --     (12.40%)   08/02/99
One Group Investment Trust Diversified Mid Cap Portfolio (Division 6)(2)      (5.14%)         --         --      19.13%    08/02/99
One Group Investment Trust Equity Index Portfolio (Division 2)               (13.35%)         --         --     (14.36%)   08/02/99
One Group Investment Trust Government Bond Portfolio (Division 7)              5.81%          --         --      17.47%    08/02/99
One Group Investment Trust Large Cap Growth Portfolio (Division 3)           (21.20%)         --         --     (28.69%)   08/02/99
One Group Investment Trust Mid Cap Growth Portfolio (Division 5)             (11.69%)         --         --      13.81%    08/02/99
One Group Investment Trust Mid Cap Value Portfolio (Division 4)(2)             3.59%          --         --      28.69%    08/02/99
Oppenheimer High Income Fund / VA (Division 25)                                0.79%          --         --      (4.46%)   08/02/99
Putnam VT Global Growth Fund Class I 1B                                          --           --         --     (16.61%)   05/01/01
Templeton Developing Markets Fund - Class 2 (Division 24)(2)                  (9.15%)         --         --     (28.87%)   08/02/99
VALIC Company I - Opportunities Fund                                             --           --         --     (16.55%)   05/01/01
Van Kampen LIT Emerging Growth Portfolio - Class I Shares
(Division 22)                                                                (32.29%)         --         --       1.77%    08/02/99
Van Kampen LIT Enterprise Portfolio - Class I Shares (Division 27)           (21.34%)         --         --     (19.74%)   08/02/99

         * The performance figures in the Table reflect the investment performance for the Divisions for the stated periods and should not be used to infer that future performance will be the same.

         ** Because Divisions 28 and 29 recently commenced operations, the Standard Average Annual Total Returns for those Divisions will be shown when they become available.

         (1) Effective May 1, 2000 the Franklin Small Cap Investments Fund (previously offered under the Contract) merged into the Franklin Small Cap Fund. Also effective with this merger, the Franklin Small Cap Investments Fund Division 23 was renamed the Franklin Small Cap Fund Division 23. Accordingly, the performance figures in the Table for the Division through December 31, 1999, reflect the actual historical performance of the Franklin Small Cap Investments Fund Division 23.

         (2) Effective May 1, 2000 the Templeton Developing Markets Fund (previously offered under the Contract) merged with the Templeton Developing Markets Equity Fund. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. Also effective with this merger, the Templeton Developing Markets Fund Division 24 was renamed the Templeton Developing Markets Securities Fund Division 24. Accordingly, the performance figures in the Table for the Division through December 31, 1999, reflect the actual historical performance of the Templeton Developing Markets Fund Division 24.

                                                                        TABLE IV

                  AVERAGE ANNUAL TOTAL RETURN OF AN INVESTMENT
            IN A HYPOTHETICAL CONTRACT* WITH SURRENDER CHARGE IMPOSED
              (FROM UNDERLYING FUND INCEPTION TO DECEMBER 31, 2001)

                                                                                                                              FUND
                                                                                                                  SINCE    INCEPTION
                          FUND AND DIVISION**                                 1 YEAR       5 YEAR     10 YEAR   INCEPTION     DATE

AIM V.I. International Equity Fund (Division 21)                             (29.71%)      (0.39%)        --       5.63%    05/05/93
AIM V.I. Value Fund (Division 20)                                            (19.62%)       7.85%         --      12.12%    05/05/93
Franklin Small Cap Investments Fund - Class 2 (Division 23)(1)               (22.09%)       8.70%         --      11.99%    11/01/95
Money Market I Fund (Division 26)                                             (4.51%)       3.05%       3.31%        --     01/16/86
One Group Investment Trust Balanced Portfolio (Division 9)                   (11.36%)       7.35%         --       9.05%    08/01/94
One Group Investment Trust Bond Portfolio (Division 7)(2)                      0.69%          --          --       5.64%    05/01/97
One Group Investment Trust Diversified Equity Portfolio (Division 1)(2)      (17.83%)       4.11%         --       8.27%    03/30/95
One Group Investment Trust Diversified Mid Cap Portfolio (Division 6)(2)     (11.78%)       9.15%         --      11.82%    03/30/95
One Group Investment Trust Equity Index Portfolio (Division 2)               (19.42%)         --          --      (0.76%)   05/01/98
One Group Investment Trust Government Bond Portfolio (Division 7)             (1.19%)       4.97%         --       5.79%    08/01/94
One Group Investment Trust Large Cap Growth Portfolio (Division 3)           (26.72%)       6.30%         --       9.64%    08/01/94
One Group Investment Trust Mid Cap Growth Portfolio (Division 5)             (17.87%)      14.61%         --      14.51%    08/01/94
One Group Investment Trust Mid Cap Value Portfolio (Division 4)(2)            (3.41%)         --          --       6.81%    05/01/97
Oppenheimer High Income Fund / VA (Division 25)                               (6.21%)       0.95%       7.48%        --     04/30/86
Putnam VT Global Growth Fund - Class IB Shares (Division 29)                 (35.45%)       1.81%       6.52%        --     05/01/90
Templeton Developing Markets Fund - Class 2 (Division 24)(3)                 (15.51%)     (13.44%)        --     (12.68%)   03/04/96
Van Kampen LIT Emerging Growth Portfolio - Class I Shares (Division 22)      (37.03%)      14.03%         --      16.01%    07/03/95
Van Kampen LIT Enterprise Portfolio - Class I Shares (Division 27)           (26.85%)       5.04%       9.19%        --     04/07/86

----------

See Footnotes following Table VI.

                                                                         TABLE V

                  AVERAGE ANNUAL TOTAL RETURN OF AN INVESTMENT
          IN A HYPOTHETICAL CONTRACT * WITH NO SURRENDER CHARGE IMPOSED
              (FROM UNDERLYING FUND INCEPTION TO DECEMBER 31, 2001)

                                                                                                                              FUND
                                                                                                                  SINCE    INCEPTION
                           FUND AND DIVISION                                  1 YEAR       5 YEAR     10 YEAR   INCEPTION     DATE

AIM V.I. International Equity Fund (Division 21                              (24.42%)       0.34%         --       5.63%    05/05/93
AIM V.I. Value Fund (Division 20)                                            (13.58%)       8.44%         --      12.12%    05/05/93
Franklin Small Cap Investments Fund - Class 2 (Division 23)(1)               (16.23%)       9.27%         --      12.17%    11/01/95
Money Market I Fund (Division 26)                                              2.49%        3.75%       3.31%        --     01/16/86
One Group Investment Trust Balanced Portfolio (Division 9)                    (4.68%)       7.95%         --       9.05%    08/01/94
One Group Investment Trust Bond Portfolio (Division 7)(2)                      7.69%          --          --       6.51%    05/01/97
One Group Investment Trust Diversified Equity Portfolio (Division 1)(2)      (11.65%)       4.78%         --       8.46%    03/30/95
One Group Investment Trust Diversified Mid Cap Portfolio (Division 6)(2)      (5.14%)       9.70%         --      11.98%    03/30/95
One Group Investment Trust Equity Index Portfolio (Division 2)               (13.35%)         --          --       0.49%    05/01/98
One Group Investment Trust Government Bond Portfolio (Division 7)              5.81%        5.62%         --       5.79%    08/01/94
One Group Investment Trust Large Cap Growth Portfolio (Division 3)           (21.20%)       6.92%         --       9.64%    08/01/94
One Group Investment Trust Mid Cap Growth Portfolio (Division 5)             (11.69%)      15.07%         --      14.51%    08/01/94
One Group Investment Trust Mid Cap Value Portfolio (Division 4)(2)             3.59%          --          --       7.64%    05/01/97
Oppenheimer High Income Fund / VA (Division 25)                                0.79%        1.70%       7.48%        --     04/30/86
Putnam VT Global Growth Fund - Class IB Shares (Division 29)                 (30.59%)       2.54%       6.52%        --     05/01/90
Templeton Developing Markets Fund - Class 2 (Division 24)(3)                  (9.15%)     (12.80%)        --     (12.12%)   03/04/96
VALIC Company I - Opportunities Fund                                         (31.29%)         --          --     (38.77%)   10/01/00
Van Kampen LIT Emerging Growth Portfolio - Class I Shares (Division 22)      (32.29%)     (14.50%)        --      16.14%    07/03/95
Van Kampen LIT Enterprise Portfolio - Class I Shares (Division 27)           (21.34%)       5.69%       9.19%        --     04/07/86

----------

See Footnotes following Table VI.

                                                                        TABLE VI

                       CUMULATIVE RETURN OF AN INVESTMENT
          IN A HYPOTHETICAL CONTRACT* WITH NO SURRENDER CHARGE IMPOSED
              (FROM UNDERLYING FUND INCEPTION TO DECEMBER 31, 2001)

                                                                                                                              FUND
                                                                                                                  SINCE    INCEPTION
                          FUND AND DIVISION**                                 1 YEAR       5 YEAR     10 YEAR   INCEPTION     DATE

AIM V.I. International Equity Fund (Division 21)                             (24.42%)       1.73%         --      60.68%    05/05/93
AIM V.I. Value Fund (Division 20)                                            (13.58%)      49.94%         --     169.28%    05/05/93
Franklin Small Cap Investments Fund - Class 2 (Division 23)(1)               (16.23%)      55.77%         --     102.99%    11/01/95
VALIC Company I - Money Market I Fund (Division 26)                            2.49%       20.20%      38.43%        --     01/16/86
One Group Investment Trust Balanced Portfolio (Division 9)                    (4.68)       46.59%         --      90.07%    08/01/94
One Group Investment Trust Bond Portfolio (Division 7)(2)                      7.69%          --          --      34.21%    05/01/97
One Group Investment Trust Diversified Equity Portfolio (Division 1)(2)      (11.65%)      26.32%         --      73.05%    03/30/95
One Group Investment Trust Diversified Mid Cap Portfolio (Division 6)(2)      (5.14%)      58.89%         --     114.75%    03/30/95
One Group Investment Trust Equity Index Portfolio (Division 2)               (13.35%)         --          --       1.82%    05/01/98
One Group Investment Trust Government Bond Portfolio (Division 7)              5.81%       31.46%         --      51.85%    08/01/94
One Group Investment Trust Large Cap Growth Portfolio (Division 3)           (21.20%)      39.76%         --      97.94%    08/01/94
One Group Investment Trust Mid Cap Growth Portfolio (Division 5)             (11.69%)     101.75%         --     173.18%    08/01/94
One Group Investment Trust Mid Cap Value Portfolio (Division 4)(2)             3.59%          --          --      41.02%    05/01/97
Oppenheimer High Income Fund / VA (Division 25)                                0.79%        8.78%     105.63%        --     04/30/86
Putnam VT Global Growth Fund - Class IB Shares (Division 29)                 (30.59%)      13.39%      88.10%        --     05/01/90
Templeton Developing Markets Fund - Class 2 (Division 24)(3)                  (9.15%)     (49.59%)        --     (52.92%)   03/04/96
VALIC Company I - Opportunities Fund                                         (31.29%)         --          --     (45.82%)   10/01/00
Van Kampen LIT Emerging Growth Portfolio - Class I Shares (Division 22)      (32.29%)      96.82%         --     164.33%    07/03/95
Van Kampen LIT Enterprise Portfolio - Class I Shares (Division 27)           (21.34%)      31.85%     140.95%        --     04/07/86

----------

         * The performance figures in the Table reflect the investment performance for the Funds for the stated periods and should not be used to infer that future performance will be the same. The table reflects the historical performance of each Fund based on investment in a hypothetical Contract from the date of the Fund's inception. Hypothetical performance is based on the actual performance of the underlying Fund reduced by Separate Account fees that would have been incurred during the hypothetical period.

         ** As of the date of this prospectus, historical fund performance information was not available for the North American-Putnam Opportunities Fund. Accordingly, there is no hypothetical historical performance to be shown for these two funds.

         (1) Effective May 1, 2000 the Franklin Small Cap Investments Fund (previously offered under the Contract) merged into the Franklin Small Cap Fund. Accordingly, the performance figures in the Table for the Fund through December 31, 1999, reflect the historical performance and inception date of the Franklin Small Cap Fund and not the historical performance of the Franklin Small Cap Investments Fund. Additionally, performance for Class 2 shares reflects a blended figure, combining: (a) for periods prior to Class 2's inception of January 6, 1999, historical results of Class I shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Blended figures assume reinvestment of dividends and capital gains.

         (2) The performance information and inception dates reflect that certain One Group Investment Trust Portfolios are the accounting successors to the financial history of certain Pegasus Variable Funds. Specifically, One Group Investment Trust Bond Portfolio, One Group Investment Trust Diversified Equity Portfolio, One Group Investment Trust Diversified Mid Cap Portfolio and One Group Investment Trust Mid Cap Value Portfolio succeeded the financial history of Pegasus Variable Bond Fund. Pegasus Variable Growth and Value Fund, Pegasus Variable Mid-Cap Opportunity Fund and Pegasus Variable Intrinsic Value Fund, respectively.

         (3) Effective May 1, 2000 the Templeton Developing Markets Fund (previously offered under the Contract) merged with the Templeton Developing Markets Equity Fund. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. Accordingly, the performance figures in the Table for the Fund through December 31, 1999, reflect the historical performance and inception date of the Templeton Developing Markets Fund. Additionally, performance for Class 2 shares reflects a blended figure, combining: (a) for periods prior to Class 2's inception of May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Blended figures assume reinvestment of dividends and capital gains.

PERFORMANCE COMPARISONS

         THE PERFORMANCE OF A DIVISION MAY FROM TIME TO TIME BE COMPARED WITH A BROAD-BASED MARKET INDEX AS SHOWN IN THE ANNUAL REPORTS OF THE FUNDS.

PAYOUT PAYMENTS

ASSUMED INVESTMENT RATE

         The discussion concerning the amount of payout payments which follows this section is based on an Assumed Investment Rate of 3% per annum. The foregoing Assumed Investment Rates are used merely to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of A.G. Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

         The amount of the first variable annuity payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date payout payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

         The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%.

         The portion of the first monthly variable payout payment derived from a Division of A.G. Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

         In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous payout payment, less an adjustment to neutralize the 3% or other Assumed Investment Rate referred to above.

         Therefore, the dollar amount of variable payout payments after the first will vary with the amount by which the net investment return is greater or less than 3% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first payout payment in the next year will be approximately 2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first payout payment in the next year will be approximately 2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

         Each deferred Contract provides that, when fixed payout payments are to be made under one of the first three payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

         The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See the "Purchase Period" section in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under the "Payout Period" section.

         The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

                ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

          1. Payout Unit value, beginning of period                  $  .980000
          2. Net investment factor for Period (see Example 3)          1.023558
          3. Daily adjustment for 3% Assumed Investment Rate            .999906
          4. (2)H(3)                                                   1.023462
          5. Payout Unit value, end of period (1)H(4)                $ 1.002993


                         ILLUSTRATION OF PAYOUT PAYMENTS

          1. Number of Purchase Units at Payout Date                  10,000.00
          2. Purchase Unit value (see Example 3)                     $ 1.800000
          3. Account Value of Contract (1)H(2)                       $18,000.00
          4. First monthly Payout Payment per $1,000 of Account
             Value                                                   $     5.63
          5. First monthly Payout Payment (3)H(4))1,000              $   101.34
          6. Payout Unit value (see Example 10)                      $  .980000
          7. Number of Payout Units (5))(6)                             103.408
          8. Assume Payout Unit value for second month equal to      $  .997000
          9. Second monthly Payout Payment (7)H(8)                   $   103.10
         10. Assume Payout Unit value for third month equal to       $  .953000
         11. Third monthly Payout Payment (7)H(10)                   $    98.55

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

         The Company has qualified or intends to qualify the Contracts for sale in 13 states. The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"). In some cases the broker-dealers are exempt from registration. The principal underwriter for A.G. Separate Account A is American General Distributors, Inc. ("Distributor"). Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. Distributor is a Delaware corporation organized in 1994 and is a member of the NASD.

         The broker-dealers whose agents sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each Purchase Payment. The Company may from time to time pay a trail commission to the licensed agents who sell the Contracts. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under the "Fees and Charges" section in the prospectus.)

         Pursuant to its underwriting agreement with Distributor and A.G. Separate Account A, the Company reimburses Distributor for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 1999, 2000 and were $1,653,043.00, $9,159,598.45 and $0,000,000, respectively.
Distributor retained $0 in Commissions for the years 1999, 2000 and 2001.

EXPERTS

         The balance sheets of the Company at December 31, 2001 and 2000, and the related statements of income, changes in stockholder's equity, comprehensive income, and cash flows for the years ended December 31, 2001 and 2000, and the statements of net assets and operations for the Company's A.G. Separate Account A at December 31, 2000 and for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, all of which are included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports appearing elsewhere herein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

         The address of Ernst & Young LLP, independent auditors is One Houston Center, 1221 McKinney Street, Suite 2400, Houston, Texas 77010-2007.

COMMENTS ON FINANCIAL STATEMENTS

         The financial statements of AIG Annuity Insurance Company (formerly American General Annuity Insurance Company) should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

         The A.G. Separate Account A financial statements contained herein reflect the composition of A.G. Separate Account A as of December 31, 2001, and for the year then ended.

                    [Ernst & Young Letterhead appears here]

                         Report of Independent Auditors

Board of Directors and Stockholder
American General Life Insurance Company

We have audited the accompanying consolidated balance sheets of American General Life Insurance Company (an indirectly wholly owned subsidiary of American General Corporation) as of December 31, 2001 and 2000, and the related consolidated statements of income, shareholder's equity, comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American General Life Insurance Company and subsidiaries at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2001, the Company changed its method of accounting for derivatives and its investments in certain purchased and retained interests in securitized financial assets.


February 1, 2002                                           /s/ ERNST & YOUNG LLP

                    American General Life Insurance Company

                          Consolidated Balance Sheets

                                                             DECEMBER 31
                                                        2001            2000
                                                    ------------------------------
                                                           (In Thousands)
ASSETS
Investments:
 Fixed maturity securities, at fair value
  (amortized cost - $28,319,738 in 2001 and
  $27,098,978 in 2000)                                $28,589,219     $26,991,695
 Equity securities, at fair value (cost -
  $202,556 in 2001 and $233,278 in 2000)                  176,171         233,227
 Mortgage loans on real estate                          2,201,562       2,084,299
 Policy loans                                           1,291,019       1,297,438
 Investment real estate                                    65,974         124,117
 Other long-term investments                              277,087         227,514
 Short-term investments                                   487,747         140,496
 Derivatives                                               26,458               -
                                                      ---------------------------
Total investments                                      33,115,237      31,098,786

Cash                                                       86,005          44,747
Investment in Parent Company
 (cost - $8,597 in 2001 and 2000)                          64,326          57,019
Indebtedness from affiliates                              213,015          78,225
Accrued investment income                                 487,349         472,187
Accounts receivable                                       506,683         664,395
Deferred policy acquisition costs                       2,042,688       2,090,810
Property and equipment                                     76,285          80,665
Other assets                                              226,966         228,685
Assets held in separate accounts                       20,279,272      22,225,525
                                                      ---------------------------
Total assets                                          $57,097,826     $57,041,044
                                                      ===========================

                                                              DECEMBER 31
                                                          2001            2001
                                                      ---------------------------
                                                           (In Thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits                               $31,012,386     $29,524,610
 Other policy claims and benefits payable                  53,149          47,369
 Other policyholders' funds                               523,332         388,433
 Federal income taxes                                     558,723         466,314
 Indebtedness to affiliates                                 4,691           6,909
 Other liabilities                                        838,612         920,570
 Liabilities related to separate accounts              20,279,272      22,225,525
                                                      ---------------------------
Total liabilities                                      53,270,165      53,579,730

Shareholder's equity:
 Common stock, $10 par value, 600,000 shares
  authorized, issued, and outstanding                       6,000           6,000
 Preferred stock, $100 par value, 8,500 shares
  authorized, issued, and outstanding                         850             850
 Additional paid-in capital                             1,397,860       1,370,821
 Accumulated other comprehensive loss                     129,460         (31,466)
 Hedging activities                                        16,207               -
 Retained earnings                                      2,277,284       2,115,109
                                                      ---------------------------
Total shareholder's equity                              3,827,661       3,461,314
                                                      ---------------------------
Total liabilities and shareholder's equity            $57,097,826     $57,041,044
                                                      ===========================

See accompanying notes.

                    American General Life Insurance Company

                       Consolidated Statements of Income

                                                       YEAR ENDED DECEMBER 31
                                               2001             2000            1999
                                           --------------------------------------------
                                                         (In Thousands)
Revenues:
 Premiums and other considerations         $  794,347       $  659,901       $  540,029
 Net investment income                      2,393,778        2,362,694        2,348,196
 Net realized investment gains
  (losses)                                    (65,668)         (98,109)           5,351
 Other                                         22,171          134,769           82,581
                                           --------------------------------------------
Total revenues                              3,144,628        3,059,255        2,976,157

Benefits and expenses:
 Benefits                                   1,899,772        1,775,120        1,719,375
 Operating costs and expenses                 607,637          481,841          495,680
                                           --------------------------------------------
Total benefits and expenses                 2,507,409        2,256,961        2,215,055
                                           --------------------------------------------
Income before income tax expense              637,219          802,294          761,102

Income tax expense                            190,981          260,860          263,196
Cumulative effect of accounting
 change (net of tax)                          (22,383)               -                -
                                           --------------------------------------------
Net income                                 $  423,855       $  541,434       $  497,906
                                           ============================================

See accompanying notes.

                    American General Life Insurance Company

                Consolidated Statements of Shareholder's Equity

                                                   YEAR ENDED DECEMBER 31
                                              2001            2000            1999
                                          ------------------------------------------
                                                       (In Thousands)
Common stock:
 Balance at beginning of year             $    6,000      $    6,000     $     6,000
 Change during year                                -               -               -
                                          ------------------------------------------
Balance at end of year                         6,000           6,000           6,000

Preferred stock:
 Balance at beginning of year                    850             850             850
 Change during year                                -               -               -
                                          ------------------------------------------
Balance at end of year                           850             850             850

Additional paid-in capital:
 Balance at beginning of year              1,370,821       1,371,687       1,368,089
 Capital contribution from Parent
  Company                                          -               -               -
 Other changes during year                    27,039            (866)          3,598
                                          ------------------------------------------
Balance at end of year                     1,397,860       1,370,821       1,371,687

Accumulated other comprehensive
 (loss) income:
   Balance at beginning of year              (31,466)       (356,865)        679,107
   Change in unrealized gains
    (losses) on securities, net of tax       160,926         325,399      (1,035,972)
                                          ------------------------------------------
Balance at end of year                       129,460         (31,466)       (356,865)

Hedging Activities:
 Balance at beginning of year                      -               -               -
 Change, net of tax                           16,207               -               -
                                          ------------------------------------------
Balance at end of year                        16,207               -               -

Retained earnings:
 Balance at beginning of year              2,115,109       1,824,715       1,514,489
 Net income                                  423,855         541,434         497,906
 Dividends paid                             (261,680)       (251,040)       (187,680)
                                          ------------------------------------------
Balance at end of year                     2,277,284       2,115,109       1,824,715
                                          ------------------------------------------
Total shareholder's equity                $3,827,661      $3,461,314     $ 2,846,387
                                          ==========================================

See accompanying notes.

                    American General Life Insurance Company

                Consolidated Statements of Comprehensive Income

                                                    YEAR ENDED DECEMBER 31
                                              2001            2000             1999
                                            -----------------------------------------
                                                       (In Thousands)
Net income                                  $423,855        $541,434      $   497,906
Other comprehensive income:
 Gross change in unrealized gains
  (losses) on securities (pretax:
  $221,614; $435,000; ($1,581,500)           139,067         282,743       (1,027,977)
 Hedging activity                             16,207               -                -
 Less: gains (losses) realized in
  net income                                 (21,859)        (42,656)           7,995
                                            -----------------------------------------
 Change in net unrealized gains
  (losses) on securities (pretax:
  $269,562, $500,000; ($1,593,800))          177,133         325,399       (1,035,972)
                                            -----------------------------------------
Comprehensive income (loss)                 $600,988        $866,833      $  (538,066)
                                            =========================================

See accompanying notes.

                    American General Life Insurance Company

                     Consolidated Statements of Cash Flows

                                                                             YEAR ENDED DECEMBER 31
                                                                  2001                2000                  1999
                                                            --------------------------------------------------------
                                                                                (In Thousands)
OPERATING ACTIVITIES
Net income                                                  $    423,855          $    541,434          $    497,906
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
   Change in accounts receivable                                 157,712              (477,803)               10,004
   Change in future policy benefits and other
    policy claims                                                225,127            (2,566,783)           (2,422,221)
   Amortization of policy acquisition costs                      189,631                23,443               101,066
   Policy acquisition costs deferred                            (296,014)             (299,306)             (307,854)
   Change in other policyholders' funds                          134,899                16,801               (26,955)
   Provision for deferred income tax expense                     (17,539)               57,228                85,257
   Depreciation                                                   35,055                28,677                24,066
   Amortization                                                   26,266                22,831               (30,894)
   Change in indebtedness to (from) affiliates                  (137,008)               (3,207)               74,814
   Change in amounts payable to brokers                         (206,153)              478,132               (43,321)
   Net loss on sale of investments                               101,455                52,670                45,379
   Other, net                                                     29,422                47,646              (170,413)
                                                            --------------------------------------------------------
Net cash provided by (used in) operating activities              666,708            (2,078,237)           (2,163,166)

INVESTING ACTIVITIES
Purchases of investments and loans made                      (50,001,560)          (33,436,962)          (44,508,908)
Sales or maturities of investments and receipts
 from repayment of loans                                      48,289,342            33,627,301            43,879,377
Sales and purchases of property, equipment, and
software, net                                                     55,851               (45,078)              (87,656)
                                                            --------------------------------------------------------
Net cash provided by (used in) investing activities           (1,656,367)              145,261              (717,187)

FINANCING ACTIVITIES
Net policyholder account deposits/withdrawals                  1,265,558             2,183,646             2,992,743
Dividends paid                                                  (261,680)             (251,040)             (187,680)
Other                                                             27,039                  (866)                3,598
                                                            --------------------------------------------------------
Net cash provided by financing activities                      1,030,917             1,931,740             2,808,661
                                                            --------------------------------------------------------
Increase (decrease) in cash                                       41,258                (1,236)              (71,692)
Cash at beginning of year                                         44,747                45,983               117,675
                                                            --------------------------------------------------------
Cash at end of year                                         $     86,005          $     44,747          $     45,983
                                                            ========================================================

Interest paid amounted to approximately $76,500,000, $50,673,000, and $2,026,000 in 2001, 2000, and 1999, respectively.

See accompanying notes.

                    American General Life Insurance Company

                   Notes to Consolidated Financial Statements

                               December 31, 2001

NATURE OF OPERATIONS

American General Life Insurance Company (the "Company") is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group ("AIG"). The Company's wholly owned life insurance subsidiaries are American General Life Insurance Company of New York ("AGNY") and The Variable Annuity Life Insurance Company ("VALIC"). The Company also owns American General Life Companies ("AGLC"), which provides management services to certain life insurance subsidiaries of the Parent Company. The Company sells a variety of equity products through its wholly owned broker dealer, American General Securities, Inc.

On August 29, 2001, pursuant to an Agreement and Plan of Merger dated as of May 11, 2001 (the "Agreement and Plan Merger") by and among American General Corporation ("AGC"), which was the Company's then-ultimate controlling entity, AIG and Washington Acquisition Corporation ("WAC"), which is a Texas corporation and a wholly owned subsidiary of AIG, WAC was merged with and into AGC, with AGC being the surviving corporation (the "Merger"). As a result of the Merger, AIG became the ultimate parent of the Company. The Texas Department of Insurance approved the Merger on August 28, 2001.

The Company offers a complete portfolio of the standard forms of universal life, variable universal life, interest-sensitive whole life, term life, structured settlements, and fixed and variable annuities throughout the United States. The Company serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. AGNY offers a broad array of traditional and interest-sensitive insurance, in addition to individual annuity products. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States.

1. ACCOUNTING POLICIES

1.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.1 PREPARATION OF FINANCIAL STATEMENTS (CONTINUED)

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

Certain prior year amounts have been reclassified to conform with the current year presentation.

1.2 STATUTORY ACCOUNTING

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory equity at December 31, 2001. Statutory net income and capital and surplus of the Company is as follows:

                                             YEAR ENDED DECEMBER 31
                                       2001           2000           1999
                                   -----------------------------------------
                                                (In Thousands)

Statutory net income (unaudited)    $  218,312     $  360,578     $  350,294
Statutory capital and surplus
 (unaudited)                        $1,909,729     $1,908,887     $1,753,570

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally furniture and equipment, agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.2 STATUTORY ACCOUNTING (CONTINUED)

companies to establish an AVR and an IMR. The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

CODIFICATION

The Company has performed a review of the revised Accounting Practices and Procedures Manual ("Codification") effective January 1, 2001 and determined that the effect of these changes did not result in a significant reduction in the Company's statutory-basis capital and surplus as of adoption.

1.3 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts. At December 31, 2001 and 2000, insurance investment contracts of $29.6 billion and $25.3 billion, respectively, were included in the Company's liabilities.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.4 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Substantially all fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2001 and 2000. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the adjustment, net of deferred taxes, is recorded in accumulated other comprehensive income (loss), within shareholders' equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security's amortized cost is reduced to its fair value, and the reduction is recorded as a realized loss.

At various times, the Company holds trading securities and reports them at fair value. The Company's trading security portfolio was immaterial at year-end 2001 and 2000. Realized and unrealized gains (losses) related to trading securities are included in net investment income; however, trading securities did not have a material effect on net investment income in 2001, 2000, and 1999.

Equity partnerships, which are reported in equity securities, are accounted for under the equity method of accounting. For those partnerships that report changes in the fair value of underlying equity investments in earnings, the Company records its proportionate interest in investment gains (losses).

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is primarily based on a loan-specific review.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.4 INVESTMENTS (CONTINUED)

POLICY LOANS

Policy loans are reported at unpaid principal balance.

REAL ESTATE

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

DOLLAR ROLL AGREEMENTS

Dollar rolls are agreements to sell mortgage-backed securities and to repurchase substantially the same securities at a specified price and date in the future. The Company accounts for dollar rolls as short-term collateralized financings and includes the repurchase obligation in other liabilities. There were no dollar rolls outstanding at December 31, 2001 and 2000.

INVESTMENT INCOME

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

REALIZED INVESTMENT GAINS

Realized investment gains (losses) are recognized using the specific-identification method and reported in net realized investment gains (losses).

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.5 SEPARATE ACCOUNTS

Separate Accounts are assets and liabilities associated with certain contracts, principally annuities, for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

1.6 DEFERRED POLICY ACQUISITION COSTS ("DPAC") AND COST OF INSURANCE PURCHASED ("CIP")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

CIP represents the cost assigned to insurance contracts in force that are acquired through the purchase of a block of business. At December 31, 2001 and 2000, CIP of $11 million and $16 million, respectively, was reported within other assets.

DPAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DPAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC or CIP amortization. DPAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves and on the unamortized balance of CIP at rates of 5.08% to 5.15%.

DPAC and CIP are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.6 DEFERRED POLICY ACQUISITION COSTS ("DPAC") AND COST OF INSURANCE PURCHASED ("CIP") (CONTINUED)

The Company reviews the carrying amounts of DPAC and CIP on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

1.7 OTHER ASSETS

Goodwill is charged to expense in equal amounts, generally over 40 years. The Company reviews goodwill for indicators of impairment in value which it believes are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the Company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If facts and circumstances suggest that a subsidiary's goodwill is impaired, the Company assesses the fair value of the underlying business based on an independent appraisal and reduces goodwill to an amount that results in the book value of the subsidiary approximating fair value. (See Footnote 1.13 Accounting Changes for treatment beginning next year.)

1.8 POLICY AND CONTRACT CLAIMS RESERVES

Substantially all of the Company's insurance and annuity liabilities relate to long duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.00% to 13.50% at December 31, 2001.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.9 PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in a constant relationship to insurance in force. For all other contracts, premiums are recognized when due.

1.10 REINSURANCE

The Company limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability as the Company remains primarily liable to the policyholder.

A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Reinsurance recoveries on ceded reinsurance contracts were $101 million, $65 million, and $71 million, during 2001, 2000, and 1999, respectively. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Benefits paid and future policy benefits related to ceded insurance contracts are recorded as reinsurance receivables, and are included in accounts receivable.

1.11 PARTICIPATING POLICY CONTRACTS

Participating life insurance accounted for approximately 1% of life insurance in force at December 31, 2001 and 2000.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.11 PARTICIPATING POLICY CONTRACTS (CONTINUED)

The portion of earnings allocated to participating policyholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3.6 million, $4.4 million, and $4.6 million in 2001, 2000, and 1999, respectively.

1.12 INCOME TAXES

The Company's parent, AGC, was acquired by AIG on August 29, 2001. The Company will join in the filing of a consolidated federal income tax return with AGC for the period January 1, 2001 to August 29, 2001. For the period August 30, 2001 to December 31, 2001, the Company will join in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC and AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. AGC agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and investment, research and foreign tax credits which are not useable by the subsidiary but which are used by other members of the consolidated group. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which the losses are used.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided; if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. Changes related to fluctuations in the fair value of available-for-sale securities are included in the consolidated statements of comprehensive income and accumulated other comprehensive income in shareholder's equity.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.13 ACCOUNTING CHANGES

SFAS 133

On January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") 133, Accounting for Derivative Instruments and Hedging Activities, which requires all derivative instruments to be recognized at fair value in the balance sheet. Changes in the fair value of a derivative instrument will be reported in net income or other comprehensive income, depending upon the intended use of the derivative instrument.

Adoption of SFAS 133 did not materially impact the Company's results of operations and financial position in current periods and it is not expected to materially impact future periods. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting and any ineffectiveness resulting from hedging activities have been recorded in investment gains (losses).

In January 2001, the Emerging Issues Task Force ("EITF") of the FASB issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement changed the accounting requirements for interests in many asset-backed securities and residential mortgage backed securities. EITF 99-20 requires that interest income on securities within its scope be recognized prospectively, with changes in expected future cash flows reflected in reported yields going forward. In addition, if cash flows are expected to decrease, EITF 99-20 may require investors to recognize impairment losses. In accordance with the transition provisions of EITF 99-20, the Company recorded a loss of $22.4 million, net of tax, at June 30, 2001 which is being recognized and reported in the consolidated statements of income and comprehensive income as a cumulative effect of accounting change.

In June 2001, the FASB issued Statement of Financial Accounting Standards 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its consolidated income statement. SFAS 142 is effective for the year commencing January 1, 2002. In addition, SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.13 ACCOUNTING CHANGES (CONTINUED)

more frequently if circumstances indicate that a possible impairment has occurred. As of December 31, 2001, the Company recorded $27 million of goodwill in Other Assets on its consolidated balance sheet. The Company has evaluated the impact of the impairment provisions of SFAS 142, and has determined that the impact on its consolidated results of operations and financial position will not be significant.

2. INVESTMENTS

2.1 INVESTMENT INCOME

Investment income by type of investment was as follows for the year ended:

                                         2001            2000           1999
                                     ------------------------------------------
                                                  (In Thousands)
Investment income:
 Fixed maturities                     $2,101,393      $2,050,503     $2,118,794
 Equity securities                         4,000          22,996         17,227
 Mortgage loans on real estate           175,016         159,414        134,878
 Investment real estate                   16,491          22,749         20,553
 Policy loans                             74,619          71,927         69,684
 Other long-term investments              (2,875)         13,062          7,539
 Short-term investments                   64,420          66,296         24,874
 Investment income from affiliates         7,490          10,733          8,695
                                     ------------------------------------------
Gross investment income                2,440,554       2,417,680      2,402,244
Investment expenses                       46,776          54,986         54,048
                                     ------------------------------------------
Net investment income                 $2,393,778      $2,362,694     $2,348,196
                                     ==========================================

The carrying value of investments that produced no investment income during 2001 was less than 0.9% of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

Derivative financial instruments did not have a material effect on net investment income in 2001, 2000, or 1999.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.2 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows for the year ended:

                                         2001            2000            1999
                                    ------------------------------------------
                                                   (In Thousands)
Fixed maturities:
 Gross gains                         $ 303,468       $  62,856       $ 118,427
 Gross losses                         (295,380)       (174,057)       (102,299)
                                    ------------------------------------------
Total fixed maturities                   8,088        (111,201)         16,128
Equity securities                       (4,538)              -             793
Unhedged derivatives                    (2,250)              -               -
Other investments                      (66,968)         13,092         (11,570)
                                    ------------------------------------------
Net realized investment (losses)
 gains before tax                      (65,668)        (98,109)          5,351
Income tax (benefit) expense           (22,030)        (34,338)          1,874
                                    ------------------------------------------
Net realized investment (losses)
 gains after tax                     $ (43,638)      $ (63,771)      $   3,477
                                    ==========================================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2001 and 2000 were as follows:

                                                  GROSS           GROSS
                                 AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                   COST            GAIN           LOSS           VALUE
                               -------------------------------------------------------
                                                     (In Thousands)
December 31, 2001
Fixed maturity securities:
Corporate securities:
   Investment-grade              $13,900,833       $573,231      $(247,059)    $14,227,005
   Below investment-grade          1,814,978         32,155       (219,750)      1,627,383
 Mortgage-backed securities*       7,041,992        142,028        (71,273)      7,112,747
 U.S. government obligations         522,593         14,546        (10,389)        526,750
 Foreign governments                 194,027          9,468         (1,476)        202,019
 State and political
  subdivisions                     4,838,258         95,224        (47,167)      4,886,315
 Redeemable preferred stocks           7,057              -            (57)          7,000
                                 ---------------------------------------------------------
Total fixed maturity
 securities                      $28,319,738       $866,652      $(597,171)    $28,589,219
                                 =========================================================
Equity securities                $   202,556       $    220      $ (26,605)    $   176,171
                                 =========================================================
Investment in Parent Company     $     8,597       $ 55,729      $       -     $    64,326
                                 =========================================================

* Primarily include pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                  GROSS           GROSS
                                 AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                   COST            GAIN           LOSS            VALUE
                              ---------------------------------------------------------------
                                                      (In Thousands)
December 31, 2000
Fixed maturity securities:
Corporate securities:
   Investment-grade              $18,495,450       $420,049      $(420,341)     $18,495,158
   Below investment-grade          1,662,879         14,888       (287,880)       1,389,887
 Mortgage-backed securities*       6,340,762        145,597         (5,907)       6,480,452
 U.S. government obligations         215,220         22,526            (21)         237,725
 Foreign governments                 209,305          7,402         (1,655)         215,052
 State and political
  subdivisions                       168,302          2,940         (4,821)         166,421
 Redeemable preferred stocks           7,060              -            (60)           7,000
                                 ----------------------------------------------------------
Total fixed maturity
 securities                      $27,098,978       $613,402      $(720,685)     $26,991,695
                                 ==========================================================
Equity securities                $   233,278       $ 10,146      $ (10,197)     $   233,227
                                 ==========================================================
Investment in Parent Company     $     8,597       $ 48,422      $       -      $    57,019
                                 ==========================================================

* Primarily include pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholders' equity at December 31 were as follows:

                                                2001            2000            1999
                                           -----------------------------------------
                                                       (In Thousands)
Gross unrealized gains                     $ 922,601       $ 671,970       $ 296,288
Gross unrealized losses                     (623,776)       (730,882)       (909,135)
DPAC and other fair value adjustments        (96,749)         23,119         200,353
Deferred federal income (taxes)
 benefit                                     (72,615)          4,330          55,631
Other                                             (1)             (3)             (2)
                                           -----------------------------------------
Net unrealized gains (losses) on
 securities                                $ 129,460       $ (31,466)      $(356,865)
                                           =========================================

The contractual maturities of fixed maturity securities at December 31, 2001 were as follows:


                                      2001                           2000
                        -------------------------------------------------------------
                            AMORTIZED        MARKET        AMORTIZED        MARKET
                               COST          VALUE           COST           VALUE
                        -------------------------------------------------------------
                                 (In Thousands)                 (In Thousands)
Fixed maturity securities,
 excluding mortgage-backed
 securities:
   Due in one year or
    less                    $ 1,224,135    $ 1,248,865     $   832,001    $   833,695
   Due after one year
    through five years        4,314,919      4,466,280       5,539,620      5,562,918
   Due after five years
    through ten years         8,003,153      8,086,515       7,492,395      7,433,403
   Due after ten years        7,735,539      7,674,812       6,894,200      6,681,227
Mortgage-backed
 securities                   7,041,992      7,112,747       6,340,762      6,480,452
                            ---------------------------------------------------------
Total fixed maturity
 securities                 $28,319,738    $28,589,219     $27,098,978    $26,991,695
                            =========================================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $31.2 billion, $12.3 billion, and $12.3 billion, and $12.3 billion during 2001, 2000, and 1999, respectively.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 2001 and 2000:

                              OUTSTANDING     PERCENT OF         PERCENT
                                AMOUNT           TOTAL        NONPERFORMING
                            ------------------------------------------------
                             (In Millions)
December 31, 2001
Geographic distribution:
 South Atlantic                  $  493            22.5%           0.0%
 Pacific                            360            16.3            9.1
 Mid-Atlantic                       407            18.5            0.0
 East North Central                 320            14.5            0.0
 Mountain                            86             3.9            0.0
 West South Central                 170             7.7            0.0
 East South Central                 210             9.5            0.0
 West North Central                  87             4.0            0.0
 New England                         77             3.5            0.0
Allowance for losses                 (8)           (0.4)           0.0
                                 ----------------------
Total                            $2,202           100.0%           1.3%
                                 ======================
Property type:
 Office                          $1,034            47.0%           3.5%
 Retail                             585            26.5            0.0
 Industrial                         268            12.2            0.0
 Apartments                         205             9.3            0.0
 Hotel/motel                         81             3.7            0.0
 Other                               37             1.7            0.0
Allowance for losses                 (8)           (0.4)           0.0
                                 ----------------------
Total                            $2,202           100.0%           1.3%
                                 ======================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE (CONTINUED)

                            OUTSTANDING     PERCENT OF         PERCENT
                              AMOUNT           TOTAL        NONPERFORMING
                            ----------------------------------------------
                           (In Millions)

December 31, 2000
Geographic distribution:
 South Atlantic                $  461            22.0%           0.0%
 Pacific                          374            17.9            7.6
 Mid-Atlantic                     200             9.6            0.0
 East North Central               158             7.6            0.0
 Mountain                         290            13.9            0.0
 West South Central               374            18.0            0.0
 East South Central                89             4.3            0.0
 West North Central                68             3.3            0.0
 New England                       79             3.8            0.0
Allowance for losses               (9)           (0.4)           0.0
                            -------------------------
Total                          $2,084           100.0%           1.4%
                            =========================
Property type:
 Office                        $  596            28.5%           0.0%
 Retail                           900            43.2            3.2
 Industrial                       300            14.4            0.0
 Apartments                       181             8.7            0.0
 Hotel/motel                       77             3.7            0.0
 Other                             39             1.9            0.0
Allowance for losses               (9)           (0.4)           0.0
                            -------------------------
Total                          $2,084           100.0%           1.4%
                            =========================

Impaired mortgage loans on real estate and related interest income is not material.

                    American General Life Insurance Company

3. DEFERRED POLICY ACQUISITIONS COSTS

The balance of DPAC at December 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:

                                       2001            2000            1999
                                   ------------------------------------------
                                                 (In Thousands)

Balance at January 1               $2,090,810      $1,956,653      $1,087,718
 Capitalization                       296,014         299,306         307,854
 Accretion of interest                148,969         124,927         116,711
 Amortization                        (338,600)       (148,370)       (217,777)
 Effect of net realized and
  unrealized (losses) gains on
  securities                         (154,505)       (141,706)        662,147
                                   ------------------------------------------
Balance at December 31             $2,042,688      $2,090,810      $1,956,653
                                   ==========================================

4. OTHER ASSETS

Other assets consisted of the following:

                                                 DECEMBER 31
                                             2001           2000
                                          -----------------------
                                               (In Thousands)

Goodwill                                  $ 26,828       $ 27,069
Cost of insurance purchased ("CIP")         10,598         15,598
Computer software                           70,992         73,215
Other                                      118,548        112,803
                                          -----------------------
Total other assets                        $226,966       $228,685
                                          =======================

                    American General Life Insurance Company

4. OTHER ASSETS (CONTINUED)

A rollforward of CIP for the year ended December 31, 2001, was as follows:

                                         2001            2000
                                       ------------------------
                                            (In Thousands)

Balance at January 1                    $15,598         $19,014
Accretion of interest at 5.02%            1,000             788
Amortization                             (6,000)         (3,432)
Other changes                                 -            (772)
                                       ------------------------
Balance at December 31                  $10,598         $15,598
                                       ========================

5. FEDERAL INCOME TAXES

5.1 TAX LIABILITIES

Income tax liabilities were as follows:

                                                      DECEMBER 31
                                                  2001           2000
                                                -----------------------
                                                      (In Thousands)

Current tax (receivable) payable                $ 47,772       $  9,260
Deferred tax liabilities, applicable to:
 Net income                                      450,050        463,117
 Net unrealized investment gains                  60,901         (6,063)
                                                -----------------------
Total deferred tax liabilities                   510,951        457,054
                                                -----------------------
Total current and deferred tax liabilities      $558,723       $466,314
                                                =======================

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.1 TAX LIABILITIES (CONTINUED)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                    2001            2000
                                                 -------------------------
                                                       (In Thousands)
Deferred tax liabilities applicable to:
 Deferred policy acquisition costs               $ 621,014       $ 624,393
 Basis differential of investments                  49,434          55,603
 Net unrealized gains on debt and equity
  securities available for sale                     60,901               -
 Other                                             133,743         143,307
                                                 -------------------------
Total deferred tax liabilities                     865,092         823,303

Deferred tax assets applicable to:
 Policy reserves                                  (261,146)       (246,128)
 Net unrealized gains on debt and equity
  securities available for sale                          -         (39,360)
 Other                                             (93,995)        (89,761)
                                                 -------------------------
Total deferred tax assets before valuation
 allowance                                        (355,141)       (375,249)
Valuation allowance                                  1,000           9,000
                                                 -------------------------
Total deferred tax assets, net of valuation
 allowance                                        (354,141)       (366,249)
                                                 -------------------------
Net deferred tax liabilities                     $ 510,951       $ 457,054
                                                 =========================

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus." At December 31, 2001, the Company had approximately $88.2 million of policyholders' surplus on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized in relation to the policyholders' surplus account. If the entire balance of the policyholders' surplus became taxable at the current federal income tax rates, the tax would be approximately $30.9 million.

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.2 TAX EXPENSE

Components of income tax expense (benefit) for the years were as follows:

                                        2001            2000            1999
                                     ----------------------------------------
                                                  (In Thousands)

Current expense                      $203,313        $174,263        $176,725
Deferred expense (benefit):
 Deferred policy acquisition cost      35,727          82,739          65,377
 Policy reserves                       18,259          12,738         (22,654)
 Basis differential of investments      7,964          14,627          (4,729)
 Litigation settlement                  3,524           2,764          22,641
 Internally developed software         16,198           3,702          18,654
 Basis differential of securities     (70,624)        (11,373)        (14,358)
 Restructure charges                  (17,799)              -               -
 Other, net                            (5,581)        (18,600)         21,540
                                     ----------------------------------------
Total deferred expense (benefit)      (12,332)         86,597          86,471
                                     ----------------------------------------
Income tax expense                   $190,981        $260,860        $263,196
                                     ========================================

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                          2001          2000          1999
                                        ------------------------------------
                                                   (In Thousands)

Income tax at statutory percentage of
  GAAP pretax income                    $222,797      $279,241      $266,386
Tax-exempt investment income             (31,812)      (16,654)      (16,423)
Goodwill                                     397           669           853
Other                                       (401)       (2,396)       12,380
                                        ------------------------------------
Income tax expense                      $190,981      $260,860      $263,196
                                        ====================================

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.3 TAXES PAID

Income taxes paid amounted to approximately $131 million, $182 million, and $126 million in 2001, 2000, and 1999, respectively.

5.4 TAX RETURN EXAMINATIONS

The Internal Revenue Service (IRS) is currently examining the Parent Company's tax return for the tax years 1993 to 1999.

Although the final outcome of any issues raised in examination is uncertain, the Parent Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements.

The Company's ultimate parent, American General Corporation, was acquired by American International Group, Inc. (AIG) on August 29, 2001. The Company will join in the filing of a consolidated federal income tax return with American General Corporation for the period January 1, 2001 to August 29, 2001. The Company has a written agreement with American General Corporation under which each subsidiary agrees to pay American General Corporation an amount equal to consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. American General Corporation agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and investment, research and foreign tax credits which are not useable by the subsidiary but which are used by other members of the consolidated group.

For the period August 30, 2001 to December 31, 2001, the Company will join in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life Insurance Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which the losses are used.

                    American General Life Insurance Company

6. TRANSACTIONS WITH AFFILIATES

Indebtedness from affiliates were as follows:

                                    DECEMBER 31, 2001             DECEMBER 31, 2000
                            ------------------------------------------------------------
                                PAR VALUE      BOOK VALUE     PAR VALUE      BOOK VALUE
                            ------------------------------------------------------------
                                                  (In Thousands)
American General
 Corporation, 9 3/8%, due
 2008                            $  4,725       $  3,575        $ 4,725        $ 3,486
American General
 Corporation, Promissory
 notes, 5 1/2% due 2004             7,339          7,339          9,786          9,786
American General
 Corporation, Senior
 Promissory notes, 2 16/25%
 due 2006                         165,000        165,000              -              -
American General
 Corporation, Restricted
 Subordinated Note, 13 1/2%,
 due 2002                          25,321         25,321         25,321         25,321
                                 -----------------------------------------------------
Total notes receivable
 from affiliates                  202,385        201,235         39,832         38,593
Accounts receivable from
 affiliates                             -         11,780              -         39,632
                                 -----------------------------------------------------
Indebtedness from
 affiliates                      $202,385       $213,015        $39,832        $78,225
                                 =====================================================

Various American General companies provide services to the Company, principally mortgage servicing and investment management services, provided by American General Investment Management Corporation on a fee basis. The Company paid approximately $111,463,000, $85,002,378, and $55,318,000, for such services in
2001, 2000, and 1999, respectively. Accounts payable for such services at December 31, 2001 and 2000 were not material. The Company rents facilities and provides services on an allocated cost basis to various American General companies. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, American General Life Companies ("AGLC"). AGLC provides shared services, including technology, to a number of American General Corporation's life insurance subsidiaries. The Company received approximately $225,712,000, $171,650,000, and $138,885,000, for such services and rent in 2001, 2000, and
1999, respectively. Accounts receivable for rent and services at December 31, 2001 and 2000 were not material.

                    American General Life Insurance Company

6. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The holder of this stock, The Franklin Life Insurance Company ("Franklin"), an affiliated company, is entitled to one vote per share, voting together with the holders of common stock.

7. BENEFIT PLANS

7.1 PENSION PLANS

The Company has non-contributory defined benefit pension plans covering most employees. Pension benefits are based on the participant's compensation and length of credited service.

Equity and fixed maturity securities were 70% and 30%, respectively, of the plans' assets at the plans' most recent balance sheet dates. Additionally, 0.2% of plan assets were invested in general investment accounts of the Parent Company's subsidiaries through deposit administration insurance contracts.

The benefit plans have purchased annuity contracts from American General Corporation's subsidiaries to provide benefits for certain retirees. These contracts are expected to provide future annual benefits to certain retirees of American General Corporation and its subsidiaries of approximately $56 million.

                    American General Life Insurance Company

7. BENEFIT PLANS (CONTINUED)

7.1 PENSION PLANS (CONTINUED)

The components of pension (income) expense and underlying assumptions were as follows:

                                           2001           2000         1999
                                       --------------------------------------
                                                    (In Thousands)

Service cost                           $  4,909       $  4,605       $  3,575
Interest cost                            11,150          9,818          7,440
Expected return on plan assets          (18,858)       (17,815)       (12,670)
Amortization                               (405)          (918)          (820)
Recognized net actuarial gain               (70)          (868)             -
Gain due to settlement or curtailment     1,330              -              -
Additional change due to contractual
 termination                                292              -              -
                                       --------------------------------------
Pension (income)                       $ (1,652)      $ (5,178)      $ (2,475)
                                       ======================================
Discount rate on benefit obligation        7.25%          8.00%          7.75%
Rate of increase in compensation
 levels                                    4.25%          4.50%          4.25%
Expected long-term rate of return on
 plan assets                              10.35%         10.35%         10.35%

                    American General Life Insurance Company

7. BENEFIT PLANS (CONTINUED)

7.1 PENSION PLANS (CONTINUED)

The Company's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes. The funded status of the plans and the prepaid pension expense included in other assets at December 31 were as follows:

                                                    2001           2000
                                                 -----------------------
                                                      (In Thousands)

Projected benefit obligation ("PBO")             $162,880       $130,175
Plan assets at fair value                         168,641        187,266
                                                 -----------------------
Plan assets at fair value in excess of PBO          5,761         57,091
Other unrecognized items, net                      23,427        (32,730)
                                                 -----------------------
Prepaid pension expense                          $ 29,188       $ 24,361
                                                 =======================

The change in PBO was as follows:

                                                   2001            2000
                                                 ------------------------
                                                      (In Thousands)

PBO at January 1                                 $130,175        $100,600
Service and interest costs                         16,058          14,423
Benefits paid                                      (6,927)         (5,394)
Actuarial loss                                     22,267           1,668
Amendments, transfers, and acquisitions             1,470          18,878
(Loss) due to settlement or curtailment              (163)              -
                                                 ------------------------
PBO at December 31                               $162,880        $130,175
                                                 ========================

                    American General Life Insurance Company

7. BENEFIT PLANS (CONTINUED)

7.1 PENSION PLANS (CONTINUED)

The change in the fair value of plan assets was as follows:

                                                    2001            2000
                                                 -------------------------
                                                        (In Thousands)

Fair value of plan assets at January 1            $187,266        $145,863
Actual return on plan assets                       (19,825)          9,249
Benefits paid                                       (5,589)         (5,344)
Acquisitions and other                               6,789          37,498
                                                 -------------------------
Fair value of plan assets at December 31          $168,641        $187,266
                                                 =========================

7.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company has life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

The life plans are insured through December 31, 2001. A portion of the retiree medical and dental plans is funded through a voluntary employees' beneficiary association ("VEBA"); the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

Postretirement benefit income (expense) in 2001, 2000, and 1999 was $(107,000), $35,000, and $254,000, respectively. The accrued liability for postretirement benefits was $20.0 million and $20.5 million at December 31, 2001 and 2000, respectively. These liabilities were discounted at the same rates used for the pension plans.

                    American General Life Insurance Company

8. DERIVATIVE FINANCIAL INSTRUMENTS

8.1 USE OF DERIVATIVE FINANCIAL INSTRUMENTS

The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and options to enter into interest rate swap agreements (call and put swaptions). The Company is neither a dealer nor a trader in derivative financial instruments.

Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For both cash flow hedges and foreign currency hedges, to the extent the hedge is effective, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of other comprehensive income or shareholder's equity. Any ineffective portion of both cash flow hedges and foreign currency hedges are reported in net realized investment gains (losses).

8.2 INTEREST RATE AND CURRENCY SWAP AGREEMENTS

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases.

Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases.

The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

The fair values of swap agreements are recognized in the consolidated balance sheets if the hedge investments are carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in other accumulated comprehensive income in shareholders' equity, consistent with the treatment of the related investment security.

                    American General Life Insurance Company

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

8.2 INTEREST RATE AND CURRENCY SWAP AGREEMENTS (CONTINUED)

For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                        2001            2000
                                                 ----------------------------
                                                      (Dollars in Millions)
Interest rate swap agreements to receive fixed
 rate:
 Notional amount                                       $  160           $ 160
 Average receive rate                                    6.74%           6.74%
 Average pay rate                                        2.07%           6.94%
Currency swap agreements (receive U.S.
 dollars/pay Canadian dollars):
   Notional amount (in U.S. dollars)                   $   74           $  74
   Average exchange rate                                 1.43            1.43
Currency swap agreements (receive U.S.
 dollars/pay Australian dollars):
   Notional amount (in U.S. dollars)                   $   23           $  23
   Average exchange rate                                 1.85            1.85
Currency swap agreements (receive U.S.
 dollars/pay Japanese Yen):
   Notional amount (in U.S. dollars)                   $   12           $   -
   Average exchange rate                                44.60               -

                    American General Life Insurance Company

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

8.3 SWAPTIONS

Options to enter into interest rate swap agreements are used to limit the Company's exposure to reduced spreads between investment yields and interest crediting rates should interest rates decline significantly over prolonged periods. During such periods, the spread between investment yields and interest crediting rates may be reduced as a result of certain limitations on the Company's ability to manage interest crediting rates. Call swaptions allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively increasing the spread between investment yields and interest crediting rates.

During prolonged periods of increasing interest rates, the spread between investment yields and interest crediting rates may be reduced if the Company decides to increase interest crediting rates to limit surrenders. Put swaptions, which allow the Company to enter into interest rate swap agreements to pay fixed rates and receive higher floating rates, effectively maintain the spread between investment yields and interest crediting rates during such periods.

Premiums paid to purchase swaptions are included in investments and are amortized to net investment income over the exercise period of the swaptions. If a swaption is terminated, any gain is deferred and amortized to insurance and annuity benefits over the expected life of the insurance and annuity contracts and any unamortized premium is charged to income. If a swaption ceases to be an effective hedge, any related gain or loss is recognized in income.

Swaptions at December 31 were as follows:

                                                   2001            2000
                                            ----------------------------
                                                 (Dollars in Millions)
Call swaptions:
 Notional amount                                   $ 376           $ 723
 Average strike rate                                5.25%           5.00%

Put swaptions:
 Notional amount                                   $ 684           $ 790
 Average strike rate                                8.25%           8.70%

                    American General Life Insurance Company

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

8.4 CREDIT AND MARKET RISK


Derivative financial instruments expose the Company to credit risk in the event of non-performance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material impact on the Company's consolidated results of operations or financial position.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.

                    American General Life Insurance Company

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding evaluation of related policyholders liabilities can be misinterpreted.

                                   2001                           2000
                           FAIR          CARRYING         FAIR        CARRYING
                           VALUE          AMOUNT          VALUE        AMOUNT
                        ------------------------------------------------------
                                            (In Millions)
ASSETS
Fixed maturity and
 equity securities          $28,765       $28,765        $27,406       $27,406
Mortgage loans on real
 estate                       2,288         2,202          2,090         2,084
Policy loans                  1,521         1,291          1,357         1,297
Short-term investments          488           488            140           140
Investment in Parent Co.         64            64             57            57
Indebtedness from
 affiliates                     213           213             78            78
Assets held in separate
 accounts                    20,279        20,279         22,226        22,226

LIABILITIES
Insurance investment
 contracts                   29,582        29,593         25,038        25,328
Liabilities related to
 separate accounting         20,279        20,279         22,226        22,226

The following methods and assumptions were used to estimate the fair value of financial instruments:

     FIXED MATURITY AND EQUITY SECURITIES

     Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

                    American General Life Insurance Company

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE

     Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS

     Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

     INVESTMENT IN PARENT COMPANY

     The fair value of the investment in Parent Company is based on quoted market prices of AIG common stock.

     ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS

     The fair value of Separate Account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds.

     DERIVATIVE FINANCIAL INSTRUMENTS

     If the Company elected to terminate the interest rate swaps, they would have paid $-0- million and $-0- million at December 31, 2001 and 2000, respectively, and received $26.5 million and $11.4 million at December 31, 2001 and 2000. These fair values were estimated using cash flows discounted at current market rates.

     INSURANCE INVESTMENT CONTRACTS

     Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

                    American General Life Insurance Company

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     INDEBTEDNESS FROM AFFILIATES

     Indebtedness from affiliates is composed of accounts receivable and notes receivable from affiliates. Due to the short-term nature of accounts receivable, fair value is assumed to equal carrying value. The fair value of notes receivable was estimated using discounted cash flows based on contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges.

10. DIVIDENDS PAID

American General Life Insurance Company paid $261 million, $251 million, and $187 million in dividends on common stock to AGC Life Insurance Company in 2001, 2000, and 1999, respectively. The Company also paid $680 thousand in dividends on preferred stock to an affiliate, The Franklin Life Insurance Company, in 2001, 2000, and 1999.

11. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2001, approximately $3.5 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $2.5 billion of consolidated shareholders' equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10% of policyholders' surplus or the previous year's statutory net gain from operations.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

                    American General Life Insurance Company

11. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES (CONTINUED)

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. On December 16, 1998, American General Corporation announced that certain of its life insurance subsidiaries had entered into agreements to resolve all pending market conduct class action lawsuits.

In conjunction with the proposed settlements, the Company recorded a charge of $97.1 million ($63.1 million after-tax) in the fourth quarter of 1998. The charge covered the cost of policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs.

On December 31, 1999, the Company entered into an agreement with the Parent Company whereby the Company assigned, and the Parent Company assumed, $80.1 million of the liabilities of the Company related to the proposed resolution. The liabilities of American General Life Insurance Company of New York, which totaled $17.0 million, were not assumed by the Parent Company. As consideration for the assumption of the liabilities, the Company paid the Parent Company an amount equal to the liabilities recorded with respect to the proposed resolution of the litigation. As of December 31, 2001, the Company has a remaining market conduct litigation liability of $3.3 million recorded.

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

                    American General Life Insurance Company

11. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES (CONTINUED)

Insurance companies that are under regulatory supervision result in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2001 and 2000, the Company has accrued $4.2 million and $3.8 million, respectively, for guaranty fund assessments, net of $-0- million and $-0- million, respectively, of premium tax deductions. The Company has recorded receivables of $1.9 million and $5.9 million at December 31, 2001 and 2000, respectively, for expected recoveries against the payment of future premium taxes. Expenses incurred for guaranty fund assessments were $0.6 million, $6.2 million, and $2.1 million, in 2001, 2000, and 1999, respectively.

The Company had $148,432,178 of unfunded commitments for its investments in limited partnerships at December 31, 2001.

                    American General Life Insurance Company

12. REINSURANCE

Reinsurance transactions for the years ended December 31, 2001, 2000, and 1999 were as follows:

                                                                                        PERCENTAGE
                                          CEDED TO        ASSUMED                        OF AMOUNT
                                            OTHER        FROM OTHER                     ASSUMED TO
                        GROSS AMOUNT      COMPANIES      COMPANIES      NET AMOUNT          NET
                     ------------------------------------------------------------------------------
                                               (In Thousands)
December 31, 2001
Life insurance in
 force                    $57,955,308     $27,383,136     $1,476,006     $32,048,178           4.61%
                          ==========================================================
Premiums:
 Life insurance and
  annuities                   347,394         136,077          5,899         217,216           2.72%
 Accident and health
  insurance                       784              71              -             713           0.00%
                          ----------------------------------------------------------
Total premiums            $   348,178     $   136,148     $    5,899     $   217,929           2.71%
                          ==========================================================
December 31, 2000
Life insurance in
 force                    $53,258,777     $21,254,765     $  401,854     $32,405,866          1.24 %
                          ==========================================================
Premiums:
 Life insurance and
  annuities                   138,418          77,566            810          61,662           1.31%
 Accident and health
  insurance                       877             127              -             750           0.00%
                          ----------------------------------------------------------
Total premiums            $   139,295     $    77,693     $      810     $    62,412           1.30%
                          ==========================================================
December 31, 1999
Life insurance in
 force                    $50,060,334     $17,056,734     $  524,062     $33,527,662           1.56%
                          ==========================================================
Premiums:
 Life insurance and
  annuities               $   101,900     $    49,530     $      252     $    52,622           0.48%
 Accident and health
  insurance                       977              84              -             893           0.00%
                          ----------------------------------------------------------
Total premiums            $   102,877     $    49,614     $      252     $    53,515           0.47%
                          ==========================================================

Reinsurance recoverable on paid losses was approximately $14.6 million, $12.2 million, and $8.0 million, at December 31, 2001, 2000, and 1999, respectively. Reinsurance recoverable on unpaid losses was approximately $11.4 million, $3.2 million, and $10.5 million, at December 31, 2001, 2000, and 1999, respectively.

                    American General Life Insurance Company

13. DIVISION OPERATIONS

13.1 NATURE OF OPERATIONS

The Company manages its business operation through two divisions, which are based on products and services offered.

RETIREMENT SERVICES

The Retirement Services Division provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and other not-for-profit organizations marketed nationwide through exclusive sales representatives.

LIFE INSURANCE

The Life Insurance division provides traditional, interest-sensitive, and variable life insurance and annuities to a broad spectrum of customers through multiple distribution channels focused on specific market segments.

                    American General Life Insurance Company

13. DIVISION OPERATIONS

13.2 DIVISION RESULTS

Results of each division exclude goodwill amortization, net realized investment gains, and non-recurring items.

Division earnings information was as follows:

                           REVENUES                INCOME BEFORE TAXES              EARNINGS
              -------------------------------------------------------------------------------------
                    2001       2000       1999    2001     2000     1999     2001     2000     1999
              -------------------------------------------------------------------------------------
                                                   (In Millions)
Retirement
 Services         $2,107     $2,215     $2,088   $ 562    $ 702    $ 567    $ 385    $ 463    $ 374
Life Insurance     1,104        942        883     176      199      191      106      143      123
                  ---------------------------------------------------------------------------------
Total
 divisions         3,211      3,157      2,971     738      901      758      491      606      497
Goodwill
 amortization          -          -          -      (1)      (1)      (2)      (1)      (1)      (2)
RG (L)               (66)       (98)         5     (66)     (98)       5      (44)     (64)       3
Nonrecurring
 items                 -          -          -     (34)       -        -      (22)       -        -
                  ---------------------------------------------------------------------------------
Total
 consolidated     $3,145     $3,059     $2,976   $ 637    $ 802    $ 761    $ 424    $ 541    $ 498
                  =================================================================================

Division balance sheet information was as follows:

                                     ASSETS                    LIABILITIES
                               ------------------------------------------------
                                                 December 31
                               ------------------------------------------------
                                  2001         2000          2001         2000
                               ------------------------------------------------
                                                 (In Millions)

Retirement Services             $45,688      $46,356       $43,028      $43,970
Life Insurance                   11,410       10,685        10,242        9,610
                               ------------------------------------------------
Total consolidated              $57,098      $57,041       $53,270      $53,580
                               ================================================

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                                                                                  Page
                                                                                Number(s)
                                                                                ---------
         Report of Independent Auditors                                              1

         Consolidated Balance Sheets - December 31, 2001 and 2000                 2 to 3

         Consolidated Statements of Income and Comprehensive Income
         (Loss)- Years Ended December 31, 2001, 2000 and 1999                     4 to 5

         Consolidated Statements of Cash Flows - Years Ended
         December 31, 2001, 2000 and 1999                                         6 to 7

         Notes to Consolidated Financial Statements                               8 to 29

Report of Independent Auditors


To the Board of Directors and Shareholder of American General Annuity Insurance Company:



We have audited the accompanying consolidated balance sheets of American General Annuity Insurance Company and Subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income and comprehensive income (loss) and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American General Annuity Insurance Company and Subsidiaries at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for the years ended December 31, 2001, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, in 2001 the Company changed its method of accounting for interest income and the recognition of impairment related to beneficial interests held in an investment portfolio.

Houston, Texas
February 1, 2002, except for Note 13, to which the date is March 28, 2002

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                         December 31,       December 31,
                                                             2001             2000
                                                         -----------        -----------
                                                                 (In millions)
ASSETS

Investments:
   Short-term investments                                  $   250          $   226
   Bonds, notes and redeemable preferred
      stocks available for sale,
      at fair value (amortized cost:
      December 2001, $23,470;
      December 2000, $18,787)                               23,621           18,518
   Mortgage loans                                              246              230
   Policy loans                                                 71               77
   Common stocks available for sale,
      at fair value (cost: December 2001, $4;
      December 2000, $4)                                         3                4
   Partnerships                                                133              137
   Other invested assets                                       275              275
                                                           -------          -------

   Total investments                                        24,599           19,467

Variable annuity assets held in separate accounts              383              309
Accrued investment income                                      348              286
Deferred acquisition costs                                   1,022              910
Cost of insurance purchased                                    246              367
Goodwill                                                       830              852
Other assets                                                   151              130
                                                           -------          -------
TOTAL ASSETS                                               $27,579          $22,321
                                                           =======          =======


* - Restated.

See accompanying notes to consolidated financial statements.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS (Continued)

                                                            December 31,     December 31,
                                                                2001             2000*
                                                            -----------      ------------
                                                                   (In millions)
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts without
      life contingencies                                     $ 20,795          $ 16,754
   Reserves for fixed annuity contracts with
      life contingencies                                        2,767             2,407
   Income taxes currently payable                                  --                 3
   Other liabilities                                              443               219
                                                             --------          --------

   Total reserves, payables and accrued liabilities            24,005            19,383
                                                             --------          --------

Variable annuity liabilities related to
   separate accounts                                              383               309
                                                             --------          --------

Deferred income taxes                                             181               181
                                                             --------          --------

Shareholder's equity:
   Common stock                                                     3                 3
   Additional paid-in capital                                   2,464             2,211
   Retained earnings                                              484               445
   Accumulated other comprehensive income (loss)                   59              (211)
                                                             --------          --------
   Total shareholder's equity                                   3,010             2,448
                                                             --------          --------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                   $ 27,579          $ 22,321
                                                             ========          ========

* - Restated.

See accompanying notes to consolidated financial statements.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Loss)

                                                      Years Ended December 31,
                                              -------------------------------------------
                                                2001             2000*             1999*
                                              -------           -------           -------
                                                               (In millions)

Investment income                             $ 1,625           $ 1,357           $ 1,112
Interest expense on fixed
   annuity contracts                             (986)             (801)             (661)
                                              -------           -------           -------
NET INVESTMENT INCOME                             639               556               451
                                              -------           -------           -------
NET REALIZED INVESTMENT LOSSES                   (115)              (57)              (39)
                                              -------           -------           -------
Fee income:
   Variable annuity fees                            5                 3                 2
   Net retained commissions                        --                 1                --
   Surrender charges                               19                23                15
   Other fees                                       2                 2                --
                                              -------           -------           -------
TOTAL FEE INCOME                                   26                29                17
                                              -------           -------           -------
Net underwriting LOSS oN fixed
   annuity contracts with life
      contingencies:
   Premiums and other considerations              379               301               326
   Insurance policy benefits                     (188)             (168)             (128)
   Increase in policy reserves                   (358)             (287)             (323)
                                              -------           -------           -------
TOTAL Net underwriting LOSS                      (167)             (154)             (125)
                                              -------           -------           -------
GENERAL AND ADMINISTRATIVE
   EXPENSES, NET OF DEFERRALS                     (53)              (54)              (53)
                                              -------           -------           -------
AMORTIZATION OF DEFERRED
   ACQUISITION COSTS AND COST
     OF INSURANCE PURCHASED                      (226)             (131)              (67)
                                              -------           -------           -------
ANNUAL COMMISSIONS                                 (2)               (4)               (4)
                                              -------           -------           -------
PRE-TAX INCOME BEFORE CUMULATIVE
   EFFECT OF ACCOUNTING CHANGE                    102               185               180
                                              -------           -------           -------
INCOME TAX EXPENSE                                (41)              (70)              (68)
                                              -------           -------           -------
INCOME BEFORE CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE                            61               115               112
                                              -------           -------           -------
CUMULATIVE EFFECT OF ACCOUNTING
   CHANGE, NET OF TAX                             (22)               --                --
                                              -------           -------           -------
NET INCOME                                    $    39           $   115           $   112
                                              -------           -------           -------


* - Restated.

See accompanying notes to consolidated financial statements.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Loss) (Continued)

                                                              Years Ended December 31,
                                                        ------------------------------------
                                                          2001        2000*         1999*
                                                        -------      -------       --------
                                                                     (In millions)
OTHER COMPREHENSIVE INCOME (LOSS),
    NET OF TAX:
      Net unrealized gains (losses) on
        fixed maturity and equity securities
        available for sale identified in the
        current period (net of income tax
        benefit of $1, income tax expense of
        $30 and income tax benefit of $85
        for the years ended December 31, 2001,
        2000 and 1999, respectively)                    $  59          $(211)          $(690)
                                                        -----          -----           -----

COMPREHENSIVE INCOME (LOSS)                             $  98          $ (96)          $(578)
                                                        =====          =====           =====

* - Restated.

See accompanying notes to consolidated financial statements.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                      Years Ended December 31,
                                                         ------------------------------------------------
                                                             2001             2000*               1999*
                                                         ----------        ----------          ----------
                                                                        (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                            $     39           $    115           $    112
   Adjustments to reconcile net
      income to net cash provided by
      operating activities:
         Cumulative effect of accounting
             change, net of tax                                22                 --                 --
         Interest credited to fixed
             annuity contracts                                986                801                661
         Net realized investment losses                       115                 57                 39
         Amortization (accretion) of
             net premiums (discounts) on
             investments                                       (3)                 7                 19
         Amortization of goodwill                              23                 23                 23
         Provision for deferred income
             income taxes                                      16                 46                 68
   Change in:
      Accrued investment income                               (62)               (45)               (45)
      Deferred acquisition costs and cost of
         insurance purchased                                 (173)              (206)              (223)
      Other assets                                            (21)               (98)               203
      Reserves for fixed annuity contracts                    359                613                374
      Income taxes currently receivable/payable                (3)                14                  4
      Other liabilities                                       224                 85                (59)
   Other, net                                                 (14)                (2)               (33)
                                                         --------           --------           --------

NET CASH PROVIDED BY OPERATING ACTIVITIES                   1,508              1,410              1,143
                                                         --------           --------           --------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of:
      Bonds, notes and redeemable preferred
         stocks                                           (21,235)            (8,640)            (7,314)

      Mortgage loans                                          (23)               (57)               (83)
      Other investments, excluding
         short-term investments                               (35)               (44)               (86)

   Sales of:
      Bonds, notes and redeemable preferred
             stocks                                        15,724              5,297              3,917
      Other investments, excluding
         short-term investments                                 6                 26                 56
   Redemptions and maturities of:
      Bonds, notes and redeemable preferred
         stocks                                               763                420                601

      Mortgage loans                                            7                  8                 22
                                                         --------           --------           --------

NET CASH USED IN INVESTING ACTIVITIES                      (4,793)            (2,990)            (2,887)
                                                         --------           --------           --------

See accompanying notes to consolidated financial statements.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)


                                                       Years Ended December 31,
                                              --------------------------------------------
                                                 2001            2000*              1999*
                                              ---------        ---------         ---------
                                                           (In millions)
CASH FLOWS FROM FINANCING
   ACTIVITIES:
   Deposits and premium receipts
      on fixed annuity contracts              $ 5,328           $ 3,859           $ 3,347
   Net exchanges from the fixed
      accounts of variable annuity
      contracts                                  (111)              (77)              (59)
   Withdrawal payments on fixed
      annuity contracts                        (1,619)           (1,831)           (1,243)
   Claims and annuity payments on
      fixed annuity contracts                    (542)             (477)             (380)
   Capital contributions from Parent              253               131               108
                                              -------           -------           -------

NET CASH PROVIDED BY FINANCING
      ACTIVITIES                                3,309             1,605             1,773
                                              -------           -------           -------

NET INCREASE IN CASH AND
   SHORT-TERM INVESTMENTS                          24                25                29

CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                         226               201               172
                                              -------           -------           -------

CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                           $   250           $   226           $   201
                                              =======           =======           =======
SUPPLEMENTAL CASH FLOW
   INFORMATION:
   Income taxes paid (refunded)               $    22           $     9           $    (1)
                                              =======           =======           =======

* - Restated.

See accompanying notes to consolidated financial statements.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       NATURE OF OPERATIONS

         American General Annuity Insurance Company, including its wholly owned subsidiaries (the "Company"), is a Texas-domiciled life insurance company that conducts its business through one business segment, retirement services. The Company develops, markets and issues annuity products through defined distribution channels. The Company sells deferred annuities, including its proprietary fixed annuities, to the savings and retirement markets through financial institutions (primarily banks and thrifts), and sells deferred annuities to both tax-qualified and non-qualified retirement markets through personal producing general agents ("PPGAs"). The Company also sells deferred annuities through its direct sales operations; single premium immediate annuities ("SPIAs"), other than structured settlement SPIAs, through its financial institution and PPGA distribution channels; and variable annuity products.

         The Company's sales of deferred annuity products through financial institutions represent a substantial amount of its total sales from such products. The contracts with the financial institutions have an indefinite life subject to cancellation by either party with thirty days notice. The Company can also terminate the contracts for certain causes without prior notice. There is no guarantee that the Company's contract with any one individual financial institution will not be cancelled at any time. In the event certain individual financial institutions do not renew their contracts, the Company could realize a significant decline in its annuity sales in the near term.

         Sales of deferred annuities by the top producing individual financial institution comprised 23%, 29% and 29% of net premiums collected in 2001, 2000 and 1999, respectively. Sales of deferred annuities through the top five producing individual financial institutions comprised 48%, 45% and 57% of net premiums collected in 2001, 2000 and 1999, respectively.

         The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company. Through its subsidiaries, AIG is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. On August 29, 2001, pursuant to an Agreement and Plan of Merger dated as of May 11, 2001 (the "Agreement and Plan of Merger"), by and among American General Corporation ("AGC"), which was the Company's then-ultimate controlling entity, AIG and Washington Acquisition Corporation ("WAC"), which is a Texas corporation and a wholly owned subsidiary of AIG, WAC was merged with and into AGC, with AGC being the surviving corporation (the "Merger"). As a result of the Merger, AIG became the ultimate parent of the Company. The Texas Department of Insurance approved the Merger on August 28, 2001.

         The Company is a direct, wholly owned subsidiary of AGC Life Insurance Company (the "Parent"), a Missouri-domiciled life insurance company. The Parent is a direct, wholly owned subsidiary of AGC.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

1.       NATURE OF OPERATIONS (Continued)

         The Company was formerly a direct, wholly owned subsidiary of Western National Life Holding Corporation ("WNLHC") which was formerly a direct, wholly owned subsidiary of Western National Corporation ("WNC"). WNC was formerly a direct, wholly owned subsidiary of the Parent.

         On December 20, 2001, WNLHC contributed all of the common stock of American General Investment Advisory Services, Inc. ("AGIAS"), American General Assignment Corporation, Inc. ("AGAC"), American General Financial Institution Group, Inc. ("AGFIG"), WNL Insurance Services, Inc. ("WNLIS") and American General Distributors, Inc. ("AGD") to the Company. The Company, in turn, contributed all of the common stock of AGAC, AGFIG, WNLIS and AGD to AGIAS. After these transactions, AGIAS is the only direct, wholly owned subsidiary of the Company.

         On December 30, 2001, WNLHC was dissolved and, as a result, all the assets and liabilities of WNLHC became the assets and liabilities of WNC and WNLHC ceased its separate legal existence.

         On December 31, 2001, WNC was dissolved and, as a result, all the assets and liabilities of WNC became the assets and liabilities of the Parent and WNC ceased its separate legal existence.

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayment and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; using derivative financial instruments under limited circumstances; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Certain items have been reclassified to conform to the current period's presentation.

         The contribution of the common stock of AGIAS to the Company was accounted for in a manner similar to a pooling of interests and all prior historical financial information presented in the accompanying financial statements and notes has been restated to include AGIAS and its wholly owned subsidiaries.

         Under GAAP, premiums collected on most annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income, as they are recorded directly to reserves for fixed annuity contracts without life contingencies upon receipt. Revenues for these products consist of mortality, expense and surrender charges. For fixed annuity contracts with life contingencies, net premiums are recorded as revenue.

         The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the consolidated financial statements and the accompanying notes. Actual results could differ from those estimates.

         INVESTMENTS: Short-term investments primarily include money market investments. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated fair value when necessary for declines in value considered to be other than temporary. These reductions are recorded as realized losses in the consolidated statement of income.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Partnerships are accounted for by the equity method of accounting. For those partnerships that report changes in the fair value of underlying equity investments in earnings, the Company records its proportionate interest in net realized investment gains (losses). Real estate held for investment is carried at cost, reduced by accumulated depreciation and impairment provisions.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments.

         DERIVATIVE FINANCIAL INSTRUMENTS: The Company's use of derivative financial instruments is generally limited to interest rate swap agreements, options to enter into interest rate swap agreements (call and put swaptions) and call options on the S&P 500 index. The Company is neither a dealer nor a trader in derivative financial instruments.

         Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of accumulated other comprehensive income (loss) in shareholder's equity. Any ineffective portion of both cash flow hedges and foreign currency hedges are reported in net realized investment gains (losses).

         Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges.

         The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. Swap agreements generally have terms of two to ten years. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

         Swaptions, which are options to enter into interest rate swap agreements, limit the Company's exposure to reduced spreads between investment yields and interest rates credited to policyholders should interest rates decrease or increase significantly over prolonged periods.

         During prolonged periods of decreasing interest rates, the spread between investment yields and interest crediting rates may be reduced as a result of minimum rate guarantees on certain insurance and annuity contracts, which limit the Company's ability to reduce interest crediting rates. Call swaptions, which allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively maintain the spread between investment yields and interest crediting rates during such periods.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         During prolonged periods of increasing interest rates, the spread between investment yields and interest crediting rates may be reduced as a result of the Company's decision to increase interest crediting rates to limit surrenders. Put swaptions, which allow the Company to enter into interest rate swap agreements to pay fixed rates and receive higher floating rates, effectively maintain the spread between investment yields and interest crediting rates during such periods.

         Premiums paid to purchase swaptions are included in other invested assets. The Company's swaptions do not qualify for hedge accounting due to the inability to establish hedge effectiveness. The change in the fair value of the swaptions is recognized in net realized investment gains (losses). Gains or losses from swaptions are recognized at the time of expiration or when the option to enter into a swap is exercised.

         Call Options: The Company uses S&P 500 indexed call options to offset the increase in its liabilities resulting from the underlying equity-indexed annuity contracts. The call options provide the Company with settlement payments from the counterparties on specified expiration dates. The payment, if any, is the percentage increase in the index over the strike price defined in the contract, applied to the notional amount. Call options are accounted for as fair value hedges.

         DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are comprised of net interest income, net unrealized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. DAC consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

         As fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

         The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

         COST OF INSURANCE PURCHASED ("CIP"): The cost assigned to certain acquired insurance contracts in force at the acquisition date is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates ranging from 4.0% to 7.9%. CIP is charged to expense and

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC. The Company reviews the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DAC.

         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity fees in the consolidated statement of income.

         GOODWILL: Goodwill amounted to $829.9 million (including accumulated amortization of $88.6 million) and $852.1 million (including accumulated amortization of $65.6 million) at December 31, 2001 and 2000, respectively. Goodwill is amortized using the straight-line method over a forty-year period. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable. See "Recently Issued Accounting Standards" below for a discussion of future accounting for goodwill effective January 1, 2002.

         RESERVES FOR FIXED ANNUITY CONTRACTS WITH AND WITHOUT LIFE
         CONTINGENCIES: Reserves for fixed annuity contracts without life contingencies are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees). Reserves for traditional and fixed annuity contracts with life contingencies are generally calculated using the net level premium method and assumptions as to investment yields, mortality and withdrawals. The assumptions are based on projections of past experience and include provisions for possible adverse deviation. These assumptions are made at the time the contract is issued or, in the case of contracts acquired by purchase, at the purchase date.

         FEE INCOME: Variable annuity fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

         INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 133 requires the Company to recognize all derivatives in the consolidated balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. SFAS 133 was postponed by Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133, and became effective for the Company on January 1, 2001. Upon adoption, SFAS 133 did not have a material impact on the Company's consolidated results of operations and financial position.

         In January 2001, the Emerging Issues Task Force ("EITF") of the FASB issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e., collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its consolidated statement of income and comprehensive income for 2001 a cumulative effect of an accounting change adjustment loss of $22.0 million, net of tax.

         In June 2001, the FASB issued Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its consolidated statement of income. SFAS 142 is effective for the year commencing January 1, 2002. In addition, SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The Company will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of 2002. Application of the nonamortization provisions of SFAS 142 is expected to result in an increase in pre-tax income of $23.0 million per year. During 2002, the Company will perform the first of the required impairment tests of goodwill as of January 1, 2002 and has not yet determined what the effect of this test will be on the consolidated results of operations and financial position of the Company.

         In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets and is effective for fiscal years beginning after December 15, 2001. Management anticipates that the new statement will not have a significant effect on either the Company's consolidated results of operations or financial position.

         AMERICAN GENERAL ANNUITY INSURANCE COMPANY

3.       INVESTMENTS

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                  Amortized         Estimated
                                                    Cost            Fair Value
                                                   -------          ----------
                                                         (In millions)
          AT DECEMBER 31, 2001:

          Securities of the United States
              Government                           $    70          $    69
          Mortgage-backed securities                 5,414            5,475
          Securities of public utilities             1,312            1,298
          Corporate bonds and notes                 16,412           16,517
          Other debt securities                        216              223
          Redeemable preferred stocks                   46               39
                                                   -------          -------

              Total                                $23,470          $23,621
                                                   =======          =======
          AT DECEMBER 31, 2000:

          Securities of the United States
              Government                           $    52          $    52
          Mortgage-backed securities                 4,074            4,111
          Securities of public utilities               929              927
          Corporate bonds and notes                 13,486           13,181
          Other debt securities                        201              207
          Redeemable preferred stocks                   45               40
                                                   -------          -------
              Total                                $18,787          $18,518

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of December 31, 2001, follow:


                                               Amortized        Estimated
                                                 Cost           Fair Value
                                               ---------        ----------
                                                     (In millions)
         Due in one year or less               $   334          $   339
         Due after one year through
             five years                          3,217            3,285
         Due after five years through
             ten years                           8,507            8,569
         Due after ten years                     5,998            5,953
         Mortgage-backed securities              5,414            5,475
                                               -------          -------
             Total                             $23,470          $23,621
                                               =======          =======

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

3.       INVESTMENTS (Continued)

         Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

         Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                  Gross               Gross
                                                 Unrealized         Unrealized
                                                  Gains               Losses
                                               ----------            ----------
                                                           (In millions)

          AT DECEMBER 31, 2001:
          Securities of the United States
              Government                         $  --               $  (1)
          Mortgage-backed securities                98                 (37)
          Securities of public utilities            24                 (38)
          Corporate bonds and notes                517                (412)
          Other debt securities                      8                  (1)
          Redeemable preferred stocks                1                  (8)
                                                 -----               -----
              Total                              $ 648               $(497)
                                                 =====               =====

                                                  Gross               Gross
                                                 Unrealized         Unrealized
                                                  Gains               Losses
                                               ----------            ----------
                                                           (In millions)
          AT DECEMBER 31, 2000:
          Securities of the United States
          Government                           $   1                 $  (1)
          Mortgage-backed securities              59                   (22)
          Securities of public utilities          13                   (15)
          Corporate bonds and notes              234                  (539)
          Other debt securities                    7                    (1)
          Redeemable preferred stocks              1                    (6)
                                               -----                  -----
    Total                                      $ 315                  $(584)


         There were no gross unrealized gains on common stocks available for sale at December 31, 2001 and 2000. Gross unrealized losses on common stocks available for sale aggregated $0.9 million at December 31, 2001. There were no gross unrealized losses on common stocks available for sale at December 31, 2000.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

3.       INVESTMENTS (Continued)

         Net unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income (loss) at December 31 are as follows:

                                                                 2001              2000              1999
                                                               --------          --------          --------
                                                                             (In millions)

         Gross unrealized gains                                $   648            $  315            $   32
         Gross unrealized losses                                  (497)             (584)             (779)
         DAC/CIP adjustments                                       (59)               92                61
         Deferred federal income taxes                             (33)              (34)               (4)
                                                               --------           -------           -------
             Net unrealized gains (losses)
                on securities                                  $    59            $ (211)           $ (690)
                                                               ========           =======           =======

         Gross realized investment gains and losses on sales of investments are as follows:

                                                             Years Ended December 31,
                                                    --------------------------------------------------
                                                      2001                2000                  1999
                                                    -------              -------               ------
                                                                           (In millions)
         BONDS, NOTES AND
             REDEEMABLE PREFERRED
             STOCKS:
             Realized gains                          $ 118                $  19                $  18
             Realized losses                           (92)                 (62)                 (65)


         COMMON STOCKS:
             Realized gains                             --                   --                    6

             Realized losses                            --                   --                   --

         PARTNERSHIPS:
             Realized gains                             13                   20                   --
             Realized losses                           (30)                 (14)                  --

         DAC/CIP AMORTIZATION AND
             INVESTMENT EXPENSES, NET:
             Realized gains                             --                   13                   10
             Realized losses                           (40)                  --                   --

         IMPAIRMENT WRITEDOWNS                         (84)                 (33)                  (8)
                                                     -----                -----                -----
         Total net realized
             investment losses                       $(115)               $ (57)               $ (39)
                                                     =====                =====                =====

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

3.       INVESTMENTS (Continued)

         The sources and related amounts of investment income are as follows:

                                                         Years Ended December 31,
                                          -----------------------------------------------------
                                            2001                   2000                  1999
                                          --------              ---------              --------
                                                             (In millions)
Bonds, notes and
    redeemable preferred stocks           $ 1,537                $ 1,269                $ 1,052
Mortgage loans                                 18                     15                     12
Partnerships                                    7                     21                     14
Other invested assets                          25                     26                     25
Short-term investments                         60                     43                     23

Less: investment expenses                     (22)                   (17)                   (14)
                                          -------                -------                -------

    Total investment income               $ 1,625                $ 1,357                $ 1,112
                                          =======                =======                =======

         At December 31, 2001, bonds, notes and redeemable preferred stocks included $1.30 billion of bonds and notes not rated investment grade. Industry concentrations of these non-investment-grade securities included 14% in communications, 10% in energy and 8% in airlines. No other industry concentration constituted more than 5% of these assets.

         At December 31, 2001, no investment in a single entity exceeded 10% of the Company's consolidated shareholder's equity.

         At December 31, 2001, mortgage loans were collateralized by properties located in twenty-two states, with loans totaling approximately 25% of the aggregate carrying value of the portfolio secured by properties located in California, approximately 16% by properties located in New Jersey and approximately 10% by properties located in Illinois. No more than 6% of the portfolio was secured by properties in any other single state.

         At December 31, 2001, the type of property collateralizing the mortgage loan portfolio was approximately 51% office, 44% retail, and 5% industrial.

         At December 31, 2001, bonds, notes and redeemable preferred stocks included $21.6 million of securities in default as to the payment of principal or interest.

         At December 31, 2001, $6.9 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

3.       INVESTMENTS (Continued)

         In the normal course of the Company's asset management, securities are loaned to unaffiliated entities. Collateral is required to support each agreement and is unrestricted. The carrying value of securities subject to lending agreements at December 31, 2001 totaled $9.7 million.

         In the normal course of the Company's asset management, securities are sold and reacquired within thirty days of the sale date to enhance the Company's yield on its investment portfolio. Such transactions involve highly-rated government agency securities.

         For repurchase agreements, Company policy requires a minimum of 102% of the fair value of securities purchased under repurchase agreements to be maintained as collateral. Cash collateral received is invested in short-term investments and the offsetting collateral liability is included in other liabilities.

4.       DERIVATIVE FINANCIAL INSTRUMENTS

         Derivative financial instruments related to investment securities did not have a material effect on investment income or net realized investment gains (losses) in any of the three years in the period ended December 31, 2001, and there was no ineffectiveness associated with derivative financial instruments accounted for as hedges in the year ended December 31, 2001.

         Interest rate swap agreements related to investment securities were as follows:

                                                               December 31,     December 31,
                                                                   2001           2000
                                                               ------------     -----------
                                                                     (In millions)
          Interest rate swap agreements to pay fixed rate:
               Notional amount                                    $   30          $   50
               Average receive rate                                 5.00%           8.50%
               Average pay rate                                     7.77%           7.01%

         Swaptions were as follows:

                                                           December 31,          December 31,
                                                               2001                 2000
                                                           ------------          -----------
                                                                      (In millions)
                   Call swaptions:
                        Notional amount                   $   242                $   780
                        Average strike rate                  5.25%                  5.00%
                   Put swaptions:
                        Notional amount                   $   766                $   584
                        Average strike rate                  8.25%                  8.75%


         The swaptions outstanding at December 31, 2001 expire in 2002. Should the strike rates remain below market rates for call swaptions and above market rates for put swaptions, the swaptions will expire and the Company's exposure would be limited to the premiums paid. These premiums were immaterial.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

4.       DERIVATIVE FINANCIAL INSTRUMENTS (Continued)

         Call options were as follows:

                                                  December 31,       December 31,
                                                       2001             2000
                                                 -------------        ----------
                                                           (In millions)
          Call options:
               Notional amount                    $   12               $    8
               Average strike price                1,446                1,492



         Derivative financial instruments expose the Company to credit risk in the event of nonperformance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, nonperformance would not have a material impact on the Company's consolidated results of operations and financial position.

         The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.


5.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

5.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present based on contractual maturities and risk-adjusted discount rates.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         POLICY LOANS: Fair value is estimated using discounted cash flows and actuarially - determined assumptions, incorporating market interest rates.

         PARTNERSHIPS: Fair value of partnerships investing in equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

         VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the quoted market value of the underlying securities.

         RESERVES FOR FIXED ANNUITY CONTRACTS: Fair value of reserves for fixed annuity contracts is estimated using cash flows discounted at market interest rates.

         VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the quoted market value of the underlying securities of the variable annuity assets held in separate accounts.

         The estimated fair values of the Company's financial instruments at December 31, 2001 and 2000, compared with their respective carrying values, are as follows:

                                                                         Carrying           Fair
                                                                            Value          Value
                                                                        ----------      ---------
                                                                           (In millions)
         DECEMBER 31, 2001:

         ASSETS:
             Cash and short-term investments                             $    250       $    250
             Bonds, notes and redeemable preferred stocks                  23,621         23,621
             Mortgage loans                                                   246            256
             Policy loans                                                      71             70
         Common stocks                                                          3              3
             Partnerships                                                     133            133
             Variable annuity assets held in separate accounts                383            383

         LIABILITIES:
             Reserves for fixed annuity contracts                          20,750         21,020
         Variable annuity liabilities related to separate
                Accounts                                                      383            383

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

5.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)


                                                                         Carrying             Fair
                                                                            Value            Value
                                                                         --------        ---------
                                                                               (In millions)
         DECEMBER 31, 2000:
         ASSETS:
             Cash and short-term investments                             $    226         $    226
             Bonds, notes and redeemable preferred stocks                  18,518           18,518
             Mortgage loans                                                   230              235
             Policy loans                                                      77               75
             Common stocks                                                      4                4
             Partnerships                                                     137              137
             Variable annuity assets held in separate accounts                309              309

         LIABILITIES:
             Reserves for fixed annuity contracts                          16,626           17,324
             Variable annuity liabilities related to separate
                accounts                                                      309              309


         The carrying value and fair value of bonds, notes and reedemable preferred stocks include derivative financial instruments with a fair value of $(0.6) million and $2.0 million at December 31, 2001 and 2000, respectively.

6.       DAC AND CIP

         Activity in DAC was as follows:

                                                                        Years Ended December 31,
                                                         -------------------------------------------------------
                                                             2001                 2000                   1999
                                                         ----------             --------               ---------
                                                                             (In millions)
          Balance at January 1                           $   910                $   600                $   264

          Deferrals:
              Commissions                                    322                    238                    213
              Other acquisition costs                         77                     99                     77
          Accretion of interest                               59                     45                     26
          Amortization                                      (213)                  (117)                   (50)
          Offset to net realized
              investment (gains) losses                      (25)                    12                      5
          Effect of net unrealized (gains)
              losses on securities                          (108)                    33                     65
                                                         -------                -------                -------
          Balance at December 31                         $ 1,022                $   910                $   600
                                                         =======                =======                =======

         AMERICAN GENERAL ANNUITY INSURANCE COMPANY

6.       DAC AND CIP (Continued)

         Adjustments were recorded to DAC amortization in 2001 and 2000 to reflect revisions to underlying interest spread and surrender assumptions to more closely approximate expected future experience.

         Activity in CIP was as follows:

                                                                 Years Ended December 31,
                                                         -----------------------------------------------
                                                           2001                2000               1999
                                                         ---------            -------            -------
                                                                           (In millions)
          Balance at January 1                           $ 367                $ 419                $ 376
          Accretion of interest                             16                   19                   22
          Amortization                                     (88)                 (78)                 (65)
          Effect of investment (gains)
              losses on securities                          (6)                   7                    9
          Effect of net unrealized
              (gains) losses on securities                 (43)                  --                   77
                                                         -----                -----                -----
          Balance at December 31                         $ 246                $ 367                $ 419
                                                         =====                =====                =====

         Adjustments were recorded to CIP amortization in 2001 and 2000 to reflect revisions to underlying interest spread and surrender assumptions to more closely approximate expected future experience.

         CIP amortization, net of accretion of interest, expected to be recorded in each of the next five years is $41.5 million, $30.1 million, $25.4 million, $22.4 million and $19.6 million.

7.       REINSURANCE

         In the normal course of business, the Company seeks to limit its exposure to loss on any single policy and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $0.8 million. To the extent that reinsuring companies are unable to meet obligations under these agreements, the Company remains primarily liable. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Assets and liabilities relating to reinsurance contracts are reported gross of the effects of reinsurance. Reinsurance receivables and prepaid reinsurance premiums, including amounts related to insurance liabilities, are reported as assets.

         Direct and assumed life insurance in force totaled $333.3 million, $363.5 million and $403.2 million at December 31, 2001, 2000 and 1999, respectively, and ceded life insurance in force totaled $126.5, $144.9 million and $168.3 million at December 31, 2001, 2000 and 1999, respectively.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

7.       REINSURANCE (Continued)

         The cost of ceded policies containing mortality risks totaled $0.9 million in 2001, $1.1 million in 2000 and $1.1 million in 1999 and was deducted from premiums and other considerations on the consolidated statement of income. Reinsurance recoveries netted against insurance policy benefits totaled $0.5 million, $0.5 million and $0.2 million in 2001, 2000 and 1999, respectively.

         In October 1995, the Company and American General Life Insurance Company ("AG Life"), an affiliate, entered into a modified coinsurance agreement. Under the agreement, AG Life issues structured settlement SPIAs, and 50% of each risk is reinsured to the Company. Under this arrangement, the Company reports its pro rata share of premiums and shares in its pro rata portion of the gain or loss on policies sold. The arrangement resulted in $3.4 million, $2.9 million and $2.3 million of net revenues for the Company in 2001, 2000 and 1999, respectively. As of December 31, 2001 and 2000, the assets and the insurance liabilities recorded by the Company resulting from this agreement were $274.9 million and $273.8 million, respectively. Effective May 1, 1998 and through June 30, 2001, the Company wrote all new structured settlement business under its own name rather than through the modified coinsurance agreement. Effective July 1, 2001, the Company ceased writing structured settlement business.

8.       COMMITMENTS AND CONTINGENT LIABILITIES

         The Company has $46.8 million of unfunded commitments for its investments in partnerships at December 31, 2001.

         Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position of the Company.

         Based on the information available at this time, management believes that the Company has not incurred material losses associated with the terrorist attacks of September 11, 2001.

         All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The December 31, 2001 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that remaining assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued represents the Company's best estimate of its liability, this estimate may change in the future.

         The Company has various leases, primarily for office space and equipment. Lease expense and future minimum lease commitments under these operating leases are not material.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

9.       SHAREHOLDER'S EQUITY

         The Company is authorized to issue 100,000 shares of its $50 par value common stock. At December 31, 2001 and 2000, 50,000 shares were issued and outstanding.

         Changes in shareholder's equity are as follows:

                                                                        Years Ended December 31,
                                                       -----------------------------------------------------
                                                          2001                 2000                   1999
                                                       ----------            --------               --------
                                                                          (In millions)
           ADDITIONAL PAID-IN
               CAPITAL:
               Beginning balances                      $ 2,211                $ 2,080                $ 1,972
               Capital contributions
                  from Parent                              253                    131                    108
                                                       -------                -------                -------
           Ending balances                             $ 2,464                $ 2,211                $ 2,080
                                                       =======                =======                =======
           RETAINED EARNINGS:
               Beginning balances                      $   445                $   330                $   218
               Net income                                   39                    115                    112
                                                       -------                -------                -------
           Ending balances                             $   484                $   445                $   330
                                                       =======                =======                =======
           ACCUMULATED OTHER
               COMPREHENSIVE INCOME
               (LOSS):
                  Beginning balances                   $  (211)               $  (690)               $   165
                  Change in net
                     unrealized gains
                     (losses) on fixed
                     maturity securities
                     available for sale                    421                    478                 (1,082)
                  Change in net
                     unrealized gains
                     (losses) on equity
                     securities
                     available for sale                     (1)                    --                     --
                  Change in adjustment
                     to deferred
                     acquisition costs                    (151)                    31                    142
                  Tax effects of net
                     changes                                 1                    (30)                    85
                                                       -------                -------                -------
           Ending balances                             $    59                $  (211)               $  (690)
                                                       =======                =======                =======

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

9.       SHAREHOLDER'S EQUITY (Continued)

         Dividends that the Company may pay to its shareholder in any year without prior approval of the Texas Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. The maximum amount of dividends that can be paid in 2002 without obtaining prior approval of the Insurance Commissioner is $127.3 million.

         There were no dividends paid to the Parent in 2001 or 1999. The Company paid a dividend of $0.5 million to the Parent in 2000.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income (loss) for the years ended December 31, 2001, 2000 and 1999 was approximately $(115.1) million, $24.9 million and $70.2 million, respectively. The Company's statutory capital and surplus totaled approximately $1.27 billion at December 31, 2001 and $1.08 billion at December 31, 2000.

         In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the codification of statutory accounting principles ("Codification"), which replaced the current Accounting Practices and Procedures Manual as the NAIC's primary guidance on statutory accounting effective January 1, 2001. Codification changed prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification has been adopted by all fifty states as the prescribed basis of accounting, including Texas. The adoption of Codification did not have a material impact on the Company's statutory net income or capital and surplus.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

10.      INCOME TAXES

         The components of the provisions for income taxes on pre-tax income consist of the following:


                                                          Net Realized
                                                           Investment
                                                          Gains (Losses)      Operations           Total
                                                          --------------      ----------           --------
                                                                             (In millions)
         YEAR ENDED DECEMBER 31, 2001:
         Currently payable                                $      17          $       8             $      25
         Deferred                                               (57)                73                    16
                                                          ----------         ----------            ---------
             Total income tax expense                     $     (40)         $      81             $      41
                                                          ==========         ==========            =========

         YEAR ENDED DECEMBER 31, 2000:
         Currently payable                                $      32           $      (8)            $      24
         Deferred                                                57                 (11)                   46
                                                          ----------          ----------            ---------
             Total income tax expense                     $      89           $     (19)            $      70
                                                          ==========          ==========            =========

         YEAR ENDED DECEMBER 31, 1999:
         Currently payable                                $     (20)          $      20             $       -
         Deferred                                                 6                  62                    68
                                                          ----------          ----------            ---------
             Total income tax expense                     $     (14)          $      82             $      68
                                                          ==========          ==========            =========

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

10.      INCOME TAXES (Continued)

         Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                                        Years Ended December 31,
                                                        -------------------------------------------------
                                                            2001                2000               1999
                                                        ---------            --------          ---------
                                                                            (In millions)
         Amount computed at
             statutory rate                               $     36            $    65             $     63
         Increases (decreases)
             resulting from:
                Amortization of
                   goodwill                                      8                  8                    8
                State income taxes,
                   net of federal tax
                   benefit                                       1                  1                    -
                Tax credits                                     (3)                (3)                  (3)
                Other, net                                      (1)                (1)                   -
                                                          ---------           --------            ---------
                Total income tax expense                  $     41            $    70             $     68
                                                          =========           ========            =========

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:


                                                         December 31,         December 31,
                                                             2001                 2000
                                                         -----------          -----------
                                                                   (In millions)
          DEFERRED TAX LIABILITIES:
          DAC $                                                367                $ 370
          Investments - basis differential                      72                   --
          Other                                                 --                   14
                                                             -----                -----
          Total deferred tax liabilities                       439                  384
                                                             -----                -----
          DEFERRED TAX ASSETS:
          Investments - basis differential                      --                  (47)
          Reserves for fixed annuity contracts                (247)                (253)
          Other                                                (11)                  --
                                                             -----                -----
          Gross deferred tax assets                           (258)                (300)
          Valuation allowance                                   --                   97
                                                             -----                -----
          Total deferred tax assets, net                      (258)                (203)
                                                             -----                -----
          Liability for deferred income taxes                $ 181                $ 181
                                                             =====                =====

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

11.      RELATED-PARTY TRANSACTIONS

         The Company purchases certain services, primarily administrative, use of facilities and data processing services from AGC, AIG or affiliated entities. Amounts paid for such services totaled $20.5 million, $11.6 million and $4.4 million for the years ended December 31, 2001, 2000 and 1999, respectively.

         The Company purchases investment management and mortgage servicing services from an affiliate. Amounts paid for such services totaled $16.3 million, $13.4 million and $12.3 million for the years ended December 31, 2001, 2000 and 1999, respectively.

         The Company provides policy administration services to affiliated entities on an allocated cost basis. Amounts received for such services totaled $0.6 million and $0.4 million for the years ended December 31, 2001 and 2000, respectively. There were no payments in prior years as these arrangements were not initiated until 2000.

12.      EMPLOYEE BENEFIT PLANS

         The Company participates in several employee benefit plans that together cover substantially all of its employees. The amounts related to the benefit plans are not material to the Company's consolidated financial position or results of operations.

13.      SUBSEQUENT EVENTS

         Pursuant to a resolution by the Board of Directors, the Company's name will be changed to AIG Annuity Insurance Company effective March 1, 2002. The name will be operationally effective pursuant to and as permitted by the laws of each jurisdiction in which the Company is licensed to do business.

         Effective March 28, 2002, the Company received a capital contribution of $146.0 million from the Parent.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements

                           PART A:  None

                           PART B:

         (1)      Financial Statements of A. G. Separate Account A:

                  Report of Ernst & Young LLP, Independent Auditors
                  Summary of Financial Statements
                  Statement of Net Assets as of December 31, 2001
                  Statement of Operations for the year ended December 31, 2001 Statement of Changes in Net Assets for the year ended
                           December 31, 2001
                  Notes to Financial Statements

         (2) Consolidated Financial Statements of American General Annuity Insurance Company:

                  Report of Ernst & Young LLP, Independent Auditors
                  Balance Sheets as of December 31, 2001and 2000
                  Statements of Income for the years ended December 31, 2001 and
                           December 31, 2000 and December 31, 1999.
                  Statements of Changes in Stockholder's Equity for the years ended December 31, 2001and December 31, 2000 and December 31, 1999.
                  Statements of Comprehensive Income for the years ended
                           December 31, 2001 and December 31, 2000 and December 31, 1999.
                  Statements of Cash Flows for the years ended December 31, 2001 and December 31, 2000 and December 31, 1999.
                  Notes to Financial Statements

                           PART C:  None

                  (b)      Exhibits

                           (1) American General Annuity Insurance Company Board of Directors resolution authorizing the establishment of A. G. Separate Account A. (1)

                           (2)               None

                           (3)               Principal Underwriter's Agreement.
                                             (1)

                           (4) Individual Fixed and Variable Deferred Annuity Contract. (2)

                           (5)      (i)      Application Form.  (2)

                                    (ii)     Specimen Form of Florida
                                             Application for Individual Variable
                                             Annuity Form.  (8)

                                    (iii)    Specimen Form of Investment
                                             Allocation Form for Individual
                                             Variable Annuity. (8)

                                    (iv)     Specimen Form of Variable Annuity
                                             Dollar Cost Averaging Form. (8)

                           (6)      (i)      Amended and Restated Articles of
                                             Incorporation of American General
                                             Annuity Insurance Company.  (4)

                                    (ii)     Restated Bylaws of American General
                                             Annuity Insurance Company. (4)

                                    (iii)    Articles of Amendment changing the
                                             name of the Corporation from
                                             American General Annuity Insurance
                                             Company to AIG Annuity Insurance
                                             Company (Filed herewith)

                           (7)               None

                           (8)      (i)      Form of Participation Agreement
                                             between American General Annuity
                                             Insurance Company, American General
                                             Series Company and The Variable
                                             Annuity Life Insurance Company. (3)

                                    (ii) (A) Form of Participation Agreement
                                             between American General Annuity
                                             Insurance Company, Banc One
                                             Investment Advisors Corporation,
                                             Nationwide Advisory Services, Inc.
                                             and Nationwide Investors Service,
                                             Inc. (3)

                                         (B) Form of Amendment to Fund
                                             Participation Agreement between
                                             American General Annuity Insurance
                                             Company One Group Investment Trust,
                                             Banc One Investment Advisors
                                             Corporation and One Group
                                             Administrative Services, Inc. dated
                                             January 1, 2000. (4)

                                    (iii)(A) Participation Agreement between
                                             American General Annuity Insurance
                                             Company, Van Kampen Life Investment
                                             Trust, Van Kampen Funds, Inc. and
                                             Van Kampen Asset Management Inc.
                                             dated February 25, 1999. (3)

                                         (B) Form of Administrative Services
                                             Agreement between American General
                                             Annuity Insurance Company and Van
                                             Kampen Asset Management Inc. (4)

                                    (iv)     Form of Amendment No. 1 to
                                             Participation Agreement between
                                             American General Annuity Insurance
                                             Company, Van Kampen Life Investment
                                             Trust, Van Kampen Funds, Inc. and
                                             Van Kampen Asset Management Inc.
                                             (3)

                                    (v)  (A) Participation Agreement by and
                                             among A I M Variable Insurance
                                             Funds, Inc., A I M Distributors,
                                             Inc. American General Annuity
                                             Insurance Company and AGA Brokerage
                                             Services, Inc. dated November 23,
                                             1998. (3)

                                         (B) Form of Administrative Services
                                             Agreement between American General
                                             Annuity Insurance Company and A I M
                                             Advisors, Inc. (4)

                                    (vi) (A) Form of Amendment No. 1 to
                                             Participation Agreement between A I
                                             M Variable Insurance Funds, Inc., A
                                             I M Distributors, Inc., American
                                             General Annuity Insurance Company
                                             and A.G. Distributors, Inc.
                                             (formerly known as AGA Brokerage
                                             Services, Inc.). (3)

                                         (B) Form of Amendment No. 2 to
                                             Participation Agreement between A I
                                             M Variable Insurance Funds, Inc., A
                                             I M Distributors, Inc., American
                                             General Annuity Insurance Company
                                             and American General Distributors,
                                             Inc. (formerly known as A.G.
                                             Distributors, Inc., and AGA
                                             Brokerage Service, Inc.). (5)

                                    (vii)(A) Participation Agreement between
                                             American General Annuity Insurance
                                             Company, Oppenheimer Variable
                                             Account Funds and OppenheimerFunds,
                                             Inc. dated November 23, 1998. (3)

                                         (B) Form of Administrative Services
                                             Agreement between OppenheimerFunds,
                                             Inc. and American General Annuity
                                             Insurance Company. (4)

                                    (viii)   Amendment No. 1 to Participation
                                             Agreement between American General
                                             Annuity Insurance Company,
                                             Oppenheimer Variable Account Funds
                                             and OppenheimerFunds, Inc. dated
                                             November 23, 1998. (3)

                                    (ix)     Form of Amendment No. 2 to
                                             Participation Agreement between
                                             American General Annuity Insurance
                                             Company, Oppenheimer Variable
                                             Account Funds and OppenheimerFunds,
                                             Inc. (3)

                                    (x)      Form of Participation Agreement
                                             between Franklin Templeton Variable
                                             Insurance Products Trust, Franklin
                                             Templeton Distributors, Inc. and
                                             American General Annuity Insurance
                                             Company dated May 1, 2000. (4)

                                    (xi)     Form of Administrative Services
                                             Agreement between American General
                                             Annuity Insurance Company and
                                             Franklin Templeton Services, Inc.
                                             (4)

                                    (xii)    Form of First Amendment to
                                             Administrative Services Agreement
                                             between American General Annuity
                                             Insurance Company and Franklin
                                             Templeton Services, Inc. (5)

                                    (xiii)   Form of Participation Agreement
                                             among Putnam Variable Trust, Putnam
                                             Mutual Funds, Corp. and American
                                             General Annuity Insurance Company,
                                             dated November 15, 2000. (7)

                           (9)               Not applicable.

                           (10)              Consent of Independent Auditors.
                                             (Filed herewith)

                           (11)              None

                           (12)              None

                           (13)              Calculation of Performance
                                             Information. (3)

                           (14) Listing and diagram of all persons directly or indirectly controlled by or under common control with Depositor. (Filed herewith)

                           (15)              Company Organizational Chart. (6)

----------

(1) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 33-86464) of A. G. Separate Account A filed on April 29, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-86464) of A. G. Separate Account A filed on May 26, 1998.

(3) Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-70801) of A. G. Separate Account A filed on July 16, 1999.

(4) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70801) of A. G. Separate Account A filed on April 18, 2000.

(5) Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-67605) of A.G. Separate Account A filed on June 29, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 33-86464) of A. G. Separate Account A filed on September 29, 1998.

(7) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-86464) of A.G. Separate Account A filed on November 3, 2000.

(8) Incorporated by reference to Post-Effective Amendment No. ____ to Form N-4 Registration Statement (File No._______ ) of A.G. Separate Account A filed on ________________ .

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                  The directors and principal officers of the depositor are listed below. The business address of each director and officer is 2929 Allen Parkway, Houston, Texas 77019, except where indicated with an asterisk * the business address is 205 East 10th Street, Amarillo, Texas 79109.

NAME AND PRINCIPAL         POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH THE DEPOSITOR
------------------         ---------------------

John A. Graf               Chairman
Bruce R. Abrams            Director and President
M. Kathleen Adamson        Director
Robert P. Condon           Director
Mary L. Cavanaugh          Director, Executive Vice President, General
                           Counsel and Secretary
David W. Entrekin          Director, Executive Vice President
                           And Chief Financial Officer
Randall W. Epright         Executive Vice President and Chief
                           Information Officer
Michael J. Akers           Director, Senior Vice President and Chief Actuary
Lillian Calimann           Senior Vice President - Information Technology
Rebecca G. Campbell        Director and Senior Vice
                           President - Human Resources
David H. den Boer          Senior Vice President and Chief Compliance
                           Officer
Sharla A. Jackson*         Senior Vice President - Customer Service Amarillo
Robert E. Steele*          Senior Vice President - Specialty Products
J. Elizabeth Barton*       Vice President
Leslie K. Bates*           Vice President
Gregory Sephen Broer       Vice President - Actuarial
Richard A. Combs           Vice President - Actuarial
Neil J. Davidson           Vice President - Actuarial

Donald L. Davis*           Vice President
Cliffette Eads*            Vice President - New Business - AIG
Terry B. Festervand        Vice President and Treasurer
Daniel Fritz               Vice President - Actuarial
Jerry L. Livers            Vice President - PPGA Sales
Edward P. Millay           Vice President and Controller
Cindy Moore                Vice President - Budget & Expense Management
Rembert R. Owen, Jr.*      Vice President and Assistant Secretary
Michele Hansen Powers      Vice President - Implementation
Richard W. Scott           Vice President and Chief Investment Officer
Nancy K. Shumbera          Vice President - Business Solution Development
James P. Steele*           Vice President - Specialty Products
Kenneth R. Story*          Vice President - Information Technology
Ted G. Kennedy             Vice President - Government Relations
William Fish               Investment Officer
Roger E. Hahn              Investment Officer
Gordon S. Massie           Investment Officer
Richard Mercante           Investment Officer
Craig R. Mitchell          Investment Officer
Alan Nussenblatt           Investment Officer
Scott Richland             Investment Officer
Sam Tillinghast            Investment Officer
W. Larry Mask              Real Estate Investment Officer & Assistant Secretary
Dan Cricks                 Tax Officer
Kurt Bernlohr              Assistant Secretary
Tracey Harris              Assistant Secretary
Connie E. Pritchett*       Assistant Secretary
Frederick J. Sdao          Assistant Secretary
Katherine Stoner           Assistant Secretary
Daniel R. Cricks           Assistant Tax Officer
Bonnie Finley              Assistant Treasurer
Paul Hoepfl                Assistant Treasurer
Louis McNeal               Assistant Treasurer
Kristy L. McWilliams       Assistant Treasurer
Linda Pinney               Assistant Treasurer
Tara S. Rock               Assistant Treasurer
Diana Smirl                Assistant Treasure
Carolyn Roller             Assistant Treasurer
Dori A. Artis*             Administrative Officer
Marta Brown                Administrative Officer
Robert A. Demchak          Administrative Officer
Jill A. Etta               Administrative Officer
Robin F. Farris            Administrative Officer
David Green                Administrative Officer
Ted D. Hennis              Administrative Officer
Michael E. Mead            Administrative Officer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of AIG Annuity Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor of the Registrant, see Exhibit 14 of the Registration Statement of Registrant, filed herewith. The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, accession number 0000950123-02-003222, filed April 1, 2002.

ITEM 27. NUMBER OF CONTRACT OWNERS

         As of March 22, 2002, there were 922 owners of Qualified Contracts offered by this Registration Statement and 2,896 owners of Non-Qualified Contracts offered by this Registration Statement.

ITEM 28. INDEMNIFICATION

         The Bylaws (Article VI - Section 1) of the Company provide that:

         The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (collectively, "Agent") against expenses (including attorneys, fees), judgments, fines, penalties, court costs and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement (whether with or without court approval), conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Agent did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. If several claims, issues or matters are involved, an Agent may be entitled to indemnification as to some matters even though he is not entitled as to other matters. Any director or officer of the Corporation serving in any capacity of another corporation, of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation, shall be deemed to be doing so at the request of the Corporation.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Registrant's principal underwriter, American General Distributors, Inc., also acts as principal underwriter for affiliated entities of AIG Annuity Insurance Company.

         (b) The directors and principal officers of the principal underwriter are shown below. Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:

                           POSITION AND OFFICES
                           WITH UNDERWRITER
NAME AND PRINCIPAL         AMERICAN GENERAL
BUSINESS ADDRESS           DISTRIBUTORS, INC.
------------------         --------------------

Robert P. Condon           Director, Chief Executive Officer and President

Mary L. Cavanaugh          Director and Assistant Secretary

David H. den Boer          Director, Senior Vice President and Secretary

Jennifer D. Cobbs          Executive Vice President

Krien VerBerkmoes          Chief Compliance Officer

John Reiner                Chief Financial Officer and Treasurer

Robyn Galerston            Assistant Vice President-Sales Literature Review

Daniel R. Cricks           Tax Officer

James D. Bonsall           Assistant Treasurer

Kurt Bernlohr              Assistant Secretary

Tracey Harris              Assistant Secretary

         (c) American General Distributors, Inc. is the principal underwriter for A. G. Separate Account A. The licensed agents who sell the Flexible Payment Variable and Fixed Individual Deferred Annuity Contracts are compensated for such sales by commissions paid by AIG Annuity Insurance Company. These commissions do not result in any charge to A. G. Separate Account A or to Contract Owners, Annuitants or Beneficiaries, as those terms are defined in Flexible Payment Variable and Fixed Individual Deferred Annuity Contracts, in addition to the charges described in the prospectuses for such Contracts.

ITEM 30. LOCATION OF RECORDS

         All records referenced under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained and are in the custody of AIG Annuity Insurance Company at its principal executive office located at 2929 Allen Parkway, Houston, Texas 77019.

ITEM 31. MANAGEMENT SERVICES

         Not Applicable.

ITEM 32. UNDERTAKINGS

         a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

         b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

         c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

         d. AIG Annuity Insurance Company ("Company"), hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                  REPRESENTATIONS

         (1) The Company hereby represents that it is relying upon Investment Company Act Rule 6c-7. The Company further represents that paragraphs
(a) - (d) of Rule 6c-7 have been complied with.

         (2) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

         1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b) (11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

         2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b) (11) in any sales literature used in connection with the offer of the contract;

         3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b) (11) to the attention of the potential participants; and

         4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b) (11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                               POWERS OF ATTORNEY

         Each person whose signature appears below hereby appoints Mary L. Cavanaugh, Kurt Bernlohr and Katherine Stoner and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, A.G. Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 25th day of April 2002.


                                    A. G. SEPARATE ACCOUNT A
                                    (Registrant)

                           BY:      AIG ANNUITY LIFE INSURANCE
                                    COMPANY
                                    (On behalf of the Registrant and itself)




                           BY:      /s/ Mary L. Cavanaugh
                              -------------------------------------------------
                                    Mary L. Cavanaugh
                                    Executive Vice President, General
                                      Counsel and Secretary

[SEAL]



ATTEST:           /s/ Katherine Stoner
           ---------------------------------------------------
                  Katherine Stoner, Assistant Secretary

         As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                          Title                          Date
---------                          -----                          ----
/s/ John A. Graf                   Director, Chairman and         April 25, 2002
---------------------------        Chief Executive Officer
John A. Graf

/s/ David Entrekin                 Director, Executive Vice       April 25, 2002
---------------------------        President, Chief Financial
David Entrekin

                                   Officer and Principal
                                   Accounting Officer

/s/ Bruce R. Abrams                Director                       April 25, 2002
---------------------------
Bruce R. Abrams

/s/ M. Kathleen Adamson            Director                       April 25, 2002
---------------------------
M. Kathleen Adamson

/s/ Michael J. Akers               Director                       April 25, 2002
---------------------------
Michael J. Akers

/s/ Rebecca G. Campbell            Director                       April 25, 2002
---------------------------
Rebecca G. Campbell

/s/ Mary L. Cavanaugh              Director                       April 25, 2002
---------------------------
Mary L. Cavanaugh

/s/ Robert P. Condon               Director                       April 25, 2002
---------------------------
Robert P. Condon

                                INDEX TO EXHIBITS
                                       TO
                                    FORM N-4
                                       FOR
                             A.G. SEPARATE ACCOUNT A


EXHIBIT NO.

6. (iii). Articles of Amendment changing the name of the Corporation from American General Annuity Insurance Company to AIG Annuity Insurance Company

10. Consent of Independent Auditors

14. Listing and diagram of all persons directly or indirectly controlled by or under common control with Depositor